                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                                (Amendment No. 1)

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

 Check the appropriate box:
[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         First Commonwealth Corporation
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):
 [   ] No fee required.
 [ X ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of  securities  to which  transaction  applies:  Common
     Stock, par value $1.00 per share, of First Commonwealth Corporation

(2)  Aggregate number of securities to which transaction  applies:  9,920 shares of Common Stock

(3)  Per unit price or other underlying value of transaction  computed  pursuant to  Exchange  Act Rule 0-11:  $250.00 per share of Common  Stock,  the cash price to be paid in the merger

(4)  Proposed maximum aggregate value of transaction: $2,480,000.00*

(5)  Total fee paid: $496.00**

*The  "maximum  aggregate  value of the  transaction"  is the  product  of 9,920 outstanding  shares of Common Stock and $250.00,  the cash price per share to be paid in the merger.  **In accordance with Exchange Act Rule 0-11, the filing fee is determined by multiplying the transaction value by 1/50th of 1%.

[ X  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:
 (2) Form, Schedule or Registration Statement No.:
 (3) Filing Party:
 (4) Date Filed:

                         FIRST COMMONWEALTH CORPORATION
                           5250 South 6th Street Road
                           Springfield, Illinois 62703

______________, 2002

Dear Shareholder:

     You are cordially  invited to attend a special  meeting of  shareholders of
First  Commonwealth  Corporation,  to be held at  11:00  a.m.,  local  time,  on
_________________,  2002, at 5250 South 6th Street Road,  Springfield,  Illinois
62703.

     As described in the enclosed proxy  statement,  at the special  meeting you will be asked to approve a proposed merger  transaction with United Trust Group,
Inc., our largest shareholder. In the proposed merger transaction:

•    First  Commonwealth  will merge into United Trust Group,  with United Trust
     Group as the surviving corporation, and

•    Each  outstanding  share of First  Commonwealth  (other than shares held by
     United Trust Group or our subsidiaries) will be converted into the right to receive $250.00, cash, without interest.

The receipt of cash for First  Commonwealth  common stock pursuant to the merger will be a taxable  transaction for federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign and other tax laws.

     Our  board of  directors  has  unanimously  approved  the  proposed  merger transaction  as being  in the  best  interests  of  First  Commonwealth  and the shareholders of First Commonwealth.  The board of directors  recommends that you vote for  approval and  adoption of the merger  agreement  and the merger at the special meeting.

     Enclosed is a notice of special meeting of shareholders  (with accompanying proxy card) and a proxy statement containing a discussion of the merger. We urge you to read this  material  carefully.  Whether  or not you plan to  attend  the special meeting,  please complete, sign and date the proxy card and return it in the enclosed  postage  prepaid  envelope as soon as possible.  If you attend the special meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

     If the proposed merger  transaction is approved by our  shareholders at the special meeting and all of the conditions to each of the parties' obligations to effect the merger are  satisfied,  we anticipate  that the closing of the merger will occur within five business days of shareholder approval.

        Your vote is important for the approval of the merger.

        Your prompt cooperation will be greatly appreciated.

                                            Sincerely,

                                     Jesse T. Correll, Chairman of the Board and
                                     Chief Executive Officer

     This transaction has not been approved or disapproved by the Securities and
Exchange Commission or any state securities  commission,  nor has the Securities and  Exchange  Commission  or any state  securities  commission  passed upon the fairness or merits of such  transaction nor upon the accuracy or adequacy of the information contained in this document.  Any representation to the contrary is a criminal offense.

                                                          [LOGO OF FCC]
                                                  First Commonwealth Corporation
                                        5250 South 6th Street Road, PO. Box 5147
                                                Springfield, Illinois 62705-5147
________________, 2002

[Shareholder Name and Address]

        RE: NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholders:

     A Special Meeting of Shareholders of First Commonwealth Corporation will be held at the  corporate  headquarters,  5250 South 6th Street Road,  Springfield,
Illinois 62703 on _____________, 2002, at 11:00 a.m., local time. We are holding a special meeting to vote upon a merger proposal to adopt the Agreement and Plan of Reorganization  and related Plan of Merger,  each dated as of June 5, 2001 by and  between  United  Trust  Group,  Inc.,  an Illinois  corporation,  and First
Commonwealth Corporation, a Virginia corporation,  which we have attached to the accompanying proxy statement as Appendix A, and approve the merger  contemplated by the merger  agreement,  and to transact such other business  properly brought before the special meeting or any adjournment of the special meeting.

     If you were a shareholder of record on _____________, 2002, you may vote at the special meeting or any adjournment of the special meeting. Your vote is very important.  To vote your shares,  please sign,  date and complete the proxy card below  and mail it  promptly  in the  enclosed  return  envelope.  The  board of directors  of First  Commonwealth  Corporation  has  approved,  and  unanimously recommends that you vote for, the merger proposal.

By order of the Board of Directors,

Theodore C. Miller, Secretary

   Recommendation of FCC Board of Directors
   and FCC's Reasons for the Merger.......................11
   Opinion of Morgan Keegan, Financial
   Advisor to FCC.........................................14
   Position of United Trust Group as
   to Fairness of the Merger..............................19
   Interests of Certain Persons
   in the Merger..........................................19
   Consequences of the Merger.............................20
   Benefits and Detriments of the Merger
   to FCC and FCC's Public Shareholders...................20
   Principal Purposes of the Merger/Plans

APPENDICES

Appendix A -  Agreement and Plan of Reorganization
Appendix B -  Fairness Opinion of Morgan Keegan & Company, Inc.

Appendix C -  Letter Reconfirming Fairness Opinion of Morgan Keegan & Company, Inc.

                         FIRST COMMONWEALTH CORPORATION
                           5250 South 6th Street Road
                           Springfield, Illinois 62703
                                 (217) 241-6300

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ____________, 2002

     The  special  meeting  of   shareholders   (including  any  adjournment  or
postponement  thereof,  referred  to in  this  proxy  statement  as the  special meeting) of First  Commonwealth  Corporation  will be held at 11:00 a.m.,  local time,  on  _________,  __________________,  2002, at 5250 South 6th Street Road,
Springfield,  Illinois 62703. First  Commonwealth  Corporation is referred to in this  proxy  statement  as FCC.  This  proxy  statement  is being  furnished  in connection with the  solicitation of proxies by the board of directors of FCC to be used at the special meeting.  This proxy statement and the attached notice of special  meeting of  shareholders  and the proxy card are first being  mailed to shareholders  of FCC on or about  _______________,  2002. The date of this proxy statement is _________________, 2002.

     At the special meeting, the shareholders of FCC will consider and vote upon a proposal  to approve and adopt an  Agreement  and Plan of  Reorganization  and related  Plan of  Merger,  each  dated  as of June 5,  2001  (which  we refer to collectively in this proxy statement as the merger  agreement),  between FCC and
United  Trust  Group,  Inc.,  an  Illinois  corporation,  and  the  transactions contemplated  thereby.  United Trust Group is the owner of approximately  82% of
FCC's outstanding common stock, par value $1.00 per share.

                               Summary Term Sheet

     This  brief  summary  highlights  selected   information  from  this  proxy
statement.  It does not contain all of the information  that may be important to you.  You  should  read  carefully  the  entire  proxy  statement  and the other documents to which this  document  refers to fully  understand  the merger.  See
"Where You Can Find More  Information"  on page 53. We refer to the  matters you will vote on at the special  meeting,  which we described in the attached notice of special meeting, collectively in this proxy statement as the merger proposal.

Questions and Answers

Q:   What am I voting on?

A:   We ask you to adopt the merger proposal. Under the merger proposal,  United
     Trust Group will acquire FCC.

Q:   Why is FCC proposing to merge with United Trust Group? How will I benefit?

A:   We recommend that you adopt the merger proposal because:

     •    the  merger  consideration  of $250 per share  will give you a premium over the price at which  shares of FCC common stock  generally  traded before we announced the merger; and

     •    we believe that the merger will provide FCC's public  shareholders the opportunity to obtain  immediate  liquidity for their FCC common stock without having to pay brokerage fees or commissions.

     For further discussion of the background of and reasons for the merger, see
"Special Factors--Background of the Merger" beginning on page 10.

Q:   What will I receive in the merger?

A:   For each share of FCC common stock you own, you will receive $250 in cash.

Q:   When will the merger be completed?

A:   We hope to complete the merger before the end of _________, 2002. We expect the  closing of the  merger to occur  within  five days  after the  special meeting.

Q:   What do I need to do now? How do I vote?

A:   Indicate  on your  proxy  card how you want to vote and sign and mail it in the enclosed return envelope as soon as possible,  or direct your broker or banker to do so as discussed  below, so that we may vote your shares at the special meeting. You may also vote in person at the special meeting.

Q:   If I hold my  shares in  "street  name,"  will my broker or banker  vote my shares for me?

A:   No,  unless you  provide  instructions  to your  broker or banker on how to vote. You should follow the  directions  provided by your broker or banker.
     Without instructions,  we will not vote your shares at the special meeting, which will have the effect of a vote against the merger proposal.

Q:   Is there anything I need to do now besides vote?

A:   No, we will deliver a letter of transmittal after the special meeting.

Q:   What are the federal tax consequences of the merger to me?

A:   Generally,  you will recognize capital gain or loss equal to the difference between  the amount of cash you  receive  and your  adjusted  basis in your common  stock.  You  should  consult  with your tax  advisor  about the tax consequences  of the merger to you. See  "Material  United  States  Federal
     Income Tax Consequences" beginning on page 37.

Q:   What other matters will we vote on at the special meeting?

A:   FCC does not  expect  any other  matter to arise for a vote at the  special meeting.

Q:   Who can help answer my questions?

A:   If you have questions about the merger or would like  additional  copies of this document, contact:

           Theodore C. Miller
           First Commonwealth Corporation
           5250 South 6th Street Road
           Springfield, Illinois  62703
           Telephone:  (217) 241-6300

The Companies--page 38

           United Trust Group, Inc.
           5250 South 6th Street Road
           Springfield, Illinois  62703
           Telephone: (217) 241-6300

           First Commonwealth Corporation
           5250 South 6th Street Road
           Springfield, Illinois  62703
           Telephone:  (217) 241-6300

     United Trust Group, an Illinois  corporation,  is a life insurance  holding company which began operations in 1984. Its dominant business is individual life insurance which includes the servicing of existing  insurance business in force, the solicitation of new individual life insurance,  and the acquisition of other companies in the  insurance  business.  United Trust Group  conducts  operations through its subsidiaries.

     FCC is an intermediate  insurance  holding company 82% controlled by United
Trust Group.  FCC was  incorporated  in Virginia in 1967.  FCC's life  insurance subsidiaries,  Universal  Guaranty  Life  Insurance  Company,  Appalachian  Life
Insurance  Company,  and Abraham Lincoln Insurance  Company,  all operate in the individual life insurance business.

     United Trust Group  generates  substantially  all of its revenues from life insurance.  Roosevelt Equity  Corporation,  a wholly-owned  subsidiary of United
Trust Group,  incorporated  in Delaware in 1971, acts as agent for its customers by placing  orders of mutual  funds and  variable  annuity  contracts  placed in customer  name.  Its  operating  activity  accounts  for less than  $100,000  of earnings annually.  United Trust Group's wholly-owned  subsidiary North Plaza of
Somerset,  Inc.,  owns for  investment  purposes a shopping  center in Somerset,
Kentucky,  approximately  12,000  acres of  timberland  in  Kentucky,  and a 50%
partnership interest in an additional 11,000 acres of Kentucky  timberland.  Its operating activity accounts for less than $100,000 of earnings annually.

The Special Meeting--page 7

     FCC will hold the special meeting of its shareholders on ___________, 2002,
11:00  a.m.,  local time at 5250 South 6th Street  Road,  Springfield,  Illinois
62703.  At the  special  meeting,  we will ask you to vote to adopt  the  merger proposal.

     Record  Date.  You can vote at the special  meeting if you owned FCC common stock of record at the close of  business  on  _____________,  2002,  the record date. On that date,  54,385 shares of FCC common stock were outstanding and held of record by ________  shareholders.  At the special  meeting,  you can cast one vote for each share of FCC common stock you owned on the record date.

     Vote  Required.  The  holders of more than  two-thirds  of the  outstanding shares of FCC common  stock  entitled to vote must vote in favor of adopting the merger agreement and approving the merger in order to adopt the merger agreement and approve the merger.

     Share  Ownership  of  Directors  and  Management.  As of the  record  date, directors and executive  officers of FCC beneficially  owned 1,234 shares of FCC common stock.  This  represented  2.3% of the shares  outstanding  on the record date. We currently  expect that the  directors and executive  officers will vote their FCC common  stock for the merger  proposal.  In  addition,  we expect that
United Trust Group will vote the 82% of FCC common stock owned by it in favor of the  merger  proposal.  Accordingly,  adoption  of the merger  agreement  by FCC shareholders is assured.

Recommendation of FCC Board of Directors and FCC's Reasons for the Merger--page 11

     The board of directors of FCC has approved, and unanimously recommends that you vote for, the merger
proposal.

The Merger Agreement--page 23

     We have  attached  the merger  agreement  to this  document  as Appendix A.
Please read the merger  agreement.  It is the legal  document  that  governs the merger.  We will complete the merger if FCC's  shareholders  vote for the merger proposal  and we satisfy or waive each of the other  conditions  to the  merger.
Each FCC shareholder,  other than United Trust Group,  will receive $250 in cash per each share of FCC common stock in the merger.

Principal Purposes of the Merger--page 21

     The  principal  purposes of the merger are to permit  United Trust Group to acquire all of the publicly held shares of FCC common  stock,  and to afford the shareholders the opportunity to dispose of their shares of FCC common stock at a fair value.  When we refer to the publicly held shares of FCC common  stock,  we are  referring  to those  shares of FCC common  stock other than the 82% held by
United Trust Group.

Opinion of Financial Advisor--page 14

     Morgan Keegan & Company,  Inc.,  financial advisor to FCC, delivered to the
FCC board of directors its opinion to the effect that,  as of June 5, 2001,  the merger  consideration  that holders of FCC common stock will receive pursuant to the  merger  agreement  was  fair  from a  financial  point  of  view to the FCC shareholders.  We have  attached  this  opinion to this  document as Appendix B.
Morgan  Keegan  has  reconfirmed  its  opinion  as of the  date  of  this  proxy statement.  You should read it completely to understand  the  assumptions  made, matters  considered  and  limitations  of the  review  made by Morgan  Keegan in providing its opinion.

Management and Operations After the Merger

     The  directors  and officers of United Trust Group upon  completion  of the merger will serve as the  directors  and officers of the combined  company after the merger.

Termination of the Merger Agreement--page 27

     FCC and United Trust Group may mutually  agree at any time to terminate the merger  agreement  even if the  shareholders  of FCC  have  adopted  the  merger proposal.  Either  FCC or United  Trust  Group  may also  terminate  the  merger agreement under some circumstances.

Amendment and Waiver--page 27

     We may amend or  supplement  the merger  agreement  before we complete  the merger.  However,  after  approval by FCC's  shareholders,  we may not,  without further shareholder approval, amend the merger agreement to:

     •    change the amount or form of the merger consideration; or

     •    make any change to the merger  agreement  that  adversely  affects the rights of FCC's shareholders.

          Before we complete the merger, FCC and United Trust Group may:

     •    extend the time for performance under the merger agreement;

     •    waive any inaccuracies in the representations and warranties; or

     •    waive compliance with any of the agreements or conditions contained in the merger agreement.

Interests of Certain Persons in the Merger--page 19

     In  considering  the  recommendation  of the FCC  board of  directors  with respect to the merger agreement, you should be aware that United Trust Group and some of FCC's  officers  and  directors  have  interests  in the  merger or have relationships,  including  those  referred to below,  that may present actual or potential,  or the appearance of actual or potential,  conflicts of interests in connection with the merger:

     •    United Trust Group owns  approximately 82% of FCC's outstanding common stock;

     •    the board of directors  and the  executive  officers of FCC and United
          Trust Group are identical; and

     •    FCC's board of directors  and  executive  officers  own  approximately
          1,234 shares of FCC's  outstanding  common  stock,  entitling  them to
          receive   an   aggregate   of   approximately   $308,500   in   merger
          consideration.

No Dissenters' Appraisal Rights--page 52

     You do not have the right to  dissent  from the merger  under the  Virginia
Stock Corporation Act.

Accounting Treatment

     United Trust Group will account for the merger under the "purchase"  method of accounting. United Trust Group will allocate the aggregate consideration paid by United  Trust Group in the merger to FCC's  assets and  liabilities  based on their fair market values. United Trust Group will treat any excess consideration as goodwill.

                    Price Range of Common Stock and Dividends

     The following table shows, for the periods indicated,  the high and low bid quotations  per share of FCC common  stock.  FCC  common  stock is traded in the over-the-counter  market  under  the  trading  symbol  "FMVA".  Such  quotations represent inter-dealer quotations and do not include retail markup, markdown, or commission  nor do they represent  actual sales.  Trading in FCC common stock is very limited.  On ___________ __, 2002, the record date for the special meeting, there were approximately ______ record holders of FCC common stock.

                                                              Bid
                                                              ---
                     Period                        High                   Low
                     ------                        ----                   ---

Calendar 2001
     First Quarter                                 $ 86                   $ 86
     Second Quarter                                $ 86                   $ 86
     Third Quarter                                 $ 86                   $ 86
Calendar 2000
     First Quarter                                 $110                   $110
     Second Quarter                                $ 85                   $110
     Third Quarter                                 $ 80                   $ 86
     Fourth Quarter                                $ 86                   $ 86
Calendar 1999
     Third Quarter                                 $110                   $155
     Fourth Quarter                                $110                   $135

     FCC has not paid  dividends  on its common stock during the past two years.
If we do not  complete  the  merger,  the  timing  and  amount of any future FCC dividends will depend upon earnings, cash requirements,  the financial condition of FCC and its subsidiaries, applicable government regulations and other factors considered  relevant by the board of directors  of FCC. At  September  30, 2001, substantially all of FCC's  consolidated  shareholders'  equity  represented net assets of FCC's  subsidiaries.  The payment of cash dividends to shareholders by
FCC is not legally restricted.  However,  state insurance  departments  regulate insurance  company  dividend  payments  where the  company  is  domiciled.  Ohio domiciled  insurance  companies,  including FCC's subsidiary  Universal Guaranty
Life Insurance  Company,  must give the insurance  commissioner five days' prior notification  for the payment of an ordinary  dividend.  Ordinary  dividends are defined  as the  greater  of: (a) prior year  statutory  earnings  or (b) 10% of statutory  capital and surplus.  Extraordinary  dividends  (amounts in excess of
ordinary  dividend   limitations)   require  prior  approval  of  the  insurance
commissioner and are not restricted to a specific calculation.

                               The Special Meeting

General

     We furnish  this proxy  statement  to the FCC  shareholders  as part of the solicitation  of proxies by FCC's board of directors  for use at (1) the special meeting  of  shareholders  of FCC on  __________,  2002 at 5250 South 6th Street
Road,  Springfield,  Illinois  62703,  11:00  a.m.,  local  time,  and  (2)  any adjournment of the meeting.

At the special meeting, you will consider and vote upon the merger proposal to:

     •    adopt the  Agreement  and Plan of  Reorganization  and related Plan of
          Merger,  each dated as of June 5, 2001,  by and between  United  Trust
          Group,   Inc.,  an  Illinois   corporation,   and  First  Commonwealth
          Corporation, a Virginia corporation, and

     •    approve the merger.

Record Date

     FCC has fixed the close of business on  ______________,  2002 as the record date for  determining  shareholders  entitled  to  notice  of and to vote at the special  meeting.  On  that  date,  54,385  shares  of  FCC  common  stock  were outstanding  and  held of  record  by  _________  shareholders.  At the  special meeting,  you can cast one vote, either in person or by proxy, for each share of
FCC common stock you owned on the record date.

Vote Required

     Virginia law requires the affirmative  vote of the holders of more than two thirds of the  outstanding  shares of FCC common stock entitled to vote to adopt the merger  agreement  and  approve the merger.  The merger  agreement  does not require the approval of the merger  agreement and the merger by the holders of a majority of the  outstanding FCC common stock who are  unaffiliated  with United
Trust Group.

     A  majority  of the  issued  and  outstanding  shares of FCC  common  stock entitled to vote at the special  meeting must be present to constitute a quorum.
Shares held by FCC  shareholders  who  abstain  from voting will count as shares present and entitled to vote at the  meeting.  Brokers who hold FCC common stock in nominee or "street name" for  beneficial  owners may not give a proxy to vote those shares on the merger  proposal at the special  meeting unless they receive specific  instructions  from  those  customers.  Shares  represented  by proxies returned  by a broker  holding  those  shares in  "street  name"  will count for purposes of determining  whether a quorum exists,  even if the beneficial  owner does not vote those shares. These shares are known as broker nonvotes.

     Under  applicable  law,  abstentions and broker nonvotes will have the same effect as votes against the merger  proposal.  Thus,  the FCC board of directors urges you to  complete,  date and sign the  enclosed  proxy  card and  return it promptly in the enclosed, postage prepaid envelope.

Share Ownership of Directors and Executive Officers

     As  of  _____________,  2002,  directors  and  executive  officers  of  FCC beneficially  owned 1,234 shares of FCC common stock.  This  represented 2.3% of the shares  outstanding  on the record date. We currently  expect that directors and executive officers will vote the FCC common stock beneficially owned by them for the merger proposal.

Recommendation of the FCC Board

     The board of directors of FCC has approved, and unanimously recommends that you vote for, the merger proposal.

Voting and Revocation of Proxies

     If you execute and return the enclosed proxy card, the persons named in the proxy  card will vote the FCC  common  stock  represented  by that  proxy at the special meeting. If you specify a choice in the proxy card, the persons named in the proxy will vote your FCC shares as you  requested.  If you do not  specify a choice  in your  proxy,  other  than in the case of  broker  nonvotes,  then the persons named in the proxy will vote your shares for the merger proposal, and in the  discretion  of the persons  named in the proxy on such other matters as may properly be presented at the special meeting.

     You may  change  your vote at any time  before  we vote  your  proxy at the special  meeting.  You can do so by giving written notice of your  revocation to
FCC's  secretary,  by filing a  revoking  instrument  or a duly  executed  proxy bearing a later date with FCC's secretary, or you can attend the special meeting and vote in person.

     Simply attending the special meeting will not revoke your proxy.

     You should send any written notice  revoking your proxy, or any request for a new proxy card, to the following address:

        First Commonwealth Corporation
        5250 South 6th Street Road
        Springfield, Illinois  62703

        Attn:  Theodore C. Miller
               Corporate Secretary

Solicitation of Proxies

     FCC is soliciting  proxies by and on behalf of its board of directors.  FCC will pay all expenses of  soliciting  proxies.  In addition to  solicitation  of proxies by mail,  FCC will request  banks,  brokers and other record  holders to send proxies and proxy  materials to the  beneficial  owners of FCC common stock and secure their voting  instructions,  if  necessary.  In addition,  directors, officers and  employees of FCC or its  affiliates  may solicit  proxies from FCC shareholders in person or by telephone,  facsimile,  telegram, or other means of communication.  Those directors, officers and employees of FCC or its affiliates will not receive additional  compensation,  but may be reimbursed for reasonable out-of-pocket  expenses in connection with any solicitation.  FCC will reimburse brokers,  fiduciaries,  custodians  and other  nominees  for their  charges  and expenses in forwarding proxy materials to beneficial owners of FCC common stock.

                                 Special Factors

Background of the Merger

     Beginning in the first quarter of 2001,  management of FCC and United Trust
Group began discussing the mutual benefits of a possible  combination of the two companies.  United  Trust  Group's  and  FCC's  boards  of  directors,  with the assistance of  management  and legal  counsel,  began  evaluating  strategies to enhance shareholder value and improve the overall efficiency of the United Trust
Group insurance  holding company system by  consolidating  FCC into United Trust
Group.  As part of these  discussions,  the board of directors of each of United
Trust Group and Appalachian  Life Insurance  Company (an indirect  subsidiary of
FCC), began to discuss the advisability of implementing a reverse stock split of outstanding  Appalachian Life shares,  thereby eliminating minority ownership at
Appalachian  Life and further  streamlining  the United  Trust  Group  insurance holding company system.

     On March 28,  2001,  the board of directors of each of FCC and United Trust
Group  appointed  a  special  committee,   with  each  committee  consisting  of
non-employee  directors not on the other committee.  The FCC special  committee, consisting  of John S. Albin,  Robert V. O'Keefe and Robert W.  Teater,  and the
United Trust Group special  committee,  consisting of John W. Collins and Luther
C. Miller,  were formed to review and analyze the terms of the proposed  merger.
Each of the members of the  special  committee  of each of FCC and United  Trust
Group was a member of the board of  directors  of both of FCC and  United  Trust
Group. Randall Attkisson, the President and Chief Operating Officer and director of each of FCC and United  Trust  Group as well as an  affiliate  of the largest shareholder of United Trust Group,  originally proposed the $250 per share price to be paid for the FCC common stock in the proposed merger, based in part on the
$200 per share price United Trust Group had agreed to pay to purchase  shares of
FCC from one of its former  directors  and  officers in 2001 and the current and historical  market  prices  of the FCC  shares.  The  role  of the  FCC  special committee was to oversee the hiring of an  investment  banking firm or similarly qualified firm to assist the FCC board in determining whether the proposed price was fair to the FCC shareholders and to review the principal terms of the merger transaction.

     Morgan Keegan was retained by FCC on April 19, 2001 as financial advisor to assist the FCC board in its  consideration  of a merger of FCC with United Trust
Group. On May 23, 2001, the special committees of FCC's and United Trust Group's boards of  directors  held a joint  meeting  during which FCC's and United Trust
Group's  management  and FCC's and United Trust Group's legal counsel  discussed
with  the  committee  members   developments  in  the  principal  terms  of  the
transaction and the merger agreement and the status of Morgan Keegan's review of the  fairness,  from a  financial  point of view,  of the  transaction  to FCC's shareholders. The FCC special committee and United Trust Group special committee considered  various  options,  including the possibility of structuring a merger proposal in which the consideration  would, at each FCC shareholder's  election, consist  of cash or stock of United  Trust  Group,  all  subject to receipt of a fairness  opinion from Morgan Keegan.  The special  committees of FCC and United
Trust Group did not meet again.

     On June 5, 2001,  at a regular  joint  meeting of the board of directors of
United Trust Group and FCC,  Morgan  Keegan made a  presentation  regarding  its opinion on the fairness of the merger.  At the  meeting,  the United Trust Group board of directors approved the merger proposal and related matters. Also at the
June 5 meeting,  following  the FCC board's  review of the merger  proposal  and related  matters,  the FCC board (including all members of the board who are not
FCC employees)  unanimously  approved the merger  proposal and related  matters, determined  that the merger  agreement and the merger were in the best interests of the FCC  shareholders,  declared the advisability of the merger agreement and the  merger,  and  recommended  that the FCC  shareholders  vote for the  merger agreement dated as of June 5, 2001 and the merger.

     On June 5, 2001,  FCC and United Trust Group  issued a joint press  release announcing  the merger  proposal,  and the parties  executed and  delivered  the merger  agreement.  Also on June 5,  2001,  United  Trust  Group  announced  the approval by the board of  directors  of  Appalachian  Life of the reverse  stock split proposal  discussed  above. A reverse stock split at Appalachian  Life was ultimately completed on October 26, 2001.

Recommendation of FCC Board of Directors and FCC's Reasons for the Merger

     The board of  directors  of FCC  determined  that the terms of the proposed merger  are  fair  to  and in the  best  interests  of  FCC's  shareholders  and unanimously  approved the merger  agreement and the merger and recommended  that the merger  agreement  be submitted  for approval at a special  meeting of FCC's shareholders.  In the  course  of its  deliberations,  the FCC  board  took into account, among other factors, the historical market price of FCC's common stock, the price United Trust Group paid in recent acquisitions of shares of FCC common stock from a former director and officer of United Trust Group and FCC,  current and projected earnings,  prevailing market conditions and industry consolidation activities.  In arriving at its  decision,  the board of  directors  of FCC gave careful  consideration  to a number of factors,  including the opinion of Morgan
Keegan, financial advisor to the FCC board of directors.

     The FCC board of directors  considered the following material advantages to the merger:

     - elimination of double regulatory reporting  requirements under applicable insurance and securities regulatory requirements and associated cost savings;

     - improvement to the overall efficiency of the United Trust Group insurance holding company system by consolidating FCC into United Trust Group; and

     - providing FCC shareholders the opportunity to obtain immediate  liquidity for their FCC common stock.

The FCC board of directors also considered the following additional factors:

     - the  complementary  nature of the  insurance  business  of FCC and United
Trust Group;

     -  information  with  respect  to  the  financial  condition,   results  of
operations  and business of FCC, on both a historical  and a prospective  basis, and the impact of industry,  economic and general market  conditions,  including without limitation that FCC has historically  reported losses, its size relative to other  insurance  companies in the insurance  industry makes it difficult for
FCC to compete,  and its  insurance  business is largely  comprised of servicing existing  policies and not  generating  and selling new  insurance  policies and products;

     - current and historical market prices of FCC's common stock, including the fact that the $250 per share  represents  a  significant  premium  over the most recent  quotations  and is $50 higher than the price paid by United  Trust Group earlier in 2001 when purchasing shares of FCC from a former director and officer of United Trust Group and FCC;

     - the  structure  of the  merger  and the  terms of the  merger  agreement, including  the manner in which a merger  allows the two  companies to combine in one  transaction  and allows FCC's  minority  shareholders  to  liquidate  their investment  without incurring any brokers' fees, and the fact that the merger is taxable to FCC shareholders; and

     - the  presentation  by Morgan  Keegan  with  respect to the merger and its opinion that,  as of June 5, 2001,  the merger was fair to the  shareholders  of
FCC, from a financial point of view,  including the FCC  shareholders  receiving
the  cash  consideration  in  the  proposed  merger,   which  opinion  has  been
reconfirmed  in writing by Morgan Keegan as of the date of this proxy  statement pursuant to the letter attached as Appendix C.

     The FCC  board of  directors  also  considered  the  following  potentially negative factors relating to the merger:

     - the merger consideration is less than the book value per share of the FCC common stock (i.e.,  the pre-merger  book value per share of FCC as of September
30, 2001 was  $592.95),  though the FCC board  focused  primarily on the trading prices of the FCC common stock and viewed book value as not very  indicative  of market value;

     - that FCC did not solicit  third-party  offers prior to entering  into the merger agreement; and

     - that the potential benefits of the merger may not be fully realized.

     The FCC board of directors  believed that overall any risks were outweighed by the potential benefits of the merger.

     In  reaching  their  determination  to  approve  and  recommend  the merger agreement,  the FCC board of  directors  did not assign any relative or specific weights  to the  foregoing  factors  and  individual  members  of the  board  of directors may have given differing weights to different factors.

     The FCC board of  directors  recognized  that,  while  consummation  of the merger will result in all public shareholders being entitled to receive $250 for each of their shares,  it will  eliminate  the  opportunity  for current  public shareholders to participate in the benefit of increases, if any, in the value of
FCC's business following the merger. The FCC board concluded that that this fact does not  justify  foregoing  the receipt of the  immediate  cash  premium  over trading value represented by the $250 per share price.

     The FCC board of directors also recognized  that the merger  agreement does not require  adoption by the holders of a majority of the shares of common stock held by  FCC's  shareholders  other  than  United  Trust  Group.  The FCC  board considered imposing this increased voting requirement, but concluded that it was not feasible in light of the large number of shareholders who own a small number
of  shares  of  FCC,  and  the  low  turnout  by  public   shareholders  at  FCC
shareholders' meetings. Responses to prior proxy solicitations have historically been low,  even  when  there  were no  broker  non-votes  on the  matters  being submitted for a vote.  There are more than 3,400 public  shareholders of FCC who are not affiliated with FCC and who own, in the aggregate,  approximately  9,788 shares.  Only 14 of these  shareholders  (one of which is a  depository)  own of record at least 25 shares. The remaining public  shareholders of FCC who are not affiliated  with FCC hold  approximately  77% of the  outstanding  shares of FCC common  stock  not  held by  United  Trust  Group  or its  affiliates,  and each
individually   holds  less  than  25  shares  of  FCC  common  stock.  Such  FCC shareholders  might have  little  incentive  to respond to a proxy  solicitation given the relatively small amount that they each would  individually  receive in the proposed merger. Further, the FCC board recognized that brokers who hold FCC common stock in nominee or "street  name" for  beneficial  owners may not give a proxy to vote those shares on the merger proposal  unless they receive  specific instructions  from those  customers,  which further lessens the chances that the merger agreement would be voted on by a majority of the FCC shareholders besides
United  Trust  Group.  The FCC board also  recognized  that it was not hiring or appointing an unaffiliated  third party to solely represent the interests of the
FCC shareholders other than United Trust Group in the proposed merger.  However, given the  fairness  opinion  rendered by Morgan  Keegan and the FCC board's own beliefs  as to the  fairness  of the price to be paid for the FCC  shares in the proposed  merger and that the  procedures  followed to structure and approve the proposed  merger comply with the applicable  state law, the FCC board  similarly concluded  that the  absence  of such  procedural  safeguards  does not  justify foregoing  the  receipt  of  the  immediate  cash  premium  over  trading  value represented by the $250 per share price.

     Because of United Trust Group's desire to retain its ownership  interest in and to  continue  to  conduct  the  business  of FCC,  neither  the FCC  special committee  nor the FCC board  considered  the  liquidation  of FCC's assets or a transaction  with a third party to be a viable course of action.  Therefore,  no appraisal of liquidation values or third party offers to acquire FCC were sought for purposes of evaluating the merger.

     After careful  consideration,  the FCC board of directors  has  unanimously
determined   that  the  terms  of  the  merger   agreement  and  the  merger  on
substantially  the terms and  conditions  set forth in the merger  agreement are advisable  and  are  fair  to,  and  in the  best  interests  of,  FCC  and  its shareholders,  including the public FCC shareholders. The FCC board of directors has approved the merger agreement and the merger on substantially  the terms and conditions set forth in the merger agreement and unanimously recommends that the shareholders of FCC vote "FOR" the merger proposal.

Opinion of Morgan Keegan, Financial Advisor to FCC

     FCC retained  Morgan  Keegan & Company,  Inc. as its  financial  advisor to render an opinion to the FCC board of directors concerning the fairness,  from a financial  point of view, to FCC  shareholders of the cash  consideration  to be paid in connection with a proposed merger  transaction of FCC pursuant to and in accordance  with the terms of the merger  agreement  proposed to be entered into between FCC and United Trust Group. Other investment banking and actuarial firms were contacted and  approached  concerning  providing  this  financial  advisory assistance to the FCC board. Morgan Keegan was ultimately selected to advise the
FCC board  based on the belief  that  Morgan  Keegan  could  provide  all of the necessary services in the most cost-effective manner.

     On June 5, 2001,  Morgan Keegan  delivered its written opinion to the board of directors  of FCC to the effect  that,  as of June 5, 2001 and based upon and subject to certain matters stated in such opinion, the consideration  offered is fair,  from a financial  point of view,  to FCC  shareholders.  That opinion was reconfirmed in writing as of the date of this document.

     The full text of the written opinion of Morgan Keegan, which sets forth the assumptions made,  matters  considered and limitations on the review undertaken, is attached  hereto as Appendix B and is incorporated  herein by reference.  FCC shareholders  are urged to read the opinion  carefully in its  entirety.  Morgan
Keegan's opinion is directed only to the fairness to the FCC shareholders,  from a financial point of view, of the consideration offered and does not address any other  aspect of the merger or related  transactions  and does not  constitute a recommendation to any shareholder as to how such shareholder  should vote at the special  meeting.  The summary of the opinion of Morgan Keegan set forth in this proxy  statement  is  qualified in its entirety by reference to the full text of such  opinion.  Morgan  Keegan  has given its  consent to FCC that a copy of its opinion  may be included in this proxy  statement.  Morgan  Keegan has also been reconfirmed  its opinion in writing as of the date hereof pursuant to the letter attached as Appendix C.

     In arriving at its opinion, Morgan Keegan reviewed the merger agreement and
held   discussions   with  certain   senior   officers,   directors   and  other
representatives  and advisors of FCC concerning the  businesses,  operations and prospects of FCC. Morgan Keegan examined certain publicly available business and financial information relating to FCC as well as certain financial forecasts and other  data for FCC  which  were  provided  to  Morgan  Keegan  by or  otherwise discussed with the management  team of FCC. Morgan Keegan reviewed the financial terms of the merger as set forth in the merger  agreement  in relation to, among other things:  current and historical  market prices and trading  volumes of FCC common stock;  the historical and projected  earnings and operating data of FCC;
and the  capitalization,  regulatory  status and financial  condition of FCC. In addition to the  foregoing,  Morgan  Keegan  conducted  such other  analyses and examinations and considered such other  financial,  economic and market criteria as Morgan  Keegan  deemed  appropriate  to arrive at its opinion.  Morgan Keegan noted that its opinion was necessarily  based upon  information  available,  and financial,  stock market and other  conditions  and  circumstances  existing and disclosed, to Morgan Keegan as of the date of its opinion. Morgan Keegan assumed no  responsibility  to update or revise its opinion based upon  circumstances or events occurring after the date of its opinion.

     In conducting  its review and rendering its opinion,  Morgan Keegan assumed and relied, without independent verification, upon the accuracy and completeness of all financial  and other  information  publicly  available or furnished to or otherwise reviewed by or discussed with Morgan Keegan. With respect to financial forecasts  and  other  information  provided  to  or  otherwise  reviewed  by or discussed with Morgan Keegan,  the management  team of FCC advised Morgan Keegan that such forecasts and other  information  were reasonably  prepared on a basis reflecting  the  best  currently  available  estimates  and  judgements  of  the management  team  of FCC as to the  future  financial  performance  of  FCC.  In addition,  Morgan  Keegan did not make or obtain an  independent  evaluation  or appraisal of the assets or liabilities  (contingent or otherwise) of FCC nor did
Morgan Keegan make any physical  inspection of the  properties or assets of FCC.
Morgan Keegan was not asked to consider,  and its opinion does not address,  the relative merits of the merger as compared to any alternative business strategies that  might  exist for FCC or the effect of any other  transaction  in which FCC might engage. In addition,  Morgan Keegan was not asked to and did not assist in recommending  the  specific  consideration  payable  in  the  merger.  No  other
limitations   were  imposed  by  FCC  on  Morgan  Keegan  with  respect  to  the investigations  made or  procedures  followed by Morgan  Keegan in rendering its opinion.

     The  following  is a summary of the material  analyses  performed by Morgan
Keegan in connection with its opinion.

     Summary  Transaction  Analysis.  Morgan  Keegan  reviewed  the terms of the proposed  merger,  including the  consideration  to be offered and the aggregate transaction  value.  The implied  aggregate  transaction  value is approximately
$2.48  million,  based on an  assumed  repurchase  of shares  for all shares not currently  owned by United  Trust  Group at a  repurchase  price of $250.00  per share.  The aggregate  repurchase is expected to represent  approximately  9,920 shares held by approximately _____ shareholders. The repurchase price of $250.00 per share  represents  9.80x FCC's  adjusted  earnings per share ("EPS") for the twelve months preceding March 31, 2001, 15.09x FCC's projected EPS for 2001, and
0.61x  tangible  book value at March 31,  2001.  Multiples  of earnings and book value are common  industry  methods  used to determine  other  public  insurance companies or merger transaction multiples for similar companies. A comparison of multiples is discussed in the section below titled "Comparable  Company Analysis for FCC".

     Implied  Repurchase  Premium.  Morgan Keegan  reviewed the implied  premium offered over various  closing prices of FCC common stock based upon a repurchase price per share of $250.00,  which is the offer price  determined by FCC's board of directors.  This indicates an implied  premium ranging from 191% to 213% over the closing price of FCC common stock over the period from January 1, 2000 to an assumed  announcement  date,  for  analytical  purposes,  of May 31, 2001. As of
5/31/2001 Cash Purchase Last Offered Offered Date Trade Volume Price Premium

08/07/2000        $86.00              400             $250.00            191%
08/04/2000         80.00              400              250.00            213%
05/22/2000         85.00              200              250.00            194%

     Comparable  Company  Analysis for FCC.  Morgan Keegan reviewed and compared certain  financial  information  relating  to  FCC  to  corresponding  financial information  and ratios for nine publicly  traded life insurance  companies with market capitalizations less than $100 million that it deemed to be comparable to
FCC. The  companies  Morgan  Keegan used for the purposes of this  analysis were
Standard  Management Corp.,  Ceres Group,  Financial  Industries  Group,  Cotton
States  Life  Insurance   Company,   Security  National  Financial  Corp.,  Acap
Corporation,  Citizens Financial Corp.,  Southern Security Life Insurance Corp.,
and Rushmore Financial Group (collectively,  the "Comparable Companies"). Morgan
Keegan  calculated a range of market  multiples for the Comparable  Companies by dividing  market  value per  share as of May 31,  2001,  by each such  company's latest  twelve months  ("LTM")  earnings per share ended March 31, 2001 and each company's projected earnings per share for 2001, and by dividing market value by tangible  book value  reported  December 31, 2000.  Additionally,  Morgan Keegan calculated a range of market multiples for the Comparable  Companies by dividing market  value of  equity  plus  interest  bearing  debt by LTM  earnings  before
interest  and  taxes  ("EBIT")  and  LTM  earnings   before   interest,   taxes,
depreciation,  and amortization ("EBITDA").  For the LTM results ended March 31,
2001, Morgan Keegan also compared certain ratios (including, among other things, return on average assets,  return on average equity, and tangible equity capital to total assets) of the Comparable Companies to FCC.

     Morgan Keegan additionally estimated the present value of the company's net operating loss  carryforwards  ("NOLs")  totaling  $3,050,000 by discounting the income  taxes saved,  based on  management's  projections,  to June 1, 2001 at a discount rate of 17.0%.  The estimated  present value of FCC's NOLs is $974,041, or $17.91 per share.

                                              FCC COMPARABLE COMPANY TABLE
                                 Market Value of Equity /            Market Value of Total
                                                                            Capital/
                              LTM          2001E       Tangible        LTM            LTM
                           Net Income   Net Income    Book Value       EBIT         EBITDA
                          ---------------------------------------------------------------------
High                         73.22          8.84         1.13         64.85          5.51
Low                           7.20          6.74         0.35          4.35          2.90
Mean                         18.99          7.79         0.69         16.77          4.11
Median                        8.05          7.79         0.64          7.05          3.73
FMVA - $250 Cash Offer        9.80         15.09         0.61          7.94          3.70

                                            Implied Price Per Share for FCC
                                 Market Value of Equity /            Market Value of Total
                                                                            Capital/
                          ---------------------------------------------------------------------
Comparable Company            LTM          2001E       Tangible        LTM            LTM
Multiples                 Net Income*   Net Income*  Book Value*       EBIT         EBITDA
-----------------------------------------------------------------------------------------------
High                       $1,886.34      $164.34      $481.25      $3,732.58       $488.23
Low                           201.60       129.64       159.42          30.03        144.37
Mean                          502.38       146.99       300.19         790.28        304.49
Median                        223.20       146.99       278.00         195.30        253.79

*    Calculated  by adding the per share value of the NOL to the  implied  value derived from the Comparable Company  multiples.  The per share value of the
     NOL is calculated as: $974,041 / 54,385 = $17.91.

     No  company  used in the  Comparable  Companies  analysis  for  comparative purposes is  identical  to FCC.  Accordingly,  an analysis of the results of the foregoing necessarily involves complex considerations  concerning differences in financial and  operating  characteristics  of the  companies and other  factors.
Mathematical  analysis  (such as  determining  the average or median) is not, in itself, a meaningful method of using comparable company data.

     Dividend  Discount  Analysis.  Morgan Keegan performed a dividend  discount analysis of the  projected net income of FCC for fiscal years 2001 through 2005, based on projections provided by FCC management. Using this information,  Morgan
Keegan  calculated a range of equity  values for FCC based on the sum of (a) the present value of the dividend distributions to FCC shareholders, (b) the present value of the estimated terminal value for FCC assuming that FCC shares were sold at the end of fiscal year 2005,  and (c) the  estimated  present  value of FCC's
NOLs. In performing its dividend discount analysis, Morgan Keegan assumed, among other things, a discount rate of 17.0%, a range of projected net income for 2005 from 70% to 130% of  management's  projections,  and  terminal  multiples of net income of 6.5x to 9.5x.  The discount  rate,  projected  net income and terminal multiples reflect Morgan Keegan's qualitative  judgments concerning the specific risk  associated  with  such an  investment  and the  historical  and  projected operating  performance  of FCC. This analysis  resulted in a range of $149.28 to
$374.47 per share, with a median of $248.88 per share.

     The summary of the Morgan  Keegan  opinion set forth above does not purport to be a complete  description of the analyses  performed by Morgan  Keegan.  The preparation  of a fairness  opinion is not  necessarily  susceptible  to partial analysis or summary  description.  Morgan Keegan  believes that its analyses and the  summary set forth above must be  considered  as a whole and that  selecting portions of its analyses,  without  considering  all  analyses,  or of the above
summary,   without  considering  all  factors  and  analyses,  would  create  an incomplete view of the process underlying the analyses set forth in the opinion.
In addition,  Morgan  Keegan may have deemed  various  assumptions  more or less probable than other assumptions, so that the ranges of valuations resulting from any  particular  analysis  described  above should not be taken to represent the actual value of FCC.

     In performing its analyses,  Morgan Keegan made numerous  assumptions  with respect to industry  performance,  general business and economic  conditions and other  matters,  many of which are  beyond  the  control  of FCC.  The  analyses performed by Morgan  Keegan are not  necessarily  indicative of actual values or actual future results,  which may be  significantly  more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Morgan
Keegan's  analysis  of the  fairness,  from a  financial  point of view,  of the consideration  offered.  The  analyses  do not  purport to be  appraisals  or to reflect the prices at which any  securities  may trade at the present time or at any time in the future.

     As part of its  investment  banking  business,  Morgan  Keegan is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions,  competitive biddings,  secondary  distributions of listed and unlisted  securities,  private  placements  and  valuations  for  other  various purposes.  Morgan Keegan has not previously provided investment banking services to FCC, but has provided fixed income services to First Southern Bancorp,  Inc., an affiliate of United Trust Group. Morgan Keegan has not previously served as a market maker for FCC common  stock,  but has served as a market maker for United
Trust Group.  In addition,  the insurance  subsidiaries  of FCC and United Trust
Group have  purchased  securities  in the  ordinary  course of business  through
Morgan  Keegan's  brokerage  services.  Morgan  Keegan also  rendered a fairness opinion to the board of directors of  Appalachian  Life  Insurance  Company,  in connection with the reverse stock split it recently completed, which resulted in
Appalachian Life Insurance Company becoming an indirect wholly-owned  subsidiary of FCC.

     FCC has  agreed to pay  Morgan  Keegan a  retainer  fee of  $10,000  and an opinion fee of $65,000,  payable in cash promptly upon delivery by Morgan Keegan of the  opinion.  FCC  has  also  agreed  to  reimburse  Morgan  Keegan  for its reasonable out-of-pocket expenses and to indemnify Morgan Keegan against certain liabilities,  including  liabilities  under the federal  securities laws. Morgan
Keegan's compensation also included the fairness opinion that it rendered to the board of directors of Appalachian Life Insurance  Company in connection with the reverse stock split of outstanding  Appalachian Life shares that was consummated in October 2001.

Position of United Trust Group as to Fairness of the Merger

     United  Trust Group has  considered  the  factors  examined by the board of
directors   of  FCC   described   in   detail   under   the   heading   "Special
Factors--Recommendation  of FCC Board of  Directors  and FCC's  Reasons  for the
Merger"  above.  Adopting  these  factors,  United Trust Group believes that the merger  agreement  is fair to  FCC's  public  shareholders.  The  directors  and executive  officers  of United  Trust  Group are also  directors  and  executive officers  of FCC and have  interests  in the merger  not shared by FCC's  public shareholders.  These interests are described below under the heading  "Interests of  Certain  Persons  in the  Merger."  United  Trust  Group has  indicated  its intention  to vote in favor of adoption of the merger  agreement  at the special meeting.

Interests of Certain Persons in the Merger

     General.  In considering the  recommendation of the FCC board of directors, you should be aware that FCC's  officers  and  directors  have  interests in the merger or have  relationships,  including those referred to below,  that present actual or potential,  or the  appearance  of actual or  potential,  conflicts of interest in connection  with the merger.  The FCC special  committee and the FCC board  were  aware of these  actual  or  potential  conflicts  of  interest  and considered them along with other matters which have been described in this proxy statement  under the heading  "Special  Factors--Recommendation  of FCC Board of
Directors  and FCC's  Reasons for the  Merger." No  unaffiliated  representative acted  solely  on  behalf  of  the  FCC  public  shareholders  for  purposes  of negotiating the transaction or preparing a report  concerning its fairness.  The directors and executive  officers of FCC also serve as directors and officers of
United Trust, and to that extent represented both parties in the transaction.

     Relationship  between FCC and its Officers and  Directors.  We refer you to the information  under the heading  "Current  Management of FCC and United Trust
Group" and under the headings  "Principal  Holders of Securities"  and "Security
Ownership of  Management"  for  information  regarding our current  officers and directors  and their  stock  ownership  in FCC and  United  Trust  Group.  FCC's officers and directors,  and their  associates,  who own FCC common stock at the effective time of the merger will be entitled to receive the same $250 per share merger  consideration  for their  shares  as the FCC  public  shareholders  will receive. In addition, officers and directors, and their associates, will be able to retain an ownership interest in the continuing  enterprise to the extent they continue to own shares of United Trust Group after the merger.

     Continued  Employment  by United Trust  Group.  Following  the merger,  the current  officers  and  directors  of FCC will  continue  to  serve  in  similar positions with United Trust Group, the surviving corporation,  as they did prior to the merger.

     Indemnification  of FCC's  Directors and  Officers.  United Trust Group has
agreed that, for six years after the effective time of the merger, the surviving company will indemnify FCC's officers and directors from liabilities for acts or omissions in connection with their status as directors or officers of FCC.

Consequences of the Merger

     Pursuant to the merger  agreement,  subject to the fulfillment or waiver of specified  conditions,  FCC will be merged with and into United Trust Group, and
United Trust Group will  continue as the surviving  company in the merger.  As a result of the merger, FCC's public shareholders will be entitled to receive $250 in cash,  without  interest,  for each share of FCC common stock held by them at the time of the merger.  Following the merger,  FCC's public  shareholders  will cease  to have  any  ownership  interest  in the  surviving  corporation  and to participate in the surviving corporation's future earnings or growth, if any, or benefit from any increases,  if any, in the value of the surviving corporation's common stock. FCC common stock will no longer be traded in the  over-the-counter market,  price  quotations will no longer be available,  and the registration of
FCC common stock under the Securities Exchange Act of 1934 will terminate.

     As a result of the merger,  United Trust Group will assume, by operation of law, all rights and  liabilities of FCC and will have 100% of the benefit of any future  earnings of FCC or  increases  in the value of FCC and will bear 100% of the risk of any future losses of FCC or decrease in value of FCC.

     FCC common stock is currently  registered under the Exchange Act. Following the  merger,  FCC will be merged out of  existence  and will be  relieved of the obligation to comply with the public reporting requirements of the Exchange Act.
Accordingly,  FCC will no longer be required to file  periodic  reports with the
Securities and Exchange  Commission,  or SEC, for example Form 10-Ks,  10-Qs and
8-Ks,  and FCC will no longer be subject to the proxy rules of  Regulation  14A, the  short-swing  trading  profit  provisions of Section 16 and, with respect to future transactions,  the going private provisions of Rule 13e-3 of the Exchange
Act, although United Trust Group will remain subject to such rules.

     United  Trust  Group's  articles  of  incorporation  and  bylaws  in effect immediately  before the merger will become the surviving  company's  articles of incorporation  and  bylaws  immediately  after the  merger.  The  directors  and executive  officers of United  Trust Group will remain the  surviving  company's directors and executive officers immediately after the merger.

Benefits and Detriments of the Merger to FCC and FCC's Public Shareholders

     Benefits and  Detriments of the Merger to FCC. FCC believes that the merger will have the following benefits to FCC:

     •    the insurance  holding  company  system of which FCC is a part will be
          further   streamlined   and   consolidated,   increasing  the  overall
          efficiency  and   flexibility   within  the  system  and   eliminating
          unnecessary duplicative costs; and

     •    the  operational  and  administrative   costs  currently  incurred  in
          connection  with  FCC's  status  as a  reporting  public  company  and insurance holding company will be eliminated.

FCC believes the detriments of the merger to FCC are:

     •    since it will be merged  out of  existence,  FCC will no  longer  have direct access to the public securities  markets (although United Trust
          Group as the surviving publicly held company has such ability); and

     •    since it will be merged  out of  existence,  FCC will be unable to use its own publicly traded securities as acquisition capital.

     Benefits and  Detriments  of the Merger to FCC's Public  Shareholders.  FCC
believes that the merger will result in the following benefits to you:

     •    it will allow you to immediately  realize the value of your investment in FCC in cash at a price which  represents a  significant  premium to the market price for FCC common  stock before the public  announcement of United  Trust  Group's  proposal to acquire all of the  outstanding shares of FCC common stock not owned or controlled by it; and

     •    it will  eliminate the risk of any future decline in the value of your investment in FCC.

FCC believes the detriments to you of the merger are:

     •    you  will  cease  to have  any  ownership  interest  in the  surviving corporation  and will cease to participate  in its future  earnings or growth, if any, or benefit from increases, if any, in its value; and

     •    you may  recognize  a  taxable  gain as a result  of the  merger  (see
          "Material United States Federal Income Tax Consequences").

Principal Purposes of the Merger/Plans for Surviving Corporation after the Merger

     The  principal  purposes of the merger are to permit  United Trust Group to acquire all of the publicly held shares of FCC common  stock,  and to afford the public  shareholders  of FCC the  opportunity  to dispose of their shares of FCC common  stock at a fair value.  United  Trust Group and FCC believe  that due in part to United  Trust  Group's  controlling  interest  in FCC and to the limited trading  market for  shares of FCC,  public  shareholders  have not been able to realize appropriate value for their interests in FCC.

     It is expected that,  following  consummation of the merger, the operations and  business  of FCC will be  conducted  substantially  as they  are  currently conducted.  The merger will streamline the United Trust Group insurance  system.
Other than the reverse stock split of  outstanding  shares of  Appalachian  Life
Insurance Company, an indirect subsidiary of FCC, which was completed in October
2001,  United  Trust  Group has no plans or  proposals  that  relate to or would result in an  extraordinary  corporate  transaction  involving FCC's business or management  following  the  merger,  such as a  liquidation,  relocation  of any operations or sale or transfer of a material amount of assets.  However,  United
Trust Group will  continue to evaluate  the business  and  operations  after the merger from time to time,  and may  propose or develop  new plans and  proposals which it considers to be in the best interests of the surviving corporation.

Public Offerings

          FCC has not made an underwritten  public offering for cash in the past three years.

Financing; Source of Funds

     FCC and United Trust Group  estimate  that the amount of funds  required to fund the payment of the merger consideration is approximately $2,480,000. United
Trust Group intends to obtain the funds required to pay the merger consideration from a line  of  credit  it has  established  with  First  National  Bank of the
Cumberlands  in the  amount  of  $3,300,000.  United  Trust  Group  may also use portions of the line of credit for other  general  corporate  purposes  with the lender's  consent.  The  interest  rate on the loan will equal the prime rate of interest  published  by the Wall  Street  Journal and will be subject to monthly adjustment.  Interest is payable semi-annually  beginning May 15, 2002, with the principal due at the maturity of the line of credit, which is November 15, 2002.
The loan is unsecured and indicates that it has a demand feature. Advances under the line of  credit  are at the  discretion  of the  lender  when the  aggregate outstanding  advances  equal or exceed  $1.00,  and advances are to be made only upon such terms and under such conditions as the lender deems appropriate at the time that each advance is requested.  No advances  under the line of credit have been made at this time.  Millard  Oakley,  a director of both United Trust Group and FCC,  owns First  National  Bank of the  Cumberlands  and is Chairman of its
Board of Directors. The need for this line of credit was initially raised by Ted
Miller of United Trust Group.  Jesse T. Correll then  approached  Millard Oakley regarding  establishing  a line  of  credit  with  First  National  Bank  of the
Cumberlands. Mr. Correll negotiated the terms of the line of credit on behalf of
United  Trust  Group,  and Mr.  Oakely  negotiated  the terms on behalf of First
National Bank of the Cumberlands.  United Trust Group intends to repay this line of credit using  dividends from its insurance  subsidiaries.  United Trust Group does not anticipate the need for any alternative financing arrangements.

Fees and Expenses

     FCC will be responsible  for paying its  merger-related  fees and expenses, consisting  primarily of fees and expenses of investment bankers,  attorneys and accountants,  and other  related  charges,  except  that  expenses  incurred  in connection with the filing, printing and mailing of this proxy statement and the
Rule 13e-3  Transaction  Statement on Schedule 13E-3 being filed with the SEC by
FCC and United  Trust  Group  shall be shared  equally  by FCC and United  Trust
Group.  FCC  estimates  that its  expenses  will total  approximately  $180,250, assuming  the  merger  is  completed.  This  amount  consists  of the  following estimated fees:

           Description                                              Amount

        Advisory fees and expenses                               $  75,000
        Legal fees and expenses                                     75,000
        Accounting fees and expenses                                10,000
        SEC filing fee (one-half)                                      250
        Printing, solicitation and mailing costs
           (one-half)                                               17,500
        Miscellaneous expenses                                       2,500
                                                                  --------

        Total                                                     $180,250

     In addition, United Trust Group estimates that it will incur merger related fees and expenses of approximately $50,000,  consisting primarily of its portion of the SEC filing fees, printing and mailing costs discussed above and attorneys and accountants and other related charges.

                              The Merger Agreement

     This is a brief summary of the material  terms of the merger  agreement and the merger.  This  summary is not a complete  description  and is  qualified  by reference to the merger agreement, which is attached as Appendix A.

Merger Consideration

     The merger  agreement  provides  for the merger of FCC with and into United
Trust Group,  with United Trust Group  continuing as the  surviving  corporation operating under the articles of  incorporation  and bylaws of United Trust Group in  effect  at the  time  of  the  merger.  Pursuant  to the  merger,  (i)  each outstanding  share of common  stock  (other than shares held by FCC (as treasury stock), or its subsidiaries, and shares held by United Trust Group) will receive merger consideration of $250 per share in cash, without interest,  and (ii) each outstanding share of common stock owned by United Trust Group or held by FCC (as treasury stock) or its subsidiaries will be canceled without consideration.

     The closing will take place no later than the fifth  business day after the satisfaction  or waiver of the  conditions  to  closing  set forth in the merger agreement, unless otherwise agreed by FCC and United Trust Group.

     The directors and the officers of United Trust Group upon completion of the merger will serve as the directors and officers of the combined  company,  until their respective successors are duly elected and qualified.

Exchange Procedures

     Promptly  after the  merger,  United  Trust Group will mail you a letter of transmittal to be used in forwarding certificates  representing FCC common stock for surrender.

     To receive  the merger  consideration,  you must first  deliver  your stock certificates with the letter of transmittal.

     If you had a stock  certificate but it has been lost,  stolen or destroyed, you may submit an affidavit of that fact in lieu of surrendering the certificate itself. United Trust Group may condition your receipt of merger consideration in the case of a lost  certificate on the posting of bond as indemnity  against any claim made with respect to that stock certificate. For further details, call the number listed on your letter of transmittal.

     Transfer  Taxes.  If you are the registered  holder of FCC shares but would like your merger  consideration  paid to someone  else,  you must  complete  the section titled  "Special  Payment  Instruction" in the letter of transmittal and properly  endorse any stock  certificates  owned by you and ensure that you have paid all taxes.

     Withholding  Tax.  United Trust Group or the exchange  agent may deduct and withhold from the merger consideration that they pay to you the amount necessary to cover any required federal,  state,  local or foreign  withholding taxes with respect to issuing the merger consideration. United Trust Group will treat these amounts as having been paid to you.

Representations and Warranties

     The merger agreement contains representations and warranties of each of the parties to the other. FCC represents and warrants as to, among other things:

     •    the  corporate  organization,  standing  and  power  of  FCC  and  its subsidiaries;

     •    FCC's capitalization;

     •    the authorization, execution, delivery, performance and enforceability of the merger agreement,  except for shareholder approval and approval by insurance regulatory authorities;

     •    noncontravention of laws, agreements and regulatory authorities;

     •    the  accuracy  of FCC's  financial  statements  and other  matters  in connection with FCC's filings with the SEC;

     •    the absence of any undisclosed liabilities;

     •    since  December 31, 2000, the conduct of the businesses of FCC and its subsidiaries  in the ordinary course and the absence of any event that would  have a  material  adverse  effect on the  business,  results of operations, or financial position of FCC and its subsidiaries;

     •    pending or threatened litigation;

     •    compliance with laws, permits and licenses;

     •    the accuracy of  information  that FCC supplies for  inclusion in this proxy statement and in other filings with the SEC; and

     •    employment of no finders or brokers.

United Trust Group represents and warrants as to, among other things:

     •    the corporate  organization,  standing and power of United Trust Group and its subsidiaries (other than FCC or any FCC subsidiary);

     •    the authorization, execution, delivery, performance and enforceability of the merger agreement,  except for approval by insurance  regulatory authorities;

     •    noncontravention of laws, agreements and regulatory authorities;

     •    the accuracy of  information  to be supplied by United Trust Group for inclusion in this proxy statement and in other filings with the SEC;

     •    employment of no finders or brokers; and

     •    sufficient resources available to pay the merger consideration.

None of the representations and warranties survive consummation of the merger.

Covenants of FCC

     Conduct  of  Business.  The  merger  agreement  requires  that  FCC and its subsidiaries  generally  carry on  their  business  in the  ordinary  course  as currently  conducted and use  reasonable  best efforts to preserve  intact their current lines of business and preserve  their  relationships  with customers and others having business dealings with them.

     Consents.  The merger agreement  requires FCC to use reasonable  efforts to obtain the consents or approvals  required of third parties in  connection  with the merger under any contracts to which FCC or its subsidiaries is a party.

Covenants of United Trust Group

     Indemnification. For six years after completion of the merger, United Trust
Group will  indemnify  each  current or prior  officer or  director  of FCC from liabilities for acts or omissions in connection with his status as a director or officer of FCC before completion of the merger.

Other Covenants

     The merger agreement also contains other agreements of FCC and United Trust
Group,  including the parties'  agreement to cooperate in promptly  making their respective  filings and any other required  submissions to the SEC and any other applicable regulatory authorities.

Conditions to the Merger

     The  parties  to the  merger  agreement  must  meet or  waive a  number  of conditions for the merger to be
completed.

     Conditions  to the  Obligations  of the  Parties.  The  conditions  to both parties' obligations to complete the merger are:

     •    the obtaining of all required approvals of FCC's shareholders;

     •    the absence of any statute, rule, regulation, executive order, decree, ruling or injunction which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger; and

     •    the  absence  of  any  order,  injunction  or  other  legal  restraint preventing  consummation of the merger, or any proceeding seeking such a restraint.

     Conditions to FCC's  Obligations.  FCC's  obligations  in the merger depend upon the satisfaction of the following conditions:

     •    the representations and warranties of United Trust Group in the merger agreement must be true and correct in all material respects and United
          Trust Group having delivered a certificate of its corporate officer to that effect;

     •    United Trust Group must have  performed  in all material  respects all obligations  and complied  with all  covenants  required by the merger agreement  to be  performed  or complied  with by it and United  Trust
          Group having delivered a certificate of its corporate  officer to that effect;

     •    the receipt by FCC of all governmental consents; and

     •    FCC must have received an opinion from its financial  advisor,  Morgan
          Keegan,  to the effect that the merger  consideration  to be paid upon consummation  of the merger is fair from a financial  standpoint as to
          FCC and its shareholders.

     Conditions  to United  Trust  Group's  Obligations.  United  Trust  Group's
obligations  in the  merger  depend  upon  the  satisfaction  of  the  following conditions:

     •    each  of the  representations  and  warranties  of  FCC in the  merger agreement  must be true and correct in all  material  respects and FCC having  delivered  a  certificate  of its  corporate  officer  to that effect;

     •    FCC must have performed in all material  respects all  obligations and complied  with all  covenants  required by the merger  agreement to be
          performed  or  complied  with  by  it  and  FCC  having   delivered  a
          certificate of its corporate officer to that effect;

     •    the receipt by United Trust Group of all  governmental and third party consents required to complete the merger;

     •    the  absence  of  any  litigation   against  FCC,  its   subsidiaries,
          properties,  officers  or  directors  arising  out  of or in  any  way connected with the merger;

     •    the receipt by United Trust Group of a certificate of the secretary of
          FCC, certifying as to the articles of incorporation and bylaws of FCC,
          the  approval  of  the  merger  by  FCC's  board  of   directors   and
          shareholders, and the incumbency of officers; and

     •    the absence of any event,  condition or circumstance  likely to have a material adverse effect on FCC.

Termination

     The merger  agreement may be terminated at any time by the mutual,  written agreement of FCC and United  Trust  Group,  or by either party if the closing of the merger shall not have occurred by December 31, 2001. At present, neither FCC nor United Trust Group  intends to terminate  the merger  agreement  because the closing of the merger did not occur by December 31, 2001.  The merger  agreement may also be terminated by either party upon the failure of certain conditions to closing, including failure of FCC shareholders to approve the merger.

     United Trust Group may terminate the merger agreement if there shall be any action taken or statute, rule or order enacted which would prohibit United Trust
Group's ownership of FCC's business,  or compel United Trust Group to dispose of a material  portion of the  business or assets of FCC as a result of the merger.
In addition,  United Trust Group may terminate the merger agreement if it is not in material breach of its obligations  under the merger  agreement and there has been an event,  condition or circumstance which has had, or is likely to have, a material adverse effect on FCC.

Amendment and Waiver

     United  Trust  Group  and FCC may  amend  the  merger  agreement  before we complete the merger. However, after approval by FCC's shareholders, United Trust
Group and FCC may not, without further  shareholder  approval,  amend the merger agreement to change the amount or form of the merger  consideration  or make any change to the  merger  agreement  that  adversely  affects  the  rights of FCC's shareholders.

At any time before completion of the merger, FCC and United Trust Group may

     •    extend the time for performance under the merger agreement,

     •    waive any inaccuracies in the representations and warranties, or

     •    waive compliance with any of the agreements or conditions contained in the merger agreement.

             Selected Historical Consolidated Financial Information

     The tables below set forth selected consolidated  financial information for us for each of the five  fiscal  years ended  December  31, 1996 to 2000 and the
nine  month  periods  ended   September  30,  2001  and  2000.  We  derived  the
consolidated  statements of operations data and consolidated  balance sheet data as of and  for the  five  years  ended  December  31,  1996  to  2000  from  our consolidated  financial  statements  which have been audited by Kerber,  Eck and
Braekel, LLP, independent accountants. We derived the consolidated statements of operations data and consolidated balance sheet data as of and for the nine month periods  ended  September  30,  2001 and 2000  from our  unaudited  consolidated financial statements,  which include all adjustments,  consisting only of normal
recurring   adjustments,   which  management  considers  necessary  for  a  fair
presentation of results for these unaudited  periods.  The results of operations for the nine months ended September 30, 2001 are not  necessarily  indicative of the results of operations that may be expected for the full fiscal year 2001.

     You should read the selected consolidated financial data presented below in
conjunction  with  the  "Management's   Discussion  and  Analysis  of  Financial
Condition and Results of Operations", our consolidated financial statements with related  notes and other  financial  information  contained or  incorporated  by reference  in our  Annual  Report on Form 10-K for the year ended  December  31,
2000,  our  Quarterly  Report on Form 10-Q for the quarter  ended  September 30,
2001, which we incorporate by reference in this proxy statement.  See "Documents
Incorporated By Reference."

                                SELECTED FINANCIAL INFORMATION
                                Proposed Merger of UTG and FCC
                           (000's omitted except on per share data)

                                         Nine Months Ended                                     Year Ended
                                           September 30,                                     December 31,
                                     ---------------------------   -----------------------------------------------------------------
                                        2001           2000          2000         1999           1998            1997        1996
                                     -----------    ------------   ---------   ------------   ------------    ----------- ----------

UTG - Historical
   Revenues                       $      25,397  $       27,754 $    35,747    $    36,057    $    40,885     $  43,992   $  46,976
   Net Income (loss)              $       1,965  $          803 $      (696)   $     1,076    $      (679)    $    (559)  $    (938)
   Per common share:
     Income (loss)                $        0.52  $         0.20 $     (0.17)   $      0.38    $     (0.39)    $   (0.32)  $   (0.50)
     Cash dividends               $           0  $            0 $         0    $         0    $         0             0   $       0
   Balance sheet data:
     Assets                       $     338,439  $      334,593 $   333,620    $   339,161    $   343,196     $ 349,300   $ 355,474
     Common stockholders equity:
       Total                      $      45,113  $       47,637 $    46,714    $    43,377    $    25,361     $  15,357   $  18,014
       Per common share           $       12.68  $        11.41 $     11.19    $     10.93    $     10.18     $    9.39   $    9.63

FCC - Historical
   Revenues                       $      25,154  $       27,355 $    35,232    $    35,759    $    40,632     $  43,354   $  46,538
   Net Income (loss)              $       1,499  $          173 $    (1,847)   $      (378)   $    (1,950)    $  (1,845)  $  (3,032)
   Per common share:
     Income (loss)                $       27.56  $         3.18 $    (33.90)   $     (6.93)   $    (35.74)    $  (32.65)  $  (50.60)
     Cash dividends               $           0  $            0 $         0    $         0    $         0     $       0   $       0
   Balance sheet data:
     Assets                       $     318,872  $      314,993 $   314,242    $   320,875    $   328,737     $ 332,572   $ 336,639
   Common Stockholders equity:
       Total                      $      32,248  $       30,435 $    29,126    $    29,160    $    30,822     $  33,206   $  35,479
       Per common share           $      592.95  $       559.26 $    535.48    $    534.68    $    565.14     $  608.62   $  592.11

UTG and FCC - Pro Forma:
  Revenues                        $      25,301                 $    35,620
   Net Income (loss)              $       2,570                 $      (735)
   Per common share:
     Income (loss)                $        0.68                 $     (0.18)
     Cash dividends               $           0                 $         0
   Balance sheet data:
     Assets                       $     330,596
     Common stockholders equity:
       Total                      $      45,113
       Per common share           $       12.68

Comparative Per Share Information

                                                                              December 31,
                                                           ---------------------------------------------------
                                         September 30,
                                             2001            2000        1999        1998      1997      1996
                                        ---------------    -------      ------     -------    ------    ------
UTG - Historical
   Book value per share                      12.68          11.19       10.93       10.18      9.39      9.63
   Cash dividends declared per share          0.00           0.00        0.00        0.00      0.00      0.00
   Basic income (loss) per share from
      continuing operations                   0.52          (0.17)       0.38       (0.39)    (0.32)    (0.50)
   Diluted income (loss) per share
from                                          0.52          (0.17)       0.38       (0.39)    (0.32)    (0.50)
      continuing operations
FCC - Historical
   Book value per share                     592.95         535.48      534.68      565.14    608.62    592.11
   Cash dividends declared per share          0.00           0.00        0.00        0.00      0.00      0.00
   Basic income (loss) per share from
      continuing operations                  27.56         (33.90)      (6.93)     (35.74)   (32.65)   (50.60)
   Diluted income (loss) per share
from                                         27.56         (33.90)      (6.93)     (35.74)   (32.65)   (50.60)
      continuing operations
UTG - Pro-forma
   Book value per share                      12.68
   Cash dividends declared per share          0.00           0.00
   Basic income (loss) per share from
      continuing operations                   0.68          (0.18)
   Diluted income (loss) per share
from                                          0.68          (0.18)
      continuing operations

                         Pro Forma Financial Information

     The September  30, 2001 pro forma  financial  information  included in this proxy  statement is based on the exchange  ratio of a $250 cash payment for each share of FCC common  stock  outstanding  excluding  shares owned by United Trust
Group. The pro forma balance sheet assumes the transactions took place as of the balance  sheet date and the pro forma  statement of operations is prepared as if the transactions took place as of January 1.

     The pro forma financial information included in this proxy statement is not intended to reflect  results of operations or the financial  position that would have actually resulted had the merger been effective on the dates indicated. The information  shown  is not  necessarily  indicative  of the  results  of  future operations.  These  statements  should be read in conjunction with the financial statements of FCC and United Trust Group  accompanying  this proxy statement and incorporated by reference herein.

                            UNITED TRUST GROUP, INC.
                         FIRST COMMONWEALTH CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            as of "September 30, 2001
                                   (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------------------
                                                                UTG              FCC           Eliminate            Other
                          ASSETS                              Sept 30          Sept 30          FCC (1)          Adjustments       Pro Forma
                                                            -------------    -------------    ------------       ------------     -------------

Investments:
    Fixed maturities at amortized cost                    $   80,400,649   $   80,400,649   $ (80,400,649)(3)        637,635    $   81,038,284
    Investments held for sale:
       Fixed maturities,at market                             89,143,005       89,143,005     (89,143,005)                          89,143,005
       Equity securities, at market                            4,425,260        4,425,260      (4,425,260)                           4,425,260
    Mortgage loans on real estate at amortized cost           28,298,530       28,298,530     (28,298,530)                          28,298,530
    Investment real estate, at cost, net of
     accumulated depreciation                                 12,168,452        2,830,415      (2,830,415)                          12,168,452
    Policy loans                                              13,668,235       13,668,235     (13,668,235)                          13,668,235
    Other long-term investments                                  200,000          200,000        (200,000)                             200,000
    Short term investments                                       653,604          625,000        (625,000)                             653,604
                                                            -------------    -------------    ------------       ------------     -------------
                                                             228,957,735      219,591,094    (219,591,094)           637,635       229,595,370

Cash and cash equivalents                                     26,204,983       25,517,442     (25,517,442)                          26,204,983
Investment in affiliates                                               0          350,000        (350,000)                                   0
Accrued investment income                                      2,649,548        2,563,675      (2,563,675)                           2,649,548
Reinsurance receivables:
     Future policy benefits                                   34,293,414       34,293,414     (34,293,414)                          34,293,414
     Policy claims and other benefits                          4,057,562        4,057,562      (4,057,562)                           4,057,562
Cost of insurance acquired                                    34,053,396       14,517,776     (14,517,776)(3)     (7,755,910)       26,297,486
Deferred policy acquisition costs                              3,437,563        6,806,563      (6,806,563)                           3,437,563
Costs in excess of net assets purchased,
     net of accumulated amortization                             725,184        7,326,193      (7,326,193)(3)       (725,184)                0
Property and equipment,
     net of accumulated depreciation                           2,477,057        2,297,057      (2,297,057)                           2,477,057
Receivable from affiliate, net                                         0          (89,439)         89,439                                    0
Income taxes receivable, current                                 168,188          162,438        (162,438)                             168,188
Income taxes receivable, deferred                                      0                0               0                                    0
Other assets                                                   1,414,565        1,389,225      (1,389,225)                           1,414,565
                                                            -------------    -------------    ------------       ------------     -------------
         Total assets                                     $  338,439,195   $  318,783,000   $ (318,783,000)    $  (7,843,459)   $  330,595,736
                                                            =============    =============    ============       ============     =============

                  LIABILITIES AND SHAREHOLDERS' EQUITY
Policy liabilities and accruals:
     Future policy benefits                               $  237,408,687   $  245,426,465   $ (245,426,465)    $                $  237,408,687
     Policy claims and benefits payable                        3,509,968        3,509,968      (3,509,968)                           3,509,968
     Other policyholder funds                                  1,266,119        1,266,119      (1,266,119)                           1,266,119
     Dividend and endowment accumulations                     13,151,879       13,064,879     (13,064,879)                          13,151,879
Income taxes payable:
     Current                                                           0                0               0                                    0
     Deferred                                                 13,974,862          946,286        (946,286)(3)     (2,491,396)       11,483,466
Notes payable                                                  5,703,165       12,839,193     (12,839,193)(3)      2,480,000         8,183,165
Other liabilities                                              9,066,942        8,096,930      (8,096,930)                           9,066,942
                                                            -------------    -------------    ------------       ------------     -------------
         Total liabilities                                   284,081,622      285,149,840     (285,149,840)          (11,396)      284,070,226
                                                            -------------    -------------    ------------       ------------     -------------
Minority interests in consolidated subsidiaries                9,244,261        1,385,460      (1,385,460)(2)     (7,832,063)        1,412,198
                                                            -------------    -------------    ------------       ------------     -------------

Shareholders' equity:
Common stock - no par value, stated value $.02 per share.         71,174           54,385         (54,385)                              71,174
Additional paid-in capital                                    42,849,777       51,860,574     (51,860,574)                          42,849,777
Accumulated deficit                                              529,688      (21,202,742)     21,202,742                              529,688
Accumulated other comprehensive income                         1,662,673        1,535,483      (1,535,483)                           1,662,673
                                                            -------------    -------------    ------------       ------------     -------------
         Total shareholders' equity                           45,113,312       32,247,700     (32,247,700)                 0        45,113,312
                                                            -------------    -------------    ------------       ------------     -------------
          Total liabilities and shareholders' equity       $  338,439,195   $  318,783,000   $ (318,783,000)    $  (7,843,459)   $  330,595,736
                                                            =============    =============    ============       ============     =============

                            UNITED TRUST GROUP, INC.
                         FIRST COMMONWEALTH CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 2001
                                   (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------------------

                                                             UTG               FCC            Eliminate              Other
                                                           Sept 30           Sept 30           FCC (1)             Adjustments      Pro Forma
                                                        --------------    --------------    --------------       -------------------------------
Revenues:

    Premiums and policy fees                          $    15,839,391   $    15,839,391   $   (15,839,391)     $                $    15,839,391
    Reinsurance premiums and policy fees                   (2,378,771)       (2,378,771)        2,378,771                            (2,378,771)
    Net investment income                                  11,503,804        11,409,724       (11,409,724)(4)          (95,645)      11,408,159
    Realized investment gains and (losses), net                45,392            45,392           (45,392)                               45,392
    Other income                                              387,044           237,996          (237,996)                              387,044
                                                        --------------    --------------    --------------       --------------   --------------
                                                           25,396,860        25,153,732       (25,153,732)             (95,645)      25,301,215

Benefits and other expenses:

     Benefits, claims and settlement expenses:
          Life                                             15,043,502        15,222,307       (15,222,307)                           15,043,502
          Reinsurance benefits and claims                  (2,038,346)       (2,038,346)        2,038,346                            (2,038,346)
          Annuity                                             930,153           930,153          (930,153)                              930,153
          Dividends to policyholders                          781,983           781,983          (781,983)                              781,983
      Commissions and amortization of deferred policy
          acquisition costs                                   876,835         1,412,835        (1,412,835)                              876,835
      Amortization of cost of insurance acquired            1,185,860           852,513           (852,513(4)         (270,088)         915,772
      Operating expenses                                    4,856,690         4,428,718        (4,428,718)(4)          (67,500)       4,789,190
      Interest expense                                        244,438           784,625           (784,625(3)          102,300          346,738
                                                        --------------    --------------    --------------       --------------   --------------
                                                           21,881,115        22,374,788       (22,374,788)            (235,288)      21,645,827
Income before income taxes, minority interest
   and equity in income of investees                        3,515,745         2,778,944        (2,778,944)             139,643        3,655,388
Income tax credit (expense)                                (1,087,195)       (1,231,076)        1,231,076 (4)           61,055       (1,026,140)
Minority interest in income
   of consolidated subsidiaries                              (463,527)          (49,182)            49,182(2)          404,242          (59,285)

                                                        --------------    --------------    --------------       --------------   --------------
Net income                                            $     1,965,023   $     1,498,686   $    (1,498,686)     $       604,940  $     2,569,963
                                                        ==============    ==============    ==============       ==============   ==============

Basic earnings per share from continuing
   operations and net income                          $          0.52   $         27.56                                         $          0.68
                                                        ==============    ==============                                          ==============

Diluted earnings per share from continuing
   operations and net income                          $          0.52   $         27.56                                         $          0.68
                                                        ==============    ==============                                          ==============

Basic weighted average shares outstanding                   3,793,886            54,386                                               3,793,886
                                                        ==============    ==============                                          ==============

Diluted weighted average shares outstanding                 3,793,886            54,386                                               3,793,886
                                                        ==============    ==============                                          ==============

                            UNITED TRUST GROUP, INC.
                         FIRST COMMONWEALTH CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

                                                                                                   Eliminate              Merger
                                                                  UTG               FCC             FCC (1)             Adjustments           Pro Forma
                                                             --------------    --------------    --------------        --------------       --------------

Revenues:

   Premiums and policy fees                                $    23,045,858   $    23,045,858   $   (23,045,858)      $                    $    23,045,858
   Reinsurance premiums and policy fees                         (3,556,172)       (3,556,172)        3,556,172                                 (3,556,172)
   Net investment income                                        16,085,833        15,869,597       (15,869,597)(4)          (127,527)          15,958,306
   Realized investment gains and (losses), net                    (260,078)         (260,078)          260,078                                   (260,078)
   Other income                                                    431,682           132,843          (132,843)                    0              431,682
                                                             --------------    --------------    --------------        --------------       --------------
                                                                35,747,123        35,232,048       (35,232,048)             (127,527)          35,619,596

Benefits and other expenses:

   Benefits, claims and settlement expenses:
       Life                                                     23,440,711        23,798,002       (23,798,002)                                23,440,711
       Reinsurance benefits and claims                          (3,376,091)       (3,376,091)        3,376,091                                 (3,376,091)
       Annuity                                                   1,210,783         1,210,783        (1,210,783)                                 1,210,783
       Dividends to policyholders                                1,003,954         1,003,954        (1,003,954)                                 1,003,954
   Commissions and amortization of deferred
       policy acquisition costs                                  2,089,313         2,834,313        (2,834,313)                    0            2,089,313
   Amortization of cost of insurance acquired                    1,592,812         1,185,307        (1,185,307)(4)          (344,698)           1,248,114
   Operating expenses                                           10,115,786         9,304,655        (9,304,655)(4)           (90,000)          10,025,786
   Interest expense                                                376,924         1,243,819        (1,243,819)(3)           204,600              581,524
                                                             --------------    --------------    --------------        --------------       --------------
                                                                36,454,192        37,204,742       (37,204,742)             (230,098)          36,224,094
                                                             --------------    --------------    --------------        --------------       --------------

Loss before income taxes, minority interest
   and equity in loss of investees                                (707,069)       (1,972,694)        1,972,694               102,571             (604,498)
Income tax credit (expense)                                       (228,783)           90,811           (90,811)(4)            76,010             (152,773)
Minority interest in loss
   of consolidated subsidiaries                                    239,426            35,043           (35,043)(2)          (217,198)              22,228
                                                             --------------    --------------    --------------        --------------       --------------
Net loss                                                   $      (696,426)  $    (1,846,840)  $     1,846,840       $       (38,617)     $      (735,043)
                                                             ==============    ==============    ==============        ==============       ==============

Basic loss per share from continuing
   operations and net loss                                 $         (0.17)  $        (33.90)                                             $         (0.18)
                                                             ==============    ==============                                               ==============

Diluted loss per share from continuing
   operations and net loss                                 $         (0.17)  $        (33.90)                                             $         (0.18)
                                                             ==============    ==============                                               ==============

Basic weighted average shares outstanding                        4,056,439            54,485                                                    4,056,439
                                                             ==============    ==============                                               ==============

Diluted weighted average shares outstanding                      4,056,439            54,485                                                    4,056,439
                                                             ==============    ==============                                               ==============

EXPLANATORY NOTES TO PRO FORMA FINANCIAL INFORMATION*

A.   The  pro  forma   consolidated   balance   sheet   reflects  the  following
     adjustments:

     1.   Eliminate  the  FCC  balance  sheet  amounts.  FCC  is  an  82%  owned subsidiary  of United  Trust  Group  with its  balance  sheet  results
          consolidated   and  already   included  in  the  United   Trust  Group
          consolidated balance sheet.

     2.   Eliminate  minority  interest  liability  for the 18%  minority of FCC acquired in the merger transaction of $7,832,063.

     3.   To record the  purchase of 9,920  shares of FCC common stock at a cost of $250 per share or $2,480,000 and the adjustment in basis of balance sheet items from historic  consolidated basis. Value was determined by the Board of Directors and supported through a fairness opinion issued by an  outside  third  party.  The  purchase  will be  funded  through borrowings by United Trust Group.

          Notes payable                                              $ 2,480,000

Non-United  Trust Group  shareholders of FCC own  approximately  18% of FCC. The purchase  price of $2,480,000 was allocated to 18% of each balance sheet item of
United Trust Group adjusted to its estimated fair value.

The purchase price of $2,480,000 is comprised of the following components:

            Investments                                          $   42,399,526
            Cash and cash equivalents                                 4,779,789
            Accrued investment income                                   483,277
            Reinsurance receivables                                   6,995,218
            Cost of insurance acquired                                 (917,559)
            Property and equipment                                      451,815
            Other assets                                                258,016
                                                                     ----------
            Total assets                                             54,450,082
            Policy liabilities and accruals                         (46,573,406)
            Income taxes payable-current and deferred                   (26,941)
            Other liabilities                                        (5,112,150)
            Minority interests                                         (257,585)
                                                                       ---------
            Net purchase price                                   $   (2,480,000)

B. The pro forma statement of operations for the period ended September 30, 2001 reflects the following adjustments:

     1.   Eliminate  the  FCC  income  statement  results.  FCC is an 82%  owned subsidiary  of United  Trust  Group  with its  results  of  operations consolidated  and already included in the United Trust Group statement of operations.

     2.   Eliminate   minority   interest  in  income  of  FCC   established  in
          consolidation of $404,242.

     3.   To record nine months interest  expense on the $2,480,000 note payable acquired  by  United  Trust  Group  to fund the  purchase,  at a 5.50%
          interest rate.

     4.   Record amortization effects from basis adjustment differences.

                  Net investment income                          (95,645)
                  Amort of cost of insurance acquired           (270,088)
                  Operating expenses                             (67,500)
                  Income taxes                                    61,055

     Purchase adjustments include an adjustment to market of fixed maturities of
     $637,635,  which is amortized over the remaining  life of the assets.  This adjustment further includes effects on deferred income taxes.

     Operating  expenses  is  comprised  of the  amortization  of  the  negative goodwill  established in the purchase  adjustments  and is being  amortized over a period  consistent  with the remaining life of the goodwill  already existing on the balance sheet.

C.   The pro forma  statement of operations for the year ended December 31, 2000 reflects the following adjustments:

     1.   Eliminate  the  FCC  income  statement  results.  FCC is an 82%  owned subsidiary  of United  Trust  Group  with its  results  of  operations consolidated  and already included in the United Trust Group statement of operations.

     2.   Eliminate   minority   interest   in  loss  of  FCC   established   in
          consolidation of $217,198.

     3.   To record  twelve  months  interest  expense  on the  $2,480,000  note payable  acquired  by United  Trust Group to fund the  purchase,  at a
          8.25% interest rate.

     4.   Record amortization effects from basis adjustment differences.

                  Net investment income                        (127,527)
                  Amort of cost of insurance acquired          (344,698)
                  Operating expenses                            (90,000)
                  Income taxes                                   76,010

          Purchase   adjustments  include  an  adjustment  to  market  of  fixed maturities of $637,635,  which is amortized  over the remaining life of the assets. This adjustment further includes effects on deferred income taxes.

          Operating  expense is  comprised of the  amortization  of the negative goodwill  established in the purchase  adjustments  and is being  amortized over a period  consistent  with the remaining life of the goodwill  already existing on the balance sheet.

* The  outstanding  shares of FCC common  stock  reflects  the 1 for 400 reverse stock split  approved by FCC's board of  directors  on March 27,  1997,  but for which  FCC did not  obtain  shareholder  approval  or file an  amendment  to its articles of incorporation.

                           State Insurance Regulation

     The  insurance  statutes  of the  jurisdictions  in which  FCC's  insurance subsidiaries are domiciled and the jurisdictions in which they are licensed, and the insurance holding company laws in those jurisdictions govern FCC's insurance subsidiaries.  These  laws and  statutes  require  prior  approval  for  persons acquiring control of insurance companies domiciled or commercially  domiciled in the state,  whether  directly or  indirectly,  through  merger or acquisition or otherwise.  Universal  Guaranty Life Insurance Company is domiciled in the State of Ohio,  Appalachian  Life Insurance  Company is domiciled in the State of West
Virginia,  and Abraham  Lincoln  Insurance  Company is domiciled in the State of
Illinois.  After discussions with state  regulators,  FCC and United Trust Group believe that the proposed  merger does not constitute a change in control within the meaning of the applicable insurance laws and regulations. This view has been confirmed by the Illinois Department of Insurance.

             Material United States Federal Income Tax Consequences

     This  summary is based upon the  Internal  Revenue  Code,  its  legislative history,  existing and proposed regulations and published rulings and decisions, all as currently in effect.  The tax consequences  described in this summary may change,  possibly  with  retroactive  effect.  This  summary does not attempt to describe the tax consequences  under state,  local or foreign laws. In addition, this  summary  does not  describe  special  tax  consequences  that may apply to particular  classes of  taxpayers,  such as  financial  institutions,  insurance companies, tax-exempt organizations, qualified retirement plans, broker-dealers, traders in  securities  that elect to mark to market,  persons  that hold common stock as part of a  straddle  or  conversion  transaction,  persons  who are not citizens or  residents of the United  States,  shareholders  who acquired  their common stock through the exercise of incentive  stock  options,  and persons who own (actually or constructively  under Section 318 of the Internal Revenue Code)
significant amounts of FCC common stock or who exercise control over the affairs of United Trust Group.

     All  shareholders  should  consult  with their own tax  advisors  as to the particular  tax  consequences  of the merger,  including the  applicability  and effect of the alternative minimum tax and any state, local or foreign income and other tax laws and of changes in such tax laws.

     You  will  recognize  capital  gain  or  loss  in an  amount  equal  to the difference between the cash received and your tax basis in your FCC shares. This gain or loss will  generally be long-term  or  short-term  capital gain or loss, depending  upon  whether  you held your FCC  shares  for more than one year upon completion of the merger.

     In certain extraordinary circumstances, some or all of the cash you receive in the merger could be taxed as a dividend.  This treatment  could only apply if you, or a person related to you,  acquire stock, or options to acquire stock, of
United Trust Group prior to or in connection with the merger. If you are in this situation, it will be particularly important that you consult your tax advisor.

     We have not sought  and will not seek a ruling  from the  Internal  Revenue
Service on the United States federal income tax consequences of the merger.

     Payments of cash to a  shareholder  surrendering  FCC common  stock will be subject to information reporting and "backup"  withholding,  at a rate of 31% of the cash  payable to the  shareholder,  unless  the  shareholder  furnishes  its taxpayer  identification  number in the manner prescribed in applicable treasury regulations,  certifies that such number is correct,  certifies as to no loss of exemption  from backup  withholding  and meets  certain  other  conditions.  Any amounts  withheld from payments to a holder under the backup  withholding  rules will be allowed as a refund or credit against the holder's United States federal income tax liability,  provided that you furnish the required information to the
Internal Revenue Service.

     The preceding  discussion  is not a complete  analysis or discussion of all potential  tax effects  relevant to the merger.  Thus,  you are urged to consult your own tax advisor as to the specific tax  consequences  to you of the merger, including tax return reporting  requirements,  the  applicability  and effect of federal,  state,  local  and  other  applicable  tax laws and the  effect of any proposed changes in the tax laws.

                                  The Companies

     United Trust Group, an Illinois  corporation,  is a life insurance  holding company.  Its dominant  business is individual life insurance which includes the servicing  of existing  insurance  business in force,  the  solicitation  of new individual  life  insurance,  and the  acquisition  of  other  companies  in the
insurance   business.   United  Trust  Group  conducts  operations  through  its
subsidiaries. FCC is an intermediate insurance holding company 82% controlled by
United  Trust  Group.  FCC was  incorporated  in  Virginia  in 1967.  FCC's life insurance subsidiaries,  Universal Guaranty Life Insurance Company,  Appalachian
Life Insurance Company,  and Abraham Lincoln Insurance  Company,  all operate in the individual life insurance  business.  United Trust Group began operations in
1984.  United Trust Group generates  substantially all of its revenues from life insurance.  Roosevelt Equity  Corporation,  a wholly-owned  subsidiary of United
Trust Group,  incorporated  in Delaware in 1971, acts as agent for its customers by placing  orders of mutual  funds and  variable  annuity  contracts  placed in customer  name.  Its  operating  activity  accounts  for less than  $100,000  of earnings annually.  United Trust Group's wholly-owned  subsidiary North Plaza of
Somerset,  Inc.,  owns for  investment  purposes a shopping  center in Somerset,
Kentucky,  approximately  12,000  acres of  timberland  in  Kentucky,  and a 50%
partnership interest in an additional 11,000 acres of Kentucky  timberland.  Its operating activity accounts for less than $100,000 of earnings annually.

     United Trust Group is  incorporated  in Illinois and its executive  offices are located at 5250 South 6th Street  Road,  Springfield,  Illinois  62703.  Its
telephone number is (217) 241-6300.  United Trust Group documents filed with the
SEC contain additional information concerning United Trust Group. See "Where You
Can Find More Information" on page 53.

     FCC is incorporated in Virginia,  and its executive  offices are located at
5250 South 6th Street Road, Springfield, Illinois 62703. Its telephone number is
(217) 241-6300.  FCC documents filed with the SEC contain additional information concerning  FCC. These documents are  incorporated by reference.  See "Where You
Can Find More Information" beginning on page 53.

                         Principal Holders of Securities

     The following  table sets forth the name and address of the entity known to be the beneficial owner of more than 5% of FCC's common stock and shows: (i) the total number of shares of common stock  beneficially  owned by such person as of the record  date and the nature of such  ownership;  and (ii) the percent of the issued and outstanding shares of common stock so owned as of the same date.

                                                          Number of Shares
           Title                  Name and Address         And Nature of          Percent
          of Class             of Beneficial Owner(1)   Beneficial Ownership    of Class(1)
          --------             ----------------------   --------------------    --------

Common stock $1.00 par value  United Trust Group, Inc.         44,465              81.8%
                              5250  South  6th  Street
                              Road
                              Springfield,    Illinois
                              62703

(1) Jesse T.  Correll  and his  affiliates  beneficially  own a majority  of the outstanding  stock of  United  Trust  Group  and as a result  may be  deemed  to beneficially  own the shares of FCC owned by United  Trust  Group.  However,  in their  Schedule 13D filing with  respect to shares of FCC,  Mr.  Correll and his affiliates  declare that their  filing of the  Schedule  13D and any  amendments thereto should not be construed as an admission by them or any of them that they or any of them have beneficial ownership of the FCC shares owned by United Trust
Group.  Information  concerning Mr. Correll and his affiliates is included below under the heading "Security Ownership of Management."

                        Security Ownership of Management

     The  following  table  shows  with  respect  to each of the  directors  and officers of FCC, and with respect to all executive officers and directors of FCC as a group:  (i) the total  number of shares of all  classes  of stock of FCC or
United Trust Group,  beneficially  owned as of the record date and the nature of such  ownership;  and (ii) the percent of the issued and  outstanding  shares of stock so owned, and granted stock options available as of the same date

         Title                Directors, Executive         Number of Shares        Percent
           of              Officers, & All Directors &      and Nature of            Of
         Class            Executive Officers as a Group       Ownership           Class(1)
         -----            -----------------------------       ---------           -----

United Trust Group        John S. Albin                          10,503(2)            *
common stock,             Randall L. Attkisson                        0(3)            *
no par value              John W. Collins                             0               *
                          Jesse T. Correll                    2,002,823(4)           56.4%
                          Ward F. Correll                        98,523(5)            2.8%
                          Thomas F. Darden                            0               *
                          Luther C. Miller                            0               *
                          Theodore C. Miller                          0               *
                          Millard V. Oakley                      16,471               *
                          Robert V. O'Keefe                         300(6)            *
                          William W. Perry                            0               *
                          James P. Rousey                             0               *
                          Robert W. Teater                        7,380(7)            *
                          Brad M. Wilson                              0               *
                          All  directors  and executive       2,136,000              60.1%
                          officers     as    a    group
                          (thirteen in number)

FCC's common stock,       John S. Albin                               0               *
$1.00 par value           Randall L. Attkisson                        0(3)            *
                          John W. Collins                             0               *
                          Jesse T. Correll                        1,217(4)          2.2%
                          Ward F. Correll                             0               *
                          Thomas F. Darden                            0               *
                          Luther C. Miller                            0               *
                          Theodore C. Miller                          15              *
                          Millard V. Oakley                           0               *
                          Robert V. O'Keefe                           0               *
                          William W. Perry                            0               *
                          James P. Rousey                             0               *
                          Robert W. Teater                            0               *
                          Brad M. Wilson                              2               *
                          All  directors  and executive           1,234             2.3%
                          officers     as    a    group
                          (thirteen in number)

(1)  The percentage of  outstanding  shares for FCC is based on 54,385 shares of common stock  outstanding.  The percentage of outstanding shares for United
     Trust Group is based on 3,553,750 shares of common stock outstanding.

(2)  Includes 392 shares owned directly by Mr. Albin's spouse.

(3)  Randall L.  Attkisson is an associate and business  partner of Mr. Jesse T.
     Correll and holds minority ownership  positions in certain of the companies owning United Trust Group and FCC common  stock.  Ownership of these shares is reflected in the ownership of Jesse T. Correll.

(4)  The share ownership of Mr. Correll  includes 112,704 shares of United Trust
     Group common stock owned by him  individually  and 150,545 shares of United
     Trust Group common stock held by Dyscim,  LLC. Mr.  Correll owns all of the outstanding  membership  interests of Dyscim,  LLC, and  therefore has sole voting  and  dispositive  power  over  the  shares  held by it.  The  share ownership of Mr. Correll also includes  72,750 shares of United Trust Group common stock held by WCorrell,  Limited Partnership,  a limited partnership in which Mr. Correll serves as managing  general  partner and, as such, has sole voting and dispositive  power over the shares held by it. In addition, by virtue of his ownership of voting  securities of First Southern Funding,
     LLC and First Southern Bancorp,  Inc., and in turn, their ownership of 100%
     of the outstanding  membership  interests of First Southern  Holdings,  LLC
     (the holder of 1,483,791  shares of United Trust Group common  stock),  Mr.
     Correll  may be deemed to  beneficially  own the total  number of shares of
     United Trust Group common stock owned by First Southern  Holdings,  and may be deemed to share with First  Southern  Holdings  the right to vote and to dispose  of  such  shares.  Mr.  Correll  owns  approximately  82%  of  the outstanding  membership  interests  of  First  Southern  Funding;  he  owns directly  approximately  38%,  companies he controls own approximately 23%, and he has the  power  to vote but  does  not own an  additional  3% of the outstanding voting stock of First Southern Bancorp.  First Southern Bancorp and First  Southern  Funding in turn own 99% and 1%,  respectively,  of the outstanding membership interests of First Southern Holdings. Mr. Correll is also a manager of First Southern  Capital Corp.,  LLC, and thereby may also be deemed to  beneficially  own the  183,033  shares of United  Trust Group common  stock held by First  Southern  Capital,  and may be deemed to share with it the right to vote and to dispose of such shares. Share ownership of
     Mr.  Correll in United  Trust Group  common  stock does not include  18,575
     shares  of  United  Trust  Group  common  stock  held  by  First   Southern
     Investments, LLC, of which Dyscim, LLC is a member. The business address of each of Dyscim, LLC, WCorrell, Limited Partnership, First Southern Funding,
     First Southern Holdings, First Southern Bancorp, and First Southern Capital
     Corp., LLC is P.O. Box 328, 99 Lancaster Street, Stanford, Kentucky 40484.

     First Southern Bancorp owns 1,217 shares of FCC's common stock.

(5)  Cumberland Lake Shell, Inc. owns 98,523 shares of United Trust Group common stock,  all of the outstanding  voting shares of which are owned by Ward F.
     Correll and his wife.  As a result,  Ward F. Correll may be deemed to share the voting and dispositive power over these shares.  Ward F. Correll is the father of Jesse T. Correll.

(6)  All 300 shares are owned directly by Mr. O'Keefe's spouse.

(7)  Includes 210 shares owned directly by Mr. Teater's spouse.

* Less than 1%.

Except as indicated above, the foregoing persons hold sole voting and investment power.

                              Shareholder Proposals

     If the merger is not  completed  for any  reason,  shareholders  submitting proposals for  consideration  at the 2001 annual meeting of FCC pursuant to Rule
14a-8  under the  Exchange  Act must  reach the  secretary  of FCC no later than
December 15, 2001,  in order to be included in the proxy  materials  sent by FCC management for the annual meeting.  Shareholder  proposals submitted after March
24, 2002 will be considered  untimely,  and the proxy  solicited by FCC for next year's  annual  meeting may confer  discretionary  authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                        Common Stock Purchase Information

     The following sets forth information with respect to purchases of shares of
FCC common stock by United Trust Group during the past two years.

                                          No. of Shares               Average Price Paid
          Quarter/Year              Purchased During Quarter            During Quarter*
          ------------              ------------------------            ---------------

            Q3-2001                               0                           N/A
            Q2-2001                             583                          $200
            Q1-2001                               0                           N/A
            Q4-2000                               0                           N/A
            Q3-2000                               0                           N/A
            Q2-2000                               2                          $100
            Q1-2000                              30                          $100
            Q4-1999                              49                         $121.43
            Q3-1999                             254                         $174.70

*    Calculated by dividing aggregate purchase price for shares purchased during the quarter by the total number of shares purchased during that quarter.

                Current Management of FCC and United Trust Group

     Neither  FCC nor  United  Trust  Group nor any of their  current  executive officers or directors,  nor First Southern Funding, LLC, First Southern Bancorp,
Inc., First Southern Holdings,  LLC nor any of the individuals named below have, during the last five years, been convicted in a criminal  proceeding  (excluding traffic  violations  or similar  misdemeanors),  nor have they been a party to a civil proceeding of a judicial or administrative body of competent  jurisdiction and, as a result of this proceeding,  was or is subject to a judgment, decree or final  order  enjoining  future  violations  of,  or  prohibiting  or  mandating activities subject to, United States federal or state securities laws or finding any violation with respect to these laws.

     The  following  sets forth (1) the names and business  address of FCC's and
United Trust Group's current directors and executive  officers,  (2) information regarding  their  current  positions  with FCC and United  Trust Group and their period of service in such positions,  and (3) their business  experience for the past five years. All of the individuals  listed below are citizens of the United
States.

                                         Position with FCC and United Trust Group,
      Name and Address                  Business Experience and Other Directorships
      ----------------                  -------------------------------------------

John S. Albin                 Director  of FCC since 1992 and United  Trust  Group since 1984;
RFD 377                       farmer in Douglas  and Edgar  counties,  Illinois,  since  1951;
Newman, IL  61942             Chairman  of the  Board  of  Longview  State  Bank  since  1978;
                              President of the Longview  Capitol  Corporation,  a bank holding company,  since 1978;  Chairman of First National Bank of Ogden,
                              Illinois,  since  1987;  Chairman  of the State Bank of Chrisman
                              since  1988;   Director  and   Secretary  of  Illini   Community
                              Development  Corporation  since 1990;  Commissioner  of Illinois
                              Student Assistance Commission since 1996.

Randall L. Attkisson          Director of FCC and United  Trust  Group  since 1999;  President
P.O. Box 328                  and Chief Operating  Officer of United Trust Group and FCC since
99 Lancaster Street           2001;  Chief  Financial  Officer,  Treasurer,  Director of First
Stanford, KY  40484           Southern  Bancorp since 1986;  Treasurer and Director or Manager
                              of  First  Southern   Funding,   LLC  (formerly  First  Southern
                              Funding,  Inc.)  since 1992;  Director of The River  Foundation,
                              Inc. since 1990;  President of Randall L. Attkisson & Associates from  1982 to  1986;  Commissioner  of  Kentucky  Department  of
                              Banking & Securities  from 1980 to 1982;  Self-employed  Banking
                              Consultant in Miami, FL from 1978 to 1980.

John W. Collins               Director  of FCC and  certain  affiliate  companies  since 1982;
9445 North Lawler             Director of United Trust Group since 2000;  Consultant  and past
Skokie, IL  60077             President of Collins-Winston Group since 1976.

Jesse T. Correll              Chairman  and CEO of United  Trust  Group  and FCC  since  2000;
P.O. Box 328                  Director of United  Trust  Group and FCC since  1999;  Chairman,
99 Lancaster Street           President,  Director  of  First  Southern  Bancorp  since  1983;
Stanford, KY  40484           President  and  Director  or Manager of First  Southern  Funding
                              since  1992;  President,  Director of First  Southern  Insurance
                              Agency since 1987;  President,  Director of The River Foundation since 1990;  President,  Director and sole member and manager of
                              Dyscim,  LLC  (formerly  Dyscim  Holdings  Company,  Inc.) since
                              1990;   Director  of  Adamas  Diamond  Corporation  since  1980;
                              Director  of  Thomas  Nelson,   Inc.  since  2001;  Director  of
                              Computer  Services,   Inc.  since  2001;   Secretary,   Director
                              Lovemore  Holding  Company  since 1987;  President,  Director of
                              North Plaza of  Somerset  since  1990;  Director  of St.  Joseph
                              Hospital,  Lexington,  KY since 1997;  Managing Partner of World
                              Wide Minerals from 1978 to 1983.

Ward F. Correll               Director  of FCC since 1999 and United  Trust  Group since 2000;
P.O. Box 430                  President,  Director of  Tradeway,  Inc. of  Somerset,  KY since
150 Railroad Drive            1973;  President,  Director of  Cumberland  Lake Shell,  Inc. of
Somerset, KY  42502           Somerset,  KY  since  1971;  President,  Director  of  Tradewind
                              Shopping Center,  Inc. of Somerset,  KY since 1966;  Director of
                              First  Southern  Bancorp  since  1988;  Director  or  Manager of
                              First  Southern  Funding  since  1991;  Director  of  The  River
                              Foundation  of  Stanford,  KY since 1990;  and Director of First
                              Southern Insurance Agency of Stanford, KY since 1987.

Thomas F. Darden              Director of FCC and United  Trust  Group  since  2001;  Managing
2351 Hales Road               Partner of Cherokee  Investment  Partners LLC, and President and
Raleigh, NC  27608            CEO of Cherokee  Sanford Group,  Inc. an affiliated  predecessor since 1983;  Director of BTI Telecom,  Inc. since 1998; Director of Waste  Industries,  Inc.  since  1997;  Director  of  Winston
                              Hotels,  Inc. since 1994; Trustee of Shaw University since 1993;
                              Member  of  the  Board  of  Governors   of  Research,   Triangle
                              Institute since 1998;  Former  Chairman of the Triangle  Transit
                              Authority,  serving from 1993 to 1998 and Chairman  from 1996 to
                              1997;  prior to 1996,  twice  appointed  to the  North  Carolina
                              Board of Transportation.

Luther C. Miller              Director  of United  Trust  Group since 2000 and FCC since 1984;
405 Five Forks Drive          Executive  Vice  President  and Secretary of FCC from 1984 until
Springfield, IL  62707        1992; officer and director of certain affiliate  companies until
                              1992.
Theodore C. Miller            Corporate   Secretary  of  FCC  and  United  Trust  Group  since
2154 Huntleigh Rd.            December  2000;   Senior  Vice  President  and  Chief  Financial
Springfield, IL  62704        Officer  of FCC and United  Trust  Group  since July 1997;  Vice
                              President  and  Treasurer  of FCC and United  Trust  Group since
                              October 1992.

Millard V. Oakley             Director of FCC and United  Trust  Group  since 1999;  presently
1024 West Main Street         serves on Board of Directors and  Executive  Committee of Thomas
P.O. Box 520                  Nelson,  a publicly held publishing  company based in Nashville,
Livingston, TN  38370         TN;  Director  of  First  National  Bank  of  the   Cumberlands,
                              Livingston-Cooksville,  TN;  lawyer with  limited  law  practice since 1980; State Insurance  Commissioner for State of Tennessee
                              from  1975 to 1979;  General  Counsel,  United  States  House of
                              Representatives,  Washington,  D.C.,  Congressional Committee on
                              Small  Business from  1971-1973;  four elective  terms as County
                              Attorney  for Overton  County,  Tennessee;  delegate to National
                              Democratic  Convention  in  1964;  four  elective  terms  in the
                              Tennessee   General  Assembly  from  1956  to  1964;  lawyer  in
                              Livingston,  TN from  1953 to  1971;  elected  to the  Tennessee
                              Constitutional Convention  in 1952.

Robert V. O'Keefe             Director of FCC since 1993 and  Director  of United  Trust Group
307 Bellerive                 since 2000;  Director  and  Treasurer of United Trust Group from
Springfield, IL  62707        1988 to 1992;  Director  of  Cilcorp,  Inc.  from  1982 to 1994;
                              Director of Cilcorp Ventures,  Inc. from 1985 to 1994;  Director of Environmental Science and Engineering Co. from 1990 to 1994.

William W. Perry              Director of FCC and United Trust Group since 2001;  Owner of SES
903 Douglas Avenue            Investments,  Ltd.,  an oil and gas  investments  company  since
Midland, TX  79701            1991;  President  of  EGL  Resources,   Inc.,  an  oil  and  gas
                              operations  company  based in Texas and New Mexico  since  1992;
                              President  of  Midland  Yucca   Realty,   a  Texas  real  estate
                              investment company since 1993;  Chairman of Perry & Perry, Inc., a Texas oil and gas  consulting  company  since 1977;  Member of the Board of  Managers  of Tall City  Equity  Fund  since  2001;
                              President of Champion  Title Group,  a Florida based  consulting
                              business   since  1999;   involved  with,   Young  Life,   youth
                              organization  as  a  leader,   Chairman  of  the   International
                              Committee and National Board since 1977.

James P. Rousey               Executive  Vice  President and Chief  Administrative  Officer of
1609 Windy Crest              FCC and United Trust Group since  September  2001;  Regional CEO
Springfield, IL 62707         and Director of First Southern National Bank from 1988 to 2001.

Robert W. Teater              Director  of FCC since 1992 and United  Trust  Group since 1987;
85 East Gay Street            member of Columbus  School  Board  1991-2001;  Former  Director,
Columbus, OH   43215          Ohio Department of Natural Resources;  Founder,  Teater-Gebhardt
                              and  Associates,   Inc.,  a  comprehensive  consulting  firm  in
                              natural resources development;  Combat veteran and retired Major
                              General, Ohio Army National Guard.

Brad M. Wilson                Senior Vice President and Chief  Information  Officer of FCC and
5405 Deerwood Lake Drive      United Trust Group since 1992; Chief  Administrative  Officer of
Springfield, IL 62703         FCC and United Trust Group from December 2000 to September 2001.
---------------

     Each of Mr. Jesse T. Correll and Mr.  Attkisson is a manager and  executive officer of First  Southern  Funding,  LLC,  and each is a member of the Board of
Directors and an executive officer of First Southern Bancorp, Inc., an affiliate of First  Southern  Funding,  LLC.  The  principal  business  of First  Southern
Funding,  LLC, a Kentucky limited  liability  company,  is investments,  and its principal  office is located at P.O.  Box 328, 99  Lancaster  Street,  Stanford,
Kentucky 40484.  First Southern Bancorp owns First Southern National Bank, which operates out of 14 locations in central  Kentucky.  First  Southern  Bancorp,  a
Kentucky  corporation,  is a bank  holding  company  with its  principal  office located at P.O. Box 328, 99 Lancaster Street,  Stanford,  Kentucky 40484.  First
Southern Bancorp holds a 99% membership  interest in, and First Southern Funding holds a 1% membership  interest in, First Southern  Holdings,  LLC, United Trust
Group's largest shareholder.  The principal business of First Southern Holdings, a Kentucky limited liability company,  is investments,  and its principal office is located at P.O. Box 328, 99 Lancaster Street,  Stanford,  Kentucky 40484. Mr.
Attkisson is an executive officer of First Southern Holdings. The following sets forth the names and business  addresses of First  Southern  Bancorp's  and First
Southern Funding's  directors,  officers and managers not otherwise listed above and their business  experience for the past five years.  All of the  individuals listed below are citizens of the United States.

            Name                                    Business Experience

Jill M. Martin                Secretary, First Southern Bancorp since 1989.
P.O. Box 328
99 Lancaster Street
Stanford, KY  40484

David S. Downey               Regional CEO and Director of First Southern  National Bank since
P.O. Box 295                  1985.  Director of First  Southern  Bancorp  since  1988.  Other
102 West Main Street          position(s) with First Southern National Bank since 1983.
Stanford, KY  40484

Douglas P. Ditto              Vice  President  of First  Southern  Bancorp,  Inc.  since 2000.
P.O. Box 328                  Director,  First Southern  Bancorp since 1988,  other  positions
99 Lancaster Street           with First Southern National Bank since 1985.
Stanford, KY  40484

John R. Ball                  Regional CEO and Director,  First  Southern  National Bank since
P.O. Box 628                  1987.  Director, First Southern Bancorp since 1988.
27 Public Square
Lancaster, KY  40444

Christopher Coldiron          Vice  President  of First  Southern  National  Bank since  1997,
P.O. Box 328                  other positions with First Southern National Bank since 1991.
99 Lancaster Street
Stanford, Kentucky 40484

                           Related Party Transactions

     FCC and United Trust Group maintain relationships that are described below.
The merger will result in FCC being merged into United Trust Group,  with United
Trust Group as the surviving  corporation.  FCC does not  anticipate  that these relationships  will be  materially  affected  as a result  of the  merger.  When reading the  description of these  relationships,  please refer to the following chart  which we have  provided to clarify  the  relationships  among the parties referred to below.

United Trust Group, Inc.
(UTG)
100%
82%
100%
North Plaza of
Somerset, Inc.
(NORTH PLAZA)
First Commonwealth
Corporation
(FCC)
Roosevelt Equity
Corporation
(REC)
100%
Universal Guaranty
Life Insurance Company
(UG)
100%
Appalachian Life
Insurance Company
(APPL)
100%
Abraham Lincoln
Insurance Company
(ABE)

     On October 26, 2001,  Appalachian Life Insurance Company effected a reverse stock split,  as a result of which (i) it became a  wholly-owned  subsidiary  of
Universal  Guaranty  Life  Insurance  Company,  and  an  indirect   wholly-owned
subsidiary  of FCC and United  Trust Group,  and (ii) its minority  shareholders received an aggregate of $1,055,294.50 in respect of their shares.  Prior to the reverse stock split,  Universal  Guaranty owned 88% of the outstanding shares of
Appalachian Life Insurance Company.

     On September 4, 2001,  First Southern  Funding and First  Southern  Bancorp
(and their  principals)  restructured  the  manner in which they hold  shares of
United Trust Group by forming a new limited  liability  company  under  Kentucky law, First Southern Holdings,  LLC. First Southern Bancorp  contributed to First
Southern  Holdings  353,044 shares of United Trust Group common stock held by it and  $13,292,952.26  in cash in exchange for a 99% membership  interest in First
Southern Holdings. First Southern Funding contributed to First Southern Holdings
1,130,747  shares of United  Trust  Group  common  stock held by it,  subject to
$13,290,452.26 in notes payable which were assumed by First Southern Holdings in exchange for a 1% membership interest in First Southern Holdings.

     Mr. Jesse T. Correll, First Southern Bancorp, First Southern Funding, First
Southern Holdings,  First Southern Capital Corp., LLC (of which Mr. Correll is a manager),  First  Southern  Investments,  LLC (of which Dyscim,  LLC, all of the membership  interests of which are held by Mr. Correll, is a member) have agreed in principle  to act  together  for the purposes of acquiring or holding  United
Trust Group common stock. In addition,  because of their  relationships with Mr.
Correll and these entities,  Ward Correll,  Cumberland Lake Shell, Inc., Dyscim,
LLC and WCorrell Limited  Partnership may be deemed to be members of this group, and such parties have  accordingly  entered into an agreement dated September 4,
2001  for the  filing  of a  single  Schedule  13D  pursuant  to Rule 13d of the
Exchange Act. Such parties collectively own or control,  directly or indirectly, approximately  59.7% of United Trust Group common  stock.  When Mr.  Correll and certain members of this group first became affiliated with United Trust Group in
1998, the board of directors of United Trust Group began exploring ways in which this  affiliation  could be maximized  for the benefit of United Trust Group and its subsidiaries.

     One of the  transactions  that resulted from this  affiliation  occurred on
December 31, 1999, when Jesse T. Correll, in combination with other individuals, made an equity  investment  in United Trust Group.  Under the terms of the stock acquisition  agreement,  the Correll group  contributed  their 100% ownership of
North  Plaza of  Somerset,  Inc. to United  Trust Group in exchange  for 681,818 authorized  but  unissued  shares  of  United  Trust  Group  common  stock.  The transaction was initiated by Mr.  Correll,  and James Melville and Larry Ryherd,
each then a director and officer of United Trust Group, represented United Trust
Group in the  negotiation of the  transaction,  including the  negotiation as to what assets United Trust Group would accept in exchange for its shares of common stock.  The board of directors of United Trust Group approved the transaction at their regular  quarterly  board meeting held on December 7, 1999.  Jesse Correll and Randall  Attkisson  abstained from voting on the transaction as directors of
United Trust Group. North Plaza of Somerset,  Inc. owns for investment purposes,
a  shopping  center  in  Somerset,  Kentucky,   approximately  12,000  acres  of
timberland in Kentucky,  and a 50% partnership  interest in an additional 11,000 acres of Kentucky timberland.  North Plaza has no debt. The net assets have been valued at  $7,500,000,  which  equates  to $11.00  per share for the new  shares issued.

     Another  series of  transactions  that has resulted from United Trust Group and FCC's  affiliation  with Jesse T. Correll and members of the First  Southern
Group  includes  Universal  Guaranty Life  Insurance  Company's  acquisition  of mortgage loans through  participation  agreements  with First Southern  National
Bank, the banking subsidiary of First Southern Bancorp.  These transactions were initiated by Jesse Correll on behalf of First Southern National Bank.  Universal
Guaranty  determined such an arrangement would be beneficial to it and agreed to the terms proposed by Mr. Correll on behalf of the First Southern National Bank, which terms are comparable to those used in transactions with unaffiliated third parties.  First  Southern  National  Bank  services  the loans  covered by these participation agreements.  Universal Guaranty Life Insurance Company pays a .25%
servicing fee on these loans and a one-time fee at loan  origination  of .50% of the original loan amount to cover costs incurred by First Southern National Bank relating to the processing and  establishment  of the loan.  Universal  Guaranty
Life  Insurance  Company paid $34,721 and $11,578 in servicing  fees and $91,392 and $0 in origination fees to First Southern  National Bank during 2000 and 1999, respectively.

     FCC entered into an employment  agreement dated July 31, 1997 with Larry E.
Ryherd.  Mr. Ryherd served as Chairman of the Board and Chief Executive  Officer of United Trust Group and its affiliates until his resignation on March 27, 2000 at the request of Jesse T. Correll, a member of the United Trust Group board and its largest shareholder.  Mr. Correll negotiated on behalf of United Trust Group the terms of Mr. Ryherd's  departure from United Trust Group and its affiliates.
Pursuant to the employment agreement,  Mr. Ryherd agreed to serve as Chairman of the Board and Chief Executive Officer of United Trust Group and in addition,  to serve in other  positions of the  affiliated  companies if appointed or elected.
The  agreement  provided for an annual  salary of $400,000 as  determined by the
Board of Directors. The term of the agreement was for a period of five years. Mr.
Ryherd has  deferred  portions  of his income  under a plan  entitling  him to a deferred compensation payment,  which was paid to him on January 2, 2000, in the amount of $240,000,  which included  interest at the rate of approximately  8.5%
annually.  Additionally,  Mr.  Ryherd was  granted an option to  purchase  up to
13,800 shares of the common stock of United Trust Group at $17.50 per share. The option was immediately  exercisable and transferable.  At December 31, 2000, all previously  granted  options have  expired.  In accordance  with the  employment agreement,  Mr. Ryherd  continues to receive his annual salary of $400,000 until the agreement  expiration date of July 31, 2002. The entire $933,333  payable to
Mr.  Ryherd,  from the date of his  resignation  until the end of his employment agreement was accrued, and thus expensed, by FCC in the first quarter of 2000.

      FCC entered into an employment agreement dated July 31, 1997 with James
E. Melville  pursuant to which Mr.  Melville was employed as President and Chief
Operating Officer and in addition, to serve in other positions of the affiliated companies if appointed or elected, at an annual salary of $238,200.  The term of the agreement  expires July 31, 2002. Mr. Melville has deferred  portions of his income under a plan entitling him to a deferred  compensation  payment which was paid to him on January 2, 2000 of $400,000 which  includes  interest at the rate of approximately 8.5% annually. Additionally, Mr. Melville was granted an option to purchase  up to 30,000  shares of the common  stock of United  Trust Group at
$17.50 per share. The option was immediately  exercisable and  transferable.  At
December 31, 2000,  all  previously  granted  options  have  expired.  After Mr.
Melville  refused  to resign  his  positions  with  United  Trust  Group and its subsidiaries, the boards of directors of United Trust Group and its subsidiaries removed Mr.  Melville  from his  position  as an officer and  employee of United
Trust Group and its  subsidiaries,  including  FCC, at a special  meeting of the boards on January 8, 2001. The boards  authorized Jesse Correll to take whatever actions he deemed  necessary to implement Mr.  Melville's  departure from United
Trust Group and its  subsidiaries.  These actions  eventually  culminated in the execution of the common  stock  purchase  agreements,  discussed  below,  and an agreement and release in February  2001.  Pursuant to the agreement and release,
Mr.  Melville  agreed to  resign as a  director  of United  Trust  Group and its subsidiaries  (including  FCC) and he released  First Southern  Bancorp,  United
Trust Group,  and FCC, for which he received a payment of $185,000  from FCC. In accordance with the employment agreement,  Mr. Melville continues to receive his annual salary of $238,200 until the agreement  expiration date of July 31, 2002.
An accrual of $562,000 was established  through a charge to general  expenses at year-end 2000 for the remaining  payments  required pursuant to the terms of Mr.
Melville's employment contract and other settlement costs.

     On April 11, 2001,  United  Trust Group  entered  into two  Assignment  and
Assumption Agreements with First Southern Bancorp. Pursuant to those agreements,
First Southern  Bancorp  assigned its rights and  obligations,  and United Trust
Group assumed such rights and  obligations,  under (i) the common stock purchase agreement, dated as of February 13, 2001, among First Southern Bancorp and James
E. Melville and family (the "Melville  Purchase  Agreement"),  pursuant to which
First Southern  Bancorp  agreed to purchase  22,500 shares of United Trust Group common stock and 544 shares of FCC common stock for the purchase  price of $8.00 per share  and  $200.00  per  share,  respectively,  and (ii) the  common  stock purchase agreement,  dated as of February 13, 2001, among First Southern Bancorp and Larry E. Ryherd and family (the "Ryherd  Purchase  Agreement"),  pursuant to which First Southern  Bancorp agreed to purchase  563,215 shares of United Trust
Group common stock for a purchase price of $8.00 per share.  Jesse T. Correll, a member of the United  Trust Group board and its largest  shareholder,  initiated and led the  negotiations  of these stock  purchases  with Mr.  Melville and Mr.
Ryherd.  Following  delays  in  obtaining  the  insurance  regulatory  approvals necessary for First Southern  Bancorp to purchase the United Trust Group and FCC stock, in order to complete the stock purchases, Mr. Correll proposed that First
Southern Bancorp assign its rights and obligations  under the Melville  Purchase
Agreement and the Ryherd Purchase  Agreement to United Trust Group. The Board of
Directors of United Trust Group  approved  United Trust  Group's  assumption  of
First  Southern  Bancorp's  rights  and  obligations  in the two stock  purchase agreements  at its  regularly  scheduled  meeting  on March 28,  2001.  Jesse T.
Correll and other  affiliates of First Southern  Bancorp serving on United Trust
Group's board abstained from voting on the proposal.

     On April 12,  2001,  United  Trust Group  completed  the purchase of 22,500 shares of United  Trust Group  common  stock and 544 shares of FCC common  stock from James E. Melville and family pursuant to the Melville Purchase Agreement in exchange for five year  promissory  notes of United Trust Group in the aggregate principal  amount of  $288,800.  On April 12,  2001,  United  Trust  Group  also completed  the  purchase  from  another  family  member  of Mr.  Melville  of an additional  100 shares of United  Trust Group for a total cash  payment of $800.
The purchase for cash by United  Trust Group of an  additional  39 shares of FCC common stock owned by Mr.  Melville at a purchase price of $200.00 per share was consummated on June 27, 2001. Mr. Melville was a former director of United Trust
Group,  FCC and the three  insurance  subsidiaries  of United  Trust  Group;  he resigned from those boards on February 13, 2001.

     On April 12,  2001,  United  Trust  Group also  completed  the  purchase of
559,440  shares of United  Trust  Group  common  stock from Larry E.  Ryherd and family  pursuant to the Ryherd  Purchase  Agreement for cash  payments  totaling
$948,026 and a five year  promissory note of United Trust Group in the principal amount of $3,527,494.  The purchase by United Trust Group of the remaining 3,775 shares of United Trust Group common stock to be purchased  for cash at $8.00 per share  pursuant to the Ryherd  Purchase  Agreement  along with an additional 570 shares from certain  parties to the Ryherd  Purchase  Agreement was completed on
June 20, 2001. The promissory notes of United Trust Group received by certain of the sellers pursuant to the Melville Purchase  Agreement and the Ryherd Purchase
Agreement bear interest at a rate of 7% per annum (paid quarterly) with payments of principal to made in five equal annual  installments,  the first such payment of principal to be due on the first anniversary of the closing.

     On April  12,  2001,  United  Trust  Group  also  purchased  in a  separate transaction 10,891 shares of United Trust Group common stock from Robert E. Cook at a price of $8.00 per share. At the closing, Mr. Cook received $17,426 in cash and a five year promissory note of United Trust Group (substantially  similar to the  promissory  notes  issued  pursuant  to the  Melville  and Ryherd  Purchase
Agreements  described above) in the principal amount of $69,702.  Mr. Cook was a director of United  Trust Group and FCC who  resigned his position on January 8,
2001.  Mr. Cook  proposed  the stock  purchase to Jesse T. Correll who agreed to purchase Mr.  Cook's stock on  substantially  the same terms as the purchases of the stock held by Messrs. Melville and Ryherd as described above.

     Some long-standing recurring arrangements and transactions among affiliates within the United Trust Group holding company  structure are described in detail below. These mutually beneficial arrangements are largely cost-reimbursement and were established with the formation of United Security Assurance Company ("USA")
and with the addition of each new  affiliate to the holding  company  structure.
Insurance  regulatory  approval has been obtained for these  arrangements to the extent an  insurance  subsidiary  of United  Trust Group was  involved  and such approval was necessary.

     Under the current United Trust Group holding company structure,  FCC pays a majority of the general  operating  expenses of the affiliated  group.  FCC then
receives   management,   service  fees  and  reimbursements   from  the  various
affiliates.

     United Income,  Inc.  ("UII"),  a predecessor to United Trust Group,  had a service  agreement  with  United  Security  Assurance  Company  ("USA").  USA, a wholly-owned subsidiary of UII, paid UII monthly fees equal to 22% of the amount of  collected  first year  premiums,  20% in second  year and 6% of the  renewal premiums in years three and after.  UII had a subcontract  agreement with United
Trust Group to perform various services such as claim processing,  underwriting,
and  servicing  of  policies  and  provide   personnel  and  facilities.   UII's
subcontract  agreement  with United Trust Group required UII to pay United Trust
Group  monthly  fees equal to 60% of  collected  service fees from USA as stated
above.  The service fees received from UII were recorded in United Trust Group's financial  statements as other income.  With the merger of UII into United Trust
Group in July 1999,  the  sub-contract  agreement  ended and United  Trust Group assumed the direct  contract with USA. This  agreement was  terminated  upon the merger of USA into UG in December  1999.  USA paid $677,807  under its agreement with UII for 1999.  UII paid  $223,753  under the  sub-contract  agreement  with
United Trust Group for 1999.

     Additionally,  UII paid FCC  $30,000  in 1999  for  reimbursement  of costs attributed  to UII.  These  reimbursements  are reflected as a credit to general expenses.

     United  Trust  Group  paid FCC  $750,000  and  $600,000  in 2000 and  1999, respectively, for reimbursement of costs attributed to United Trust Group.

     On January 1, 1993, FCC entered an agreement  with Universal  Guaranty Life
Insurance Company pursuant to which FCC provides  management  services necessary for  Universal  Guaranty  Life  Insurance  Company  to  carry  on its  business.
Universal  Guaranty Life Insurance Company paid $6,061,515 and $6,251,340 to FCC in 2000 and 1999, respectively.

     Abraham  Lincoln  Insurance  Company  pays fees to FCC  pursuant  to a cost sharing and  management  fee  agreement.  FCC provides  management  services for
Abraham  Lincoln  Insurance  Company  to carry on its  business.  The  agreement requires  Abraham  Lincoln  Insurance  Company to pay a percentage of the actual expenses incurred by FCC based on certain activity indicators of Abraham Lincoln
Insurance  Company  business  to the  business  of  all  the  insurance  company subsidiaries  plus a management fee based on a percentage of the actual expenses allocated  to Abraham  Lincoln  Insurance  Company.  Abraham  Lincoln  Insurance
Company paid fees of $371,211 and $392,005 in 2000 and 1999, respectively, under this agreement.

     Appalachian Life Insurance  Company has a management fee agreement with FCC whereby FCC provides certain  administrative  duties,  primarily data processing and investment advice.  Appalachian Life Insurance Company paid fees of $444,000 and $300,000 in 2000 and 1999, respectively, under this agreement.

     Respective  domiciliary  insurance departments have approved the agreements of the insurance companies and it is management's opinion that where applicable, costs have been allocated  fairly and such  allocations are based upon generally accepted accounting principles.

     In October 2001, Universal Guaranty Life Insurance Company formed a limited liability company along with Milliard Oakley, a director of FCC and United Trust
Group, to acquire an interest in commercial property located in Manchester,  New
Hampshire.  Universal Guaranty contributed $6,000,000 and Mr. Oakley contributed
$3,000,000 to the limited liability company for their respective  two-thirds and one-third ownership interests in the limited liability company. This transaction was proposed by Jesse Correll on behalf of Universal  Guaranty and negotiated by him on  behalf of  Universal  Guaranty.  In  connection  with this  transaction,
Douglas P. Ditto and  Christopher  Coldiron,  two persons  affiliated with First
Southern Bancorp and First Southern National Bank, were appointed as officers of
Universal  Guaranty to act on behalf of Universal  Guaranty with respect to this and its other real estate  holdings.  See also the  discussion in the section of this proxy statement entitled "Financing; Source of Funds" which is incorporated herein by this reference.

     FCC reimbursed  expenses incurred by Mr. Correll and Mr. Attkisson relating to travel and other costs  incurred  on behalf of or  relating to FCC.  FCC paid
$96,599 and $39,336 in 2000 and 1999, respectively, to First Southern Bancorp in reimbursement of such costs.

                             Additional Information

No Dissenters' Appraisal Rights

     FCC  shareholders  are not entitled to dissenters'  appraisal  rights under
Virginia law or otherwise in connection  with the merger.  There may exist other rights or actions under state law for  shareholders  who are aggrieved by merger transactions.  Although  the  nature and  extent of such  rights or actions  are uncertain  and may  vary  depending  upon  facts or  circumstances,  shareholder challenges  to  corporate  action  in  general  are  related  to  the  fiduciary responsibilities  of  corporate  officers and  directors  and to the fairness of corporate transactions.  For example, shareholders could, if they deemed such to be  applicable,  take  appropriate  legal  action  against  FCC and its board of directors, and claim that the merger was unfair to the FCC shareholders,  and/or that there was no justifiable or reasonable business purpose for the merger.

Experts

     Kerber, Eck and Braekel, LLP, independent public accountants,  have audited the financial  statements and schedules of FCC incorporated by reference in this proxy  statement  as indicated in their  reports with respect  thereto,  and are included herein in reliance upon the authority of said firm as experts in giving said reports.

Independent Public Accountants

     We do not expect that  representatives of Kerber, Eck and Braekel, LLP will be present at the special meeting.

Other Matters

     As of the date of this proxy statement, the FCC board of directors knows of no other matter that it will present for  consideration  at the special meeting.
If any other  matter  shall  properly  come  before the  special  meeting or any adjournment or postponement thereof and be voted upon, the enclosed proxies will be deemed to confer discretionary  authority on the individuals named as proxies as to that matter.

     The  individuals  named as proxies intend to vote or not vote in accordance with the recommendation of FCC's management.

                       Where You Can Find More Information

     FCC and  United  Trust  Group  have  filed  with the SEC a  Schedule  13E-3
Transaction  Statement (including any amendments thereto, the "Schedule 13E-3"), under the Exchange Act, with respect to the merger.  This proxy  statement  does not contain all the information set forth in the Schedule 13E-3 and the exhibits thereto,  certain  parts of which are omitted in  accordance  with the rules and regulations of the SEC.

     We file annual,  quarterly and current reports,  proxy statements and other information  with the SEC.  The  Exchange Act file number for our SEC filings is
0-5392. You may read and copy reports,  statements or other information filed by
FCC, including the Schedule 13E-3, at the SEC's public reference rooms:

Judiciary Plaza                   Citicorp Center
450 Fifth Street, N.W.            500 West Madison Street
Washington, D.C.  20549           Chicago, Illinois  60621

     Please call the SEC at (800)  SEC-0330  for further  information  about the public  reference rooms. You can also find copies of the SEC filings made by FCC on commercial  document retrieval services and, on a delayed basis, at the world wide web site maintained by the SEC at http://www.sec.gov.

     No  provisions  have been made in  connection  with the merger to grant the public shareholders of FCC other than United Trust Group access to the corporate files of FCC or to obtain counsel or appraisal services at the expense of FCC or
United Trust Group.

     This  Proxy  Statement  is  accompanied  by FCC's  10-K for the year  ended
December 31, 2000, and 10-Q for the period ended September 30, 2001.

                       Documents Incorporated by Reference

     The SEC allows FCC to  "incorporate  by  reference"  information  into this document. This means that companies can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is part of this proxy statement,  except to the extent information  included in this document or in a document  subsequently filed with the SEC that is incorporated by reference supersedes it.

     This proxy statement  incorporates by reference the documents  listed below that FCC has previously  filed with the SEC. These documents  contain  important information about FCC and its financial condition.

     1.   FCC's Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments thereto;

     2.   FCC's  Quarterly  Reports on Form 10-Q for the periods ended March 31,
          2001, June 30, 2001, and September 30, 2001,  including all amendments thereto; and

     3.   FCC's Current  Reports on Form 8-K, filed with the SEC on February 16,
          2001 and June 6, 2001.

     We are also  incorporating  by reference any additional  documents that FCC may file with the SEC after the date of this  document  and before  the  special meeting.  These documents  include periodic  reports,  such as Annual Reports on
Form 10-K,  Quarterly  Reports on Form 10-Q and Current  Reports on Form 8-K, as
well as proxy statements.

     United Trust Group has supplied all  information  contained or incorporated by reference  in this proxy  statement  relating to United Trust Group.  FCC has supplied all  information  contained or  incorporated by reference in this proxy statement relating to FCC.

     You can obtain  any of the  documents  incorporated  by  reference  in this document through FCC or from the SEC through the SEC web site referred to above.
Documents  incorporated  by reference  are  available  from FCC without  charge, excluding  any exhibits to those  documents  unless the exhibit is  specifically incorporated by reference as an exhibit in this proxy statement.  You can obtain documents  incorporated  by reference in this proxy statement by requesting them as follows:

                      Theodore C. Miller
                      First Commonwealth Corporation
                      5250 South 6th Street Road
                      Springfield, Illinois  62703
                      Telephone:  (217) 241-6300

     If you would like to request documents,  please do so by _________________,

2002 so you can receive  them before the special  meeting.  Requested  documents will be mailed to you by first-class  mail, or another  equally prompt means, as promptly as practicable after receipt of your request.

     We  have  not  authorized  anyone  to give  any  information  or  make  any representation  about the merger that is different from, or in addition to, that contained  in  this  proxy  statement  or in any of the  materials  that we have incorporated  into this  document.  If anyone does give you  information of this sort,  you  should  not  rely on it.  If you  are in a  jurisdiction  where  the solicitation  of  proxies  is  unlawful,  or if you are a  person  to whom it is unlawful to direct these types of activities,  then the offer  presented in this document does not extend to you. This document is dated _____________, 2002. You should not assume that the information contained in this document is accurate as of any other date unless the  information  specifically  indicates  that another date applies.

                                 Appendix A
                                Merger Agreement
                                      and
                           Related Plan of Merger

                      Agreement and Plan of Reorganization

                                 by and between

                            United Trust Group, Inc.

                                      and

                         First Commonwealth Corporation

                            Dated as of June 5, 2001

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the  "Agreement")  is made and entered  into as of June 5, 2001 by and between  United Trust  Group,  Inc.,  an
Illinois  corporation  ("UTG"),  and FIRST  COMMONWEALTH  CORPORATION,  a
Virginia corporation  ("FCC") (UTG and FCC shall sometimes be referred to
herein    individually   as   a   "Party"   and   collectively   as   the
"Parties").
                                    RECITALS

WHEREAS,  as of the  date of this  Agreement,  UTG  owns  more  than  80% of the outstanding  shares of common  stock of FCC, and the Boards of Directors of each of UTG and FCC  believe  it is in the best  interests  of each  company  and its
respective   shareholders   for  FCC  to   merge   with   and   into   UTG  (the
"Merger"),  pursuant to which each share of common  stock of FCC ("FCC
Common  Stock")  issued and outstanding  immediately  prior to the Effective
Time (as defined  below) will be converted  into the right to receive the Merger
Consideration  (as defined below),  subject to certain  exceptions  described in this Agreement.

NOW, THEREFORE,  in consideration of the mutual agreements,  covenants and other promises set forth herein,  the mutual  benefits to be gained by the performance thereof,  and for  other  good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby  acknowledged  and accepted,  the Parties hereby agree as follows:

                                   ARTICLE I
                               THE REORGANIZATION

Section 1.01 The  Merger.  At the Effective  Time and subject to and upon the  terms  and  conditions  of this  Agreement  (including  the Plan of  Merger contemplated  by Section  1.02) and the  applicable  provisions  of the Illinois
Business  Corporation  Act  ("IBCA")  and the Virginia Stock  Corporation
Act  ("VSCA"),  FCC  shall be  merged  with and into  UTG,  the  separate corporate  existence of FCC shall cease and UTG shall  continue as the surviving corporation.  The  corporation  surviving  the Merger is  sometimes  referred to hereinafter as the  "Surviving  Corporation."

Section 1.02 Effective Time.  Unless this Agreement is earlier terminated pursuant to Section 6.01, the closing of the Merger (the  "Closing") will take place no later than five (5) business days following satisfaction or waiver of the  conditions  set  forth in  Article V hereof,  at the  offices  of Wyatt,
Tarrant & Combs, LLP, 2800 PNC Plaza, Louisville,  Kentucky,  unless another time and/or  place is mutually  agreed upon in writing by FCC and UTG.  The date upon  which the  Closing  actually  occurs  shall be  referred  to herein as the
"Closing  Date." On the Closing Date,  the Parties shall cause the Merger to be consummated by filing the Plan of Merger,  in the form attached  hereto as
Exhibit  A and being  executed  by the  Parties  simultaneously  with the execution  hereof,  together  with articles of merger,  with the Virginia  State
Corporation  Commission  and the Illinois  Secretary  of State (the  "Plan of
Merger"),  in accordance with the applicable  provisions of the VSCA and the
IBCA (the time at which the Merger has become  effective under both the VSCA and the IBCA after the filing of the Plan of Merger and  articles of merger with the
Virginia State Corporation  Commission and the Illinois Secretary of State shall be referred to herein as the "Effective Time").

Section 1.03 Effect of the  Merger.  At the Effective Time, the effect of the Merger shall be as provided in the  applicable  provisions of the IBCA,  the
VSCA, the Plan of Merger and this Agreement.  Without limiting the generality of the foregoing,  and subject  thereto,  at the Effective  Time, all the property, rights,  privileges,  powers and  franchises  of FCC shall vest in the Surviving
Corporation,  and all  debts,  liabilities  and  duties of FCC shall  become the debts,  liabilities  and duties of the Surviving  Corporation.  At the Effective
Time,  the  separate  corporate  existence  of FCC  shall  cease.

Section 1.04 Certificate of Incorporation and Bylaws.

     (a)  The articles of incorporation of UTG, as in effect  immediately  prior to the Effective Time,  shall be the articles of  incorporation of the
          Surviving  Corporation at the Effective Time until thereafter  amended in accordance  with applicable law and as provided in such articles of incorporation.

     (b)  The bylaws of UTG,  as in effect  immediately  prior to the  Effective
          Time,  shall  be  the  bylaws  of  the  Surviving  Corporation  at the
          Effective Time until thereafter  amended in accordance with applicable law and as provided in the articles of  incorporation of the Surviving
          Corporation and such bylaws.

Section 1.05  Directors  and  Officers.  The directors of UTG immediately prior to the Effective Time shall be the directors of the Surviving  Corporation immediately  after the Effective  Time, each to hold the office of a director of the Surviving  Corporation in accordance  with the provisions of applicable law, and the articles of incorporation  and bylaws of the Surviving  Corporation,  as applicable,  until their successors are duly elected and qualified. The officers of UTG  immediately  prior to the  Effective  Time shall be the  officers of the
Surviving Corporation  immediately after the Effective Time, each to hold office in accordance  with the  provisions of the bylaws of the Surviving  Corporation, until their  successors are duly appointed.

Section  1.06  Effect  of  Merger  on the  Capital  Stock of the  Constituent
Corporations.

     (a)  Effect on FCC Capital Stock.

          (i)  At the  Effective  Time,  by virtue of the Merger and without any action on the part of UTG, FCC or any of the holders of shares of
               FCC Common Stock (the  "Shareholders"),  each share of FCC
               Common  Stock  issued and  outstanding  immediately  prior to the
               Effective Time shall cease to be outstanding  and, other than any shares of FCC Common  Stock to be  canceled  pursuant  to Section
               1.06(a)(ii) or Section 1.06(a)(iii),  shall be converted into and become the right to receive an amount  equal to $250,  payable by check or cash (the "Merger Consideration").

          (ii) At the  Effective  Time,  by virtue of the Merger and without any action on the part of UTG, FCC or any of the  Shareholders,  each share of FCC  Common  Stock  issued and  outstanding  immediately prior to the Effective Time and held in the treasury of FCC or by any  subsidiary  thereof shall be cancelled and retired and cease to exist and no payment shall be made with respect thereto.

          (iii)At the  Effective  Time,  by virtue of the Merger and without any action on the part of UTG, FCC or any of the  Shareholders,  each share of FCC  Common  Stock  issued and  outstanding  immediately prior to the  Effective  Time and held by UTG shall be  cancelled and retired and cease to exist and no payment  shall be made with respect thereto.

     (b)  Capital  Stock of UTG.  At the Effective Time, by virtue of the
          Merger and without any action on the part of UTG or FCC, each share of
          UTG  common  stock,  no par value per share,  issued  and  outstanding immediately  prior to the Effective Time, shall remain  outstanding as one validly issued, fully paid and nonassessable share of Common Stock of the Surviving Corporation and shall not be converted into any other securities  or cash in the Merger.  The  certificates  for such shares shall  not be  surrendered  or in any way  modified  by  reason of the
          Merger.

     (c)  Withholding  Taxes. Any cash amounts payable to any Shareholder pursuant  to this  Article I shall be subject to, and an amount may be withheld therefrom equal to, the amount of any requisite state, local, federal and foreign withholding taxes.

Section 1.07   Preparation of Proxy Statement; Shareholders' Meeting.

     (a)  As promptly as reasonably  practicable  following the date hereof, FCC shall  prepare  and shall  cause to be filed with the  Securities  and
          Exchange Commission ("SEC") proxy materials mutually acceptable to FCC and UTG which shall constitute the proxy statement  relating to the matters to be submitted to the  Shareholders at the  Shareholders'
          Meeting (as defined in (b) below) (the "Proxy Statement").  FCC and UTG shall  also  prepare,  and file with the SEC, a  statement  on
          Schedule 13E-3 (together with any  supplements or amendments  thereto, the "Schedule 13E-3"). Each of FCC and UTG shall use reasonable best  efforts to have the Proxy  Statement  and,  if  applicable,  the
          Schedule  13E-3,  cleared by the SEC as  necessary to  consummate  the
          Merger and the transactions contemplated hereby. UTG and FCC shall, as promptly as practicable after receipt thereof, provide the other Party copies of any written  comments and advise the other Party of any oral comments,  with respect to the Proxy  Statement or the Schedule  13E-3 received  from the SEC. The Parties  shall  cooperate  and provide the other  with a  reasonable  opportunity  to review  and  comment on any amendment or supplement to the Proxy  Statement or the Schedule  13E-3 prior to filing such with the SEC,  and will provide each other with a copy of all such filings made with the SEC.  Notwithstanding any other
          provision   herein  to  the  contrary,   no  amendment  or  supplement
          (including by  incorporation  by reference) to the Proxy  Statement or the Schedule 13E-3 shall be made without the approval of both Parties, which approval shall not be unreasonably withheld or delayed; provided that with respect to documents filed by a Party which are incorporated by reference in the Schedule 13E-3 or the Proxy Statement,  this right of approval shall apply only with respect to  information  relating to the other Party or its  business,  financial  condition  or results of operations.  FCC will use  reasonable  best efforts to cause the Proxy
          Statement and the Schedule 13E-3 to be mailed to the Shareholders,  as promptly  as  practicable  after the same is cleared by the SEC.  Each
          Party  will  advise  the  other,  promptly  after it  receives  notice thereof,  of any  request  by  the  SEC  for  amendment  of the  Proxy
          Statement or the Schedule 13E-3. If at any time prior to the Effective
          Time  any  information  relating  to UTG  or  FCC,  or  any  of  their respective affiliates,  officers or directors, should be discovered by
          UTG or FCC, which  information  should be set forth in an amendment or supplement to either the Schedule 13E-3 or the Proxy Statement so that any of such documents would not include any misstatement of a material fact or omit to state any material fact required to be stated  therein or  necessary  to  make  the  statements  therein,  in  light  of  the circumstances  under which they were made, not  misleading,  the Party which discovers such information shall promptly notify the other Party and,  to  the  extent  required  by  law,  rules  or  regulations,  an appropriate  amendment or supplement describing such information shall be promptly filed with the SEC and disseminated to the Shareholders.

     (b)  FCC shall duly take all lawful action to call, give notice of, convene and  hold a  meeting  of the  Shareholders  on a  date  determined  in
          accordance   with   the   mutual   agreement   of  FCC  and  UTG  (the
          "Shareholders'  Meeting")  for the  purpose  of  obtaining  the approval of this Agreement and the  transactions  contemplated  hereby
          (including   the   Merger)   by   the   Shareholders    (the   "FCC
          Shareholder  Approval")  and shall its use reasonable  best efforts  to  solicit  the vote of the  Shareholders.  Subject to their fiduciary  duties,  the  Board of  Directors  of FCC  shall  recommend adoption of this Agreement by the Shareholders.

Section 1.08   Exchange Procedures

     (a)  Promptly  after the Effective  Time, the Surviving  Corporation  shall mail (or shall  cause an exchange  agent  appointed  by the  Surviving
          Corporation to mail) to each record holder,  as of the Effective Time, of any outstanding certificate or certificates which immediately prior to the  Effective  Time  represented  shares of FCC Common  Stock (the
          "FCC  Certificates")  a (i) notice of the  effectiveness of the
          Merger and (ii) form letter of  transmittal  (which shall specify that delivery  shall be  effected,  and  risk of loss and  title to the FCC
          Certificates   shall  pass  only  upon  proper  delivery  of  the  FCC
          Certificates to the Surviving Corporation) and instructions for use in effecting the surrender of the FCC Certificates for payment  therefor.
          Upon  surrender to the Surviving  Corporation  of an FCC  Certificate,
          together with the appropriate and duly executed transmittal  materials described in the foregoing sentence and any other required  documents, the holder of such FCC Certificate shall receive in exchange therefore the applicable  Merger  Consideration  determined  pursuant to Section
          1.06 hereof,  and such  Certificate  shall forthwith be cancelled.  No interest will be paid or accrued on any consideration payable upon the surrender of the FCC  Certificates.  If payment is to be remitted to a name  other  than that in which the FCC  Certificate  surrendered  for exchange is registered,  it shall be a condition of such exchange that the FCC Certificate so surrendered  shall be properly  endorsed,  with signature  guaranteed,  or  otherwise  in proper form for transfer and that the  person  requesting  such  exchange  shall  pay to UTG or its transfer  agent any transfer or other taxes  required by reason of the payment of the applicable Merger  Consideration to a person other than the registered holder of the FCC Certificate surrendered, or establish to the  satisfaction  of UTG or its  transfer  agent that such tax has been paid or is not applicable.  Until  surrendered in accordance with the provisions of this Section 1.08, each FCC Certificate  (other than
          FCC  Certificates  representing  shares to be  cancelled  pursuant  to
          Sections 1.06(a)(ii) or 1.06(a)(iii)) shall represent for all purposes only the right to receive  the  applicable  Merger  Consideration  set forth in Section 1.06,  without any interest  thereon,  subject to any required withholding taxes.

     (b)  From and after the  Effective  Time,  the holders of FCC  Certificates
          evidencing   shares  of  FCC  Common  Stock  issued  and   outstanding
          immediately prior to the Effective Time shall cease to have any rights with respect to such shares,  except as otherwise provided herein, the
          Plan of Merger or by applicable law.

     (c)  Any holders of shares of FCC Common Stock prior to the Merger who have
          not  complied   with  this  Article  I  and   surrendered   their  FCC
          Certificates  to the Surviving  Corporation  in  accordance  with this
          Section  1.08  within six (6) months  after the  Effective  Time shall thereafter look only to the Surviving Corporation as general creditors
          thereof  for  payment  of  their  claim  for  the  applicable   Merger
          Consideration  to which such  holders  may be  entitled  hereunder  by virtue of the Merger.

     (d)  Neither FCC nor the  Surviving  Corporation  (nor any  exchange  agent appointed by the Surviving  Corporation pursuant to this Section 1.08)
          shall  be  liable  to  any   Shareholder  in  respect  of  any  Merger
          Consideration  to  which  such  Shareholder  was  otherwise   entitled
          pursuant to this Agreement  delivered to a public official pursuant to any applicable abandoned property,  escheat or similar law. If any FCC
          Certificates  shall  not have been  surrendered  prior to one (1) year after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, if any, in respect of such certificate would otherwise  escheat to or become the property of any governmental entity),  any such Merger Consideration in respect of such certificate shall, to the extent  permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

     (e)  From and after the Effective Time,  there shall be no transfers of the shares  of  FCC  Common  Stock  on the  stock  transfer  books  of the
          Surviving Corporation which were outstanding  immediately prior to the
          Effective Time.

     (f)  In the event any FCC  Certificate  shall  have  been  lost,  stolen or destroyed,  the Surviving Corporation shall issue in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of  that  fact  by the  holder  thereof,  such  amount  of the  Merger
          Consideration,  if any,  as may be required  pursuant to Section  1.06 hereof; provided,  however, that the Surviving Corporation may, in its discretion  and as a  condition  precedent  to the  issuance  thereof, require  the  Shareholder  who is the  owner of such  lost,  stolen or destroyed  certificate  to  deliver  a bond in such  amount  as it may reasonably  direct  against  any claim  that may be made  against  the
          Surviving  Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 1.09 Taking of Necessary Action;  Further Action.  If at any time after the Effective  Time, any further action is necessary or desirable to carry out the purposes of this  Agreement and to vest the Surviving  Corporation  with full right, title and possession to all assets,  property,  rights,  privileges, powers and  franchises of FCC, UTG and the officers and directors of the UTG are fully  authorized  in the name of UTG or otherwise to take,  and will take,  all such lawful and necessary action.

                                  Article II.
                     REPRESENTATIONS AND WARRANTIES OF FCC

     FCC hereby  represents and warrants to UTG that, except as disclosed in the
FCC Filed SEC Reports (as defined below):

Section 2.01   Organization, Standing and Power; Subsidiaries.

     (a)  FCC is a  corporation  duly  organized,  validly  existing and in good standing  under the laws of the  Commonwealth  of Virginia and has the corporate  power to own its properties and to carry on its business as now being conducted.  Each subsidiary of FCC is a corporation or other organization  duly  organized,  validly  existing and in good standing under the laws of its  jurisdiction of  incorporation or organization, has the requisite corporate or other power and authority to own, lease and  operate  its  properties  and to carry on its  business as is now being conducted, except where the failure to be so organized, existing and in good  standing  or to have such power and  authority  would not reasonably be expected to have a Material  Adverse  Effect on FCC. For purposes of this  Agreement,  the term "Material  Adverse Effect" on a
          Party shall mean an event, change or occurrence which, individually or together with any other event,  change or  occurrence,  has a material impact  on  (a)  the  financial  position,  business,  or  results  of operations of such Party and its subsidiaries  (though with respect to
          UTG, excluding FCC and its subsidiaries), taken as a whole, or (b) the ability of such Party to perform its obligations  under this Agreement or  to  consummate  the  Merger,  other  than  any  event,  change  or occurrence  relating to (i) the United  States  economy,  the regional economy  in which  such  Party  conducts  business  or the  securities markets  in  general  or  (ii)  this  Agreement  or  the  transactions contemplated hereby or announcement hereof.

     (b)  Each  of FCC  and  its  subsidiaries  is  duly  qualified  and in good standing to do business  in each  jurisdiction  in which the nature of its business or the ownership or leasing of its  properties  make such qualification  necessary  other than in such  jurisdictions  where the failure so to qualify or to be in good standing  would not  reasonably be expected  to have a Material  Adverse  Effect on FCC.  FCC has made available  to  UTG  a  true  and  correct  copy  of  its  articles  of incorporation  and  bylaws,  each as amended to date and in full force and effect on the date hereof.

Section 2.02   Capital Structure.

     (a)  The  authorized  capital stock of FCC consists of 62,500 shares of FCC
          Common Stock,  of which 54,385 shares are issued and outstanding as of the date hereof (reflecting the 1 for 400 reverse stock split approved by FCC's Board of Directors  on March 27, 1997,  but for which FCC did not obtain  shareholder  approval or file an amendment to its articles of incorporation). All outstanding shares of FCC Common Stock are duly authorized,  validly issued,  fully paid and nonassessable and free of any preemptive rights.

     (b)  (i) FCC does not have any  stock  option  plan or other  stock-related plan providing for equity  compensation of any person,  (ii) there are no options,  warrants, calls, rights, commitments or agreements of any character,  written or oral, to which FCC is a party or by which it is bound obligating it to issue, deliver,  sell, repurchase or redeem, or cause to be issued,  delivered,  sold,  repurchased  or redeemed,  any shares  of FCC  Common  Stock,  (iii) FCC is not  obligated  to grant, extend,  accelerate  the  vesting of,  change the price of,  otherwise amend or enter into any option,  warrant,  call, right,  commitment or agreement upon the closing of the transactions  contemplated hereby or upon the occurrence of any other event, and (iv) no bonds, debentures, notes or other  indebtedness of FCC exists having the right to vote on any matters on which holders of capital stock of FCC may vote.

Section 2.03   Authority; No Conflicts.

     (a)  Subject,  in the case of the  consummation  of the Merger,  to the FCC
          Shareholder  Approval,  any approvals or clearances required under the applicable  insurance laws of any state,  the filings  contemplated by
          Section  1.07  and the  filing  of the  Plan of  Merger,  and  related articles of merger, with the Virginia State Corporation Commission and the Illinois  Secretary of State,  (i) FCC has all requisite power and
          authority  to  enter  into  this   Agreement  and  to  consummate  the
          transactions  contemplated  hereby, (ii) the execution and delivery of this Agreement and the consummation of the  transactions  contemplated hereby have been duly authorized by all necessary  corporate action on the part of FCC and no further  action is  required on the part of FCC to authorize this Agreement and the transactions  contemplated hereby,
          (iii) this  Agreement,  the Plan of Merger  and the  Merger  have been unanimously  approved  and adopted by the Board of Directors of FCC in accordance  with Virginia law, and the articles of  incorporation  and bylaws of FCC,  and (iv) this  Agreement  has been duly  executed  and delivered by FCC, and assuming the due  authorization,  execution  and delivery by the other Party hereto,  constitutes the valid and binding obligation  of FCC,  enforceable  against  it in  accordance  with its terms,  except as such  enforceability  may be  subject to the laws of general application relating to bankruptcy,  insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     (b)  The  execution  and  delivery  by  FCC  of  this   Agreement  and  the
          consummation of the transactions contemplated hereby will not conflict with or result in any  violation of or default  under (with or without notice  or  lapse  of  time,  or  both)  or give  rise  to a right  of
          termination,   cancellation,   modification  or  acceleration  of  any
          obligation  or  loss  of  any  benefit   under  (any  such  event,   a
          "Conflict")  (i) any provision of the articles of incorporation or bylaws of FCC,  (ii) except as would not  reasonably be expected to have a Material Adverse Effect on FCC, any mortgage, indenture, lease, contract,  covenant  or other  agreement,  instrument  or  commitment,
          permit,    concession,    franchise   or   license   (individually   a
          "Contract")  to which FCC or any of its  subsidiaries or any of their respective  properties or assets (including  intangible assets), is subject,  or (iii)  except as would not  reasonably  be expected to have a Material  Adverse Effect on FCC, any judgment,  order,  decree, statute,  law, ordinance,  rule or regulation applicable to FCC or any of its  subsidiaries or any of their  respective  properties or assets
          (tangible and intangible).

Section 2.04   Reports and Financial Statements.

     (a)  FCC has  filed all  required  registration  statements,  prospectuses, reports,  schedules, forms, statements and other documents required to be filed by it with the SEC since December 31, 1998 (collectively, the
          "FCC SEC  Reports").  No  subsidiary of FCC is required to file any form, report, registration statement, prospectus or other document with  the SEC.  None of the FCC SEC  Reports,  as of their  respective dates (and,  if amended or superseded by a filing prior to the date of this  Agreement,  then on the date of such filing),  contained or will contain  any untrue  statement  of a material  fact or omitted or will omit to  state a  material  fact  required  to be  stated  therein  or
          necessary   to  make  the   statements   therein,   in  light  of  the
          circumstances under which they were made, not misleading.  All of such
          FCC SEC Reports,  as of their  respective dates (and as of the date of any amendment to the  respective  FCC SEC Report),  complied (and with respect to FCC SEC Reports  filed after the date hereof,  will comply)
          as to form in all material  respects with the applicable  requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the  Securities  Exchange  Act  of  1934,  as  amended  (the  "1934
          Act"), and the rules and regulations promulgated thereunder.

     (b)  Each  of  the  financial  statements  (including  the  related  notes)
          included or incorporated by reference in the FCC SEC Reports  presents fairly, in all material respects,  the consolidated financial position and  consolidated  results of operations and cash flows of FCC and its consolidated  subsidiaries  as of the  respective  dates  or  for  the respective  periods set forth therein,  all in conformity  with United
          States  generally  accepted  accounting   principles   ("GAAP")
          consistently  applied during the periods  involved except as otherwise noted  therein,  and  subject,  in the case of the  unaudited  interim financial  statements  of FCC,  to the  absence  of notes  and  normal year-end  adjustments  that have not been and are not  expected  to be material in amount.  Except as disclosed in the FCC SEC Reports  filed and publicly available prior to the date hereof (the "FCC Filed SEC
          Reports"),   FCC  and  its  subsidiaries  have  not  incurred  any
          liabilities  that  are  of a  nature  that  would  be  required  to be disclosed  on a  balance  sheet  of FCC  and its  subsidiaries  or the footnotes  thereto  prepared in conformity  with GAAP,  other than (A)
          liabilities   incurred  in  the  ordinary  course  of  business,   (B)
          liabilities   incurred  in  accordance   with  Section  4.01,  or  (C)
          liabilities  that,  individually  or  in  the  aggregate,   would  not
          reasonably be expected to have a Material Adverse Effect on FCC.

Section 2.05 Information  Supplied.  The information  supplied by FCC for inclusion  or  incorporated  by  reference  in (A)  the  Schedule  13E-3  or any amendment  or  supplement  thereto  will not contain any untrue  statement  of a material fact or omit to state any material  fact required to be stated  therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under  which they were made,  not  misleading,  and (B) the Proxy
Statement or any amendment or supplement  thereto to be sent to the Shareholders in  connection  with the  Shareholders'  Meeting will not, on the date the Proxy
Statement  is  first  mailed  to  the   Shareholders  or  at  the  time  of  the
Shareholders'  Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under which they were made, not  misleading.  The Proxy Statement and the Schedule 13E-3 will comply as to form in all material  respects with the requirements  of the 1934 Act and the 1933 Act and the  regulations  promulgated thereunder. Notwithstanding the foregoing, no representation or warranty is made with respect to  statements  made or  incorporated  by reference in the Schedule
13E-3 or the Proxy  Statement  based on information  supplied by or on behalf of
UTG for inclusion or incorporation by reference.

Section  2.06  Absence  of Changes  or  Events.  Except  for  liabilities permitted to be incurred in accordance  with this Agreement or the  transactions contemplated  hereby,  since  December 31, 2000, FCC and its  subsidiaries  have conducted their business only in the ordinary course and in a manner  consistent with past  practice  and,  since  December  31,  2000,  there  have not been any changes,  circumstances or events which,  individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect on FCC.

Section 2.07   Litigation; Compliance with Laws.

     (a)  There are no actions pending or, to the knowledge of FCC,  threatened, against or affecting  FCC or any  subsidiary of FCC or any property or asset of FCC or any  subsidiary of FCC which,  individually  or in the aggregate,  would  reasonably  be expected to have a Material  Adverse
          Effect  on FCC,  nor are there any  judgments,  decrees,  injunctions, rules or orders  of any  Governmental  Entity  (as  defined  below) or arbitrator  outstanding  against FCC or any  subsidiary  of FCC which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on FCC. As used in this Agreement,  the term
          "Governmental   Entity"   shall   include  any   supranational,
          national,   state,  municipal,   local  or  foreign  government,   any
          instrumentality,   subdivision,   court,   administrative   agency  or
          commission or other authority thereof,  or any  quasi-governmental  or private body  exercising any  regulatory,  taxing,  importing or other governmental or quasi-governmental authority.

     (b)  Except as,  individually or in the aggregate,  would not reasonably be expected  to  have a  Material  Adverse  Effect  on  FCC,  FCC and its
          subsidiaries  hold  all  permits,  licenses,  franchises,   variances,
          exemptions,  orders and approvals of all  Governmental  Entities which are  necessary  for  the  operation  of the  businesses  as now  being conducted of FCC and its  subsidiaries,  taken as a whole (the "FCC
          Permits"),  and no  suspension or  cancellation  of any of the FCC
          Permits is pending or, to the  knowledge of FCC,  threatened.  FCC and its  subsidiaries are in compliance with the terms of the FCC Permits, except  where  the  failure  to so  comply,  individually  or  in  the aggregate, would not reasonably be expected to have a Material Adverse
          Effect on FCC.  Neither FCC nor its  subsidiaries  is in violation of, and FCC  and  its  subsidiaries  have  not  received  any  notices  of violations with respect to, any laws, statutes,  ordinances,  rules or regulations of any Governmental  Entity,  except for violations which, individually or in the aggregate,  would not reasonably be expected to have a Material Adverse Effect on FCC.

Section 2.08 Brokers' and Finders' Fees.  FCC has not incurred,  nor will it incur,  directly or indirectly,  any liability for brokerage or finders' fees or agents'  commissions or any similar charges in connection with this Agreement or any transaction  contemplated hereby,  except for compensation payable to the
Financial Advisor (as defined in Section 5.03(c)).

Section 2.09 Representations Complete. Neither any of the representations or  warranties  made  by FCC  (as  modified  by the  FCC  SEC  Reports)  in this
Agreement,  nor any  statements  made in any  exhibit,  schedule or  certificate furnished  by FCC  pursuant to this  Agreement,  contains or will contain at the
Effective  Time, any untrue  statement of a material fact, or omits or will omit at the Effective  Time to state any material fact necessary in order to make the statements  contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                  Article III.
                     REPRESENTATIONS AND WARRANTIES OF UTG

     UTG hereby  represents and warrants to FCC that, except as disclosed in all registration  statements,  prospectuses,  reports,  schedules,  forms  and other documents  filed by UTG with the SEC since  December  31,  1998 and prior to the date hereof (the "UTG Filed SEC Reports"):

Section 3.01   Organization, Standing and Power; Subsidiaries.

     (a)  UTG is a  corporation  duly  organized,  validly  existing and in good standing under the laws of the State of Illinois and has the corporate power to own its  properties and to carry on its business as now being conducted. Each subsidiary of UTG (other than FCC or any subsidiary of
          FCC) is a corporation or other  organization  duly organized,  validly existing and in good standing  under the laws of its  jurisdiction  of incorporation  or organization,  has the requisite  corporate or other power and authority to own,  lease and operate its  properties  and to carry on its  business  as is now being  conducted,  except  where the failure to be so  organized,  existing and in good standing or to have such power and  authority  would not  reasonably be expected to have a
          Material Adverse Effect on UTG.

     (b)  Each  of  UTG  and  its   subsidiaries   (other  than  FCC  and  FCC's
          subsidiaries) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties make such  qualification  necessary other than in such jurisdictions where the failure so to qualify or to be in good  standing  would not  reasonably  be  expected to have a Material
          Adverse Effect on UTG.

Section 3.02   Authority; No Conflicts.

     (a)  Subject,  in the  case  of the  consummation  of  the  Merger,  to any approvals or clearances  required under the applicable  insurance laws of any state, the filings  contemplated by Section 1.07 and the filing of the Plan of  Merger,  and  related  articles  of  merger,  with the
          Virginia State  Corporation  Commission and the Illinois  Secretary of
          State,  (i) UTG has all  requisite  power and  authority to enter into this Agreement and to consummate the transactions contemplated hereby,
          (ii) the execution and delivery of this Agreement and the consummation of the transactions  contemplated  hereby have been duly authorized by all  necessary  corporate  action  on the  part of UTG and no  further action is required on the part of UTG to authorize  the  Agreement and the transactions  contemplated hereby, (iii) this Agreement,  the Plan of Merger and the Merger have been unanimously approved and adopted by the Board of Directors of UTG in accordance with Illinois law, and the articles of  incorporation  and bylaws of UTG, and (iv) this Agreement has been duly  executed  and  delivered  by UTG,  and assuming the due authorization,  execution  and  delivery  by the other  Party  hereto, constitutes  the  valid and  binding  obligation  of UTG,  enforceable against it in accordance with its terms, except as such enforceability may  be  subject  to the  laws  of  general  application  relating  to bankruptcy,  insolvency  and the  relief of  debtors  and rules of law governing specific  performance,  injunctive relief or other equitable remedies.

     (b)  The  execution  and  delivery  by  UTG  of  this   Agreement  and  the
          consummation of the transactions  contemplated  hereby will not result in a Conflict under (i) any provision of the articles of incorporation or bylaws of UTG,  (ii) except as would not  reasonably be expected to have a Material  Adverse  Effect on UTG,  any Contract to which UTG or any of its  subsidiaries  or any of  their  respective  properties  or assets (including  intangible  assets), is subject, or (iii) except as would not reasonably be expected to have a Material  Adverse Effect on
          UTG, any judgment,  order, decree,  statute,  law, ordinance,  rule or regulation  applicable to UTG or any of its  subsidiaries  (other than
          FCC or any FCC  subsidiary) or any of their  respective  properties or assets (tangible and intangible).

Section 3.03 Information  Supplied.  The information  supplied by UTG for inclusion  or  incorporated  by  reference  in (A)  the  Schedule  13E-3  or any amendment  or  supplement  thereto  will not contain any untrue  statement  of a material fact or omit to state any material  fact required to be stated  therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under  which they were made,  not  misleading,  and (B) the Proxy
Statement or any amendment or supplement  thereto to be sent to the Shareholders in  connection  with the  Shareholders'  Meeting will not, on the date the Proxy
Statement  is  first  mailed  to  the   Shareholders  or  at  the  time  of  the
Shareholders'  Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under which they were made,  not  misleading.  The Schedule 13E-3 will comply as to form in all material  respects  with the  requirements  of the
1934  Act  and  the  regulations  promulgated  thereunder.  Notwithstanding  the foregoing, no representation or warranty is made with respect to statements made or  incorporated by reference in the Schedule 13E-3 or the Proxy Statement based on information supplied by or on behalf of FCC for inclusion or incorporation by reference.

Section 3.04 Capital  Resources.  UTG has sufficient capital resources to pay the total Merger  Consideration  and to consummate  all of the  transactions contemplated by this Agreement and the Plan of Merger.

Section 3.05 Brokers' and Finders' Fees.  UTG has not incurred,  nor will it incur,  directly or indirectly,  any liability for brokerage or finders' fees or agents'  commissions or any similar  charges in connection with the Agreement or any transaction contemplated hereby.

Section 3.06 Representations Complete. Neither any of the representations or  warranties  made by UTG (as  modified by the UTG Filed SEC  Reports) in this
Agreement,  nor any  statements  made in any  exhibit,  schedule or  certificate furnished  by UTG  pursuant to this  Agreement,  contains or will contain at the
Effective  Time, any untrue  statement of a material fact, or omits or will omit at the Effective  Time to state any material fact necessary in order to make the statements  contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                  Article IV.
                                   COVENANTS

Section  4.01  Conduct  of Business of FCC Prior to the  Effective  Time.
During the  period  from the date of this  Agreement  and  continuing  until the
Effective  Time,  FCC agrees as to itself and its  subsidiaries  that (except as expressly  contemplated or permitted by this Agreement or to the extent that UTG shall  otherwise  consent  in  writing,  such  consent  not  to be  unreasonably withheld) FCC and its subsidiaries shall carry on their respective businesses in
the  usual,   regular  and  ordinary  course  in  all  material   respects,   in
substantially  the same  manner  as  heretofore  conducted,  and shall use their reasonable  best efforts to preserve  intact their present lines of business and preserve their  relationships with customers and others having business dealings with them.

Section  4.02  Governmental  Filings.  Each Party  shall file all reports required  to be filed by it with the SEC (and all other  Governmental  Entities)
between  the  date of this  Agreement  and the  Effective  Time  and  shall,  if requested by the other Party and to the extent permitted by law or regulation or any applicable confidentiality  agreement,  deliver to the other Party copies of all such reports promptly after such request.

Section  4.03  Access  to  Information.  FCC  shall  afford  UTG  and its accountants,  counsel and other  representatives,  reasonable  access during the period  prior  to the  Effective  Time to (i) all of  FCC's  properties,  books, contracts,  commitments and records,  (ii) all other information  concerning the
business,   properties  and  personnel  (subject  to  restrictions   imposed  by
applicable law) of FCC as UTG may reasonably request, and (iii) all employees of
FCC as  identified  by UTG.  FCC agrees to  provide to UTG and its  accountants, counsel  and other  representatives  copies  of  internal  financial  statements
(including tax returns and supporting  documentation)  promptly upon request. No information or knowledge obtained in any investigation  pursuant to this Section
4.03  shall  affect  or be  deemed  to modify  any  representation  or  warranty contained  herein  or the  conditions  to the  obligations  of  the  parties  to consummate the Merger in accordance with the terms and provisions hereof.

Section  4.04  Fees  and  Expenses.  Regardless  whether  the  Merger  is consummated, FCC and UTG will be responsible for and bear all of their own costs and expenses  incurred at any time in connection  with pursuing or  consummating the Merger, except expenses incurred in connection with the filing, printing and mailing of the Proxy  Statement  and the Schedule  13E-3,  which shall be shared equally by FCC and UTG.

Section 4.05 Public  Disclosure.  The initial press release pertaining to the  transactions  contemplated by this Agreement shall be a joint press release
and  thereafter   each  Party  shall  consult  with  the  other  before  issuing communications  to employees  regarding the  transactions  contemplated  by this
Agreement or any press release or otherwise  making any public  statements  with respect  to this  Agreement  or the  Merger  and shall not issue any such  press release or make any such public statement prior to such consultation,  except as may be required by law or any listing  agreement with Nasdaq.  FCC and UTG shall each provide to the other a copy of each press release or other public statement relating  to its  business  reasonably  in  advance  of making  such  release or statement.

Section 4.06 Consents.  FCC shall use commercially  reasonable efforts to obtain the consents,  waivers and approvals  under any of the contracts to which
FCC or  its  subsidiaries  are  parties  to the  extent  deemed  appropriate  or necessary  by any Party in  connection  with the  Merger so as to  preserve  all rights of, and benefits to, the Surviving Corporation  thereunder from and after the Effective Time.

Section 4.07 Indemnification. If the Merger is consummated, UTG agrees to assume and be responsible for all obligations of FCC as of the Effective Time to provide  indemnification  from liabilities for acts or omissions occurring at or prior to the  Effective  Time in favor of the  current  or former  directors  or officers of FCC as provided in FCC's articles of incorporation or bylaws,  as in effect on the date of this  Agreement,  for a period of six (6) years  after the
Effective Time.

                                   Article V.
                            CONDITIONS TO THE MERGER

Section  5.01   Conditions  to  Obligations  of  Each  Party  to  Effect  the
Merger. The respective obligations of FCC and UTG to effect the Merger shall be  subject  to the  satisfaction  at or  prior  to the  Effective  Time  of the following conditions:

     (a)  FCC  Shareholder  Approval.  FCC shall  have  received  the FCC
          Shareholder Approval.

     (b)  No Order.  No Governmental  Entity shall have enacted,  issued, promulgated,  enforced  or  entered  any  statute,  rule,  regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent)  which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting  consummation of the Merger.

     (c)  No   Injunctions  or  Restraints;   Illegality.   No  temporary
          restraining order,  preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition  preventing the  consummation of the Merger shall be in effect, nor shall any proceeding  brought by an administrative  agency or  commission  or other  governmental  authority or  instrumentality, domestic or foreign, seeking any of the foregoing be pending.

Section 5.02 Conditions to the Obligations of UTG.  The obligation of UTG to effect the Merger  shall be  subject to the  satisfaction  at or prior to the
Effective Time of each of the following conditions,  any of which may be waived, in writing, exclusively by UTG:

     (a)  Representations,    Warranties   and    Covenants.    (i)   The
          representations  and  warranties of FCC in this  Agreement  shall have been true and correct in all  material  respects on the date they were made and shall be true and correct in all material  respects on and as of the Closing Date as though such representations and warranties were made  on and as of such  time  (other  than  the  representations  and warranties  of FCC as of a  specified  date,  which  will be true  and correct in all material  respects as of such date), and (ii) FCC shall have  performed  and  complied  in  all  material  respects  with  all
          covenants  and  obligations  under  this  Agreement   required  to  be
          performed and complied with by FCC as of the Closing.

     (b)  Governmental Approval. Approvals from any court, administrative agency or commission or other federal,  state,  county, local or other foreign governmental authority, instrumentality,  agency or commission
          (if any) deemed appropriate or necessary by UTG shall have been timely obtained.

     (c)  Litigation. There shall be no action, suit, claim or proceeding of any nature  pending,  or  overtly  threatened,  against  FCC or its subsidiaries,  their respective  properties or any of their respective officers or directors,  arising out of, or in any way connected  with, the Merger or the other transactions contemplated by the terms of this
          Agreement.

     (d)  Third  Party  Consents.  UTG shall have received  copies of all
          consents  or  approvals  of  third  parties  it  deems   necessary  or
          appropriate.

     (e)  Certificate  of  FCC.  UTG shall have  received a  certificate, validly  executed by or on behalf of FCC to the effect that, as of the
          Closing:

          (i)  all  representations and warranties made by FCC in this Agreement are true and  correct in all  material  respects on and as of the
               Closing Date as though such  representations  and warranties were made on and as of such time (other than the  representations  and warranties of FCC as of a specified date,  which will be true and correct in all material respects as of such date); and

          (ii) all  covenants  and  obligations   under  this  Agreement  to  be
               performed  by FCC on or before the Closing have been so performed in all material respects.

     (f)  Certificate  of  Secretary  of FCC.  UTG shall have  received a certificate,  validly executed by the Secretary of FCC,  certifying as to (i) the terms and  effectiveness  the articles of incorporation and the bylaws of FCC, (ii) the valid adoption of resolutions of the Board of Directors of FCC and the Shareholders  approving this Agreement and the  approval of the  transactions  contemplated  hereby and that such approvals are in full force and effect without modification, (iii) the incumbency  of the officers of FCC  executing  this  Agreement and any agreements  contemplated  hereby or other  instruments or certificates relating hereto or thereto.

     (g)  No   Material   Adverse   Effect  -  No  event,   condition  or
          circumstances  shall have occurred or be discovered  after the date of this  Agreement  which has had,  or is  reasonably  likely to have,  a
          Material Adverse Effect on FCC.

Section 5.03 Conditions to Obligations of FCC.  The obligations of FCC to consummate and effect this Agreement and the  transactions  contemplated  hereby shall be subject to the  satisfaction  at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by FCC:

     (a)  Representations,    Warranties   and    Covenants.    (i)   The
          representations  and warranties of UTG in this  Agreement  (other than the  representations  and  warranties  of UTG as of a specified  date, which will be true and  correct in all  material  respects  as of such date) shall be true and correct in all  material  respects on the date they were made and shall be true and correct in all material  respects on and as of the  Closing  Date as  though  such  representations  and warranties  were made on and as of such time,  and (ii) UTG shall have performed and complied in all material respects with all covenants and obligations  of this  Agreement  required to be performed and complied with by such parties as of the Closing.

     (b)  Certificate  of  UTG.  FCC shall have  received  a  certificate executed on behalf of UTG by a corporate  officer to the effect  that, as of the Closing:

          (i)  all  representations and warranties made by UTG in this Agreement
               (other than the  representations  and  warranties  of UTG as of a specified  date,  which will be true and correct as of such date)
               are true and  correct in all  material  respects on and as of the
               Closing Date as though such  representations  and warranties were made on and as of such time; and

          (ii) all  covenants  and  obligations   under  this  Agreement  to  be
               performed  by UTG on or before the Closing have been so performed in all material respects.

     (c)  Fairness  Opinion  - The Board of  Directors  of FCC shall have received  an  opinion  from  Morgan  Keegan  and  Company,  Inc.  (the
          "Financial Advisor") that the transactions contemplated hereby, including the Merger  Consideration  to be paid on consummation of the
          Merger,  is  fair  from  a  financial  standpoint  as to FCC  and  the
          Shareholders.

     (d)  Governmental Approval. Approvals from any court, administrative agency or commission or other federal,  state,  county, local or other foreign governmental authority, instrumentality,  agency or commission
          (if any) deemed appropriate or necessary by FCC shall have been timely obtained.

                                  Article VI.
                       TERMINATION, AMENDMENT AND WAIVER

Section 6.01 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Closing  (including  after receipt of the FCC
Shareholder Approval):

     (a)  by mutual, written agreement of FCC and UTG;

     (b)  by FCC or by UTG,  if the  Closing  Date  shall not have  occurred  by
          December 31, 2001;

     (c)  by FCC or by UTG upon the failure of any  condition set out in Section
          5.01;

     (d)  by UTG if there  shall be any  action  taken,  or any  statute,  rule,
          regulation  or  order   enacted,   promulgated  or  issued  or  deemed
          applicable to the Merger by any Governmental  Entity,  which would (i)
          prohibit  UTG's  ownership or operation of any portion of the business of FCC or its  subsidiaries,  or (ii) compel UTG to dispose of or hold separate  all or a material  portion of the  business or assets of the
          FCC, its subsidiaries or UTG as a result of the Merger; or

     (e)  by UTG if UTG is not in material breach of its obligations  under this
          Agreement  and there has been any event,  condition  or  circumstances occur or that is discovered after the date of this Agreement which has had, or is  reasonably  likely to have, a Material  Adverse  Effect on
          FCC.

Section 6.02 Effect of  Termination.  In the event of termination of this
Agreement as provided in Section 6.01,  this Agreement  shall  forthwith  become void and there shall be no  liability or  obligation  on the part of UTG, FCC or the Shareholders,  or their respective officers,  directors or shareholders,  if applicable;  provided,  however,  that, the provisions of Section 4.04 and 4.05,
Article  VII and this  Section  6.02  shall  remain in full force and effect and survive any termination of this Agreement  pursuant to the terms of this Article
VI.

Section 6.03  Amendment.  This Agreement may be amended by the Parties at any time by  execution  of an  instrument  in  writing  signed on behalf of both
Parties.

Section 6.04 Extension; Waiver. At any time prior to the Closing, UTG, on the one hand, and FCC, on the other hand,  may, to the extent  legally  allowed,
(i) extend the time for the  performance of any of the  obligations of the other
Party, (ii) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document  delivered  pursuant hereto,  and
(iii) waive  compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

                                  Article VII.
                               GENERAL PROVISIONS

Section 7.01 Non-Survival of Representations,  Warranties and Agreements.
None of the representations,  warranties, covenants and other agreements in this
Agreement or in any instrument  delivered pursuant to this Agreement,  including any  rights  arising  out of any  breach  of such  representations,  warranties, covenants,  agreements and other  provisions,  shall survive the Effective Time, except for those  covenants,  agreements and other  provisions  contained herein that by their terms apply or are to be  performed  in whole or in part after the
Effective Time, Section 4.04 and this Article VII.

Section  7.02  Notices.  All notices and other  communications  hereunder shall be in writing, shall be effective when received, and shall in any event be deemed received and effectively given (i) upon delivery, if delivered personally or by commercial messenger or courier service,  (ii) three days after deposit in the U.S.  mail, if delivered by registered or certified  mail (postage  prepaid, return  receipt  requested),  (iii) one  business day after the day of facsimile transmission,  if sent by facsimile  with  confirming  copy by U.S.  mail (first class,  postage  prepaid),  or (iv) one  business  day after the business day of deposit with Federal Express or similar carrier for overnight delivery,  freight prepaid,  in each case to the  parties at the  following  addresses  (or at such other address for a party as shall be specified by like notice):

     (a)  if to UTG, to:
                      United Trust Group, Inc.
                      5250 South Sixth Street
                      Springfield, Illinois 62703
                      Attention:  Chief Executive Officer
                      Telephone No.: 217/241-6300
                      Facsimile No.:  217/241-6578

     (b)  if to FCC, to:

                      First Commonwealth Corporation
                      5250 South Sixth Street
                      Springfield, Illinois 62703
                      Attention:  Chief Executive Officer
                      Telephone No.: 217/241-6300
                      Facsimile No.:  217/241-6578

Section 7.03 Counterparts.  This Agreement may be executed in one or more counterparts,  all of which shall be deemed  originals,  shall be considered one and the same agreement and shall become effective when one or more  counterparts have been signed by each of the Parties and  delivered  to the other  Party,  it being understood that both Parties need not sign the same counterpart.

Section 7.04 Entire Agreement;  Assignment.  This Agreement, the exhibits hereto, and the documents and instruments and other agreements among the Parties referenced  herein:  (i) constitute the entire  agreement among the Parties with respect to the subject  matter  hereof and supersede  all prior  agreements  and understandings  both  written and oral,  among the Parties  with  respect to the subject matter hereof, (ii) are not intended to confer upon any other person any rights or remedies  hereunder,  and (iii) shall not be assigned by  operation of law or  otherwise,  except  that UTG may  assign its  rights  and  delegate  its obligations  hereunder to any entity or entities that are  wholly-owned  by UTG, directly or indirectly.

Section  7.05  Severability.  In the  event  that any  provision  of this
Agreement  or the  application  thereof,  becomes or is  declared  by a court of competent  jurisdiction to be illegal,  void or unenforceable,  the remainder of this  Agreement  will continue in full force and effect and the  application  of such  provision to other persons or  circumstances  will be interpreted so as to reasonably  effect the  intent of the  Parties.  The  Parties  further  agree to replace such void or unenforceable  provision of this Agreement with a valid and enforceable  provision that will achieve, to the extent possible,  the economic, business and other purposes of such void or unenforceable provision.

Section  7.06  Governing  Law.  This  Agreement  shall be governed by and construed in  accordance  with the laws of the State of Illinois,  as applied to contracts entered into and wholly to be performed within such state by residents thereof. Each of the Parties irrevocably consents to the exclusive  jurisdiction and venue of the federal  district  courts located within the State of Illinois, in connection with any matter based upon or arising out of this Agreement or the matters  contemplated  herein  unless  otherwise  provided  herein,  agrees that process  may be served  upon them in any  manner  authorized  by the laws of the
State of Illinois  for such  persons and waives and  covenants  not to assert or plead any objection which they might otherwise have to such jurisdiction,  venue and such process.

                        [SIGNATURE PAGE FOLLOWS]

     IN WITNESS  WHEREOF,  UTG and FCC have caused this  Agreement to be signed, all as of the date first written above.

                                            UNITED TRUST GROUP, INC.

                                            By:    /s/ Randall L. Attkisson

                                            Title:    President

                                            FIRST COMMONWEALTH CORPORATION

                                            By:    /s/ Theodore C. Miller

                                            Title:    Secretary

           [Signature Page to the Agreement and Plan of Reorganization
      between United Trust Group, Inc. and First Commonwealth Corporation]

                                 PLAN OF MERGER

                                       OF

                         FIRST COMMONWEALTH CORPORATION

                                 WITH AND INTO

                            UNITED TRUST GROUP, INC.

     Pursuant  to this Plan of Merger  ("Plan of  Merger"),  First  Commonwealth
Corporation, a corporation organized and existing under the laws of the State of
Virginia ("FCC"), shall be merged with and into United Trust Group, Inc., a  corporation  organized  and existing  under the laws of the State of Illinois
("UTG").

                                   Article I.

                                  DEFINITIONS

     Except as otherwise  provided herein, the capitalized terms set forth below shall have the meanings set forth in the  Agreement  and Plan of  Reorganization dated as of June 5,  2001 by and  between  FCC and UTG  (the  "Reorganization
Agreement").

                                  Article II.

                        TRANSACTIONS AND TERMS OF MERGER

Section 2.01 The  Merger.  At the Effective  Time and subject to and upon the terms and conditions of the  Reorganization  Agreement,  this Plan of Merger and the  applicable  provisions of the Illinois  Business  Corporation  Act (the
"IBCA") and the Virginia Stock Corporations Act (the "VSCA"),  FCC
shall be merged with and into UTG, the separate corporate existence of FCC shall cease and UTG shall continue as the Surviving Corporation.

Section  2.02  Effective  Time.  Unless the  Reorganization  Agreement is
earlier terminated pursuant to Section 6.01 thereof, the Closing will take place no later than five (5) business  days  following  satisfaction  or waiver of the conditions  set  forth in  Article  V of the  Reorganization  Agreement,  at the
offices  of  Wyatt,  Tarrant  &  Combs,  LLP,  2800 PNC  Plaza,  Louisville,
Kentucky, unless another time and/or place is mutually agreed upon in writing by
FCC and UTG.  On the  Closing  Date,  the  Parties  shall cause the Merger to be consummated  by filing this Plan of Merger,  together  with related  articles of merger,  with  the  Virginia  State  Corporation  Commission  and  the  Illinois
Secretary of State, in accordance with the applicable provisions of the VSCA and the IBCA (the time at which the Merger has become  effective under both the VSCA and the IBCA after the filing of this the Plan of Merger and  articles of merger with the Virginia State  Corporation  Commission  and the Illinois  Secretary of
State shall be referred to herein as the "Effective Time").

Section 2.03 Effect of the  Merger.  At the Effective Time, the effect of the Merger shall be as provided in the  applicable  provisions of the IBCA,  the
VSCA, this Plan of Merger and the Reorganization Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property,  rights,  privileges,  powers and  franchises of FCC shall vest in the
Surviving Corporation, and all debts, liabilities and duties of FCC shall become the debts, liabilities and duties of the Surviving Corporation. At the Effective
Time, the separate corporate existence of FCC shall cease.

Section 2.04    Certificate of Incorporation and Bylaws.

     (a)  The articles of incorporation of UTG, as in effect  immediately  prior to the Effective Time,  shall be the articles of  incorporation of the
          Surviving  Corporation at the Effective Time until thereafter  amended in accordance  with applicable law and as provided in such articles of incorporation.

     (b)  The bylaws of UTG,  as in effect  immediately  prior to the  Effective
          Time,  shall  be  the  bylaws  of  the  Surviving  Corporation  at the
          Effective Time until thereafter  amended in accordance with applicable law and as provided in the articles of incorporation of the Surviving
          Corporation and such bylaws.

Section 2.05  Directors  and  Officers.  The directors of UTG immediately prior to the Effective Time shall be the directors of the Surviving  Corporation immediately  after the Effective  Time, each to hold the office of a director of the Surviving  Corporation in accordance  with the provisions of applicable law, and the articles of incorporation  and bylaws of the Surviving  Corporation,  as applicable,  until their successors are duly elected and qualified. The officers of UTG  immediately  prior to the  Effective  Time shall be the  officers of the
Surviving Corporation  immediately after the Effective Time, each to hold office in accordance  with the  provisions of the bylaws of the Surviving  Corporation, until their successors are duly appointed.

                                  Article III.

                          MANNER OF CONVERTING SHARES

Section 3.01   Effect on FCC Capital Stock.

     (a)  At the Effective  Time, by virtue of the Merger and without any action on the part of UTG, FCC or the Shareholders,  each share of FCC Common
          Stock issued and outstanding  immediately  prior to the Effective Time shall cease to be outstanding and, other than any shares of FCC Common
          Stock to be canceled  pursuant to Section  3.01(b) or Section  3.01(c)
          hereof,  shall be  converted  into and  become the right to receive an amount  equal  to $250,  payable  by  check  or cash  (the  "Merger
          Consideration").

     (b)  At the Effective  Time, by virtue of the Merger and without any action on the part of UTG, FCC or any of the Shareholders,  each share of FCC
          Common Stock issued and outstanding immediately prior to the Effective
          Time  and held in the  treasury  of FCC or by any  subsidiary  thereof shall be cancelled and retired and cease to exist and no payment shall be made with respect thereto.

     (c)  At the Effective  Time, by virtue of the Merger and without any action on the part of UTG, FCC or any of the Shareholders,  each share of FCC
          Common Stock issued and outstanding immediately prior to the Effective
          Time and held by UTG shall be cancelled and retired and cease to exist and no payment shall be made with respect thereto.

Section 3.02  Capital  Stock of UTG.  At the Effective Time, by virtue of the Merger and without  any action on the part of UTG or FCC,  each share of UTG common stock, no par value per share,  issued and outstanding  immediately prior to the Effective Time,  shall remain  outstanding as one validly  issued,  fully paid and  nonassessable  share of Common Stock of the Surviving  Corporation and shall not be  converted  into any other  securities  or cash in the Merger.  The certificates  for such shares shall not be surrendered or in any way modified by reason of the Merger.

Section  3.03  Withholding   Taxes.  Any  cash  amounts  payable  to  any
Shareholder  pursuant to this Article III shall be subject to, and an amount may be  withheld  therefrom  equal to, the  amount of any  requisite  state,  local, federal and foreign withholding taxes.

                                  Article IV.

                               EXCHANGE OF SHARES

Section 4.01 Exchange Procedures.  Promptly after the Effective Time, the
Surviving  Corporation shall mail (or shall cause an exchange agent appointed by the Surviving  Corporation to mail) to each record  holder,  as of the Effective
Time, of any outstanding  certificate or certificates which immediately prior to the  Effective  Time  represented  shares  of  FCC  Common  Stock  (the  "FCC
Certificates") a (i) notice of the effectiveness of the Merger and (ii) form letter of transmittal (which shall specify that delivery shall be effected,  and risk of loss and title to the FCC Certificates shall pass, only upon delivery of the FCC  Certificates to the Surviving  Corporation) and instructions for use in effecting  the surrender of the FCC  Certificates  for payment  therefore.  Upon surrender to the Surviving Corporation of an FCC Certificate,  together with the appropriate and duly executed  transmittal  materials described in the foregoing sentence and any other required  documents,  the holder of such FCC  Certificate
shall  receive  in  exchange  therefore  the  applicable  Merger   Consideration
determined pursuant to Section 3.01 hereof, and such certificate shall forthwith be cancelled.  No interest will be paid or accrued on any consideration  payable upon the surrender of the FCC Certificates.  If cash is to be remitted to a name other  than  that in which  the FCC  Certificate  surrendered  for  exchange  is registered, it shall be a condition of such exchange that the FCC Certificate so surrendered shall be properly endorsed, with signature guaranteed,  or otherwise in proper form for transfer and that the person  requesting  such exchange shall pay to UTG or its transfer  agent any transfer or other taxes required by reason of payment of the  applicable  Merger  Consideration  to a person other than the registered  holder  of the FCC  Certificate  surrendered,  or  establish  to the satisfaction  of UTG or its transfer agent that such tax has been paid or is not applicable.  Until surrendered in accordance with the provisions of this Article
IV, each FCC Certificate (other than FCC Certificates  representing shares to be cancelled  pursuant to Sections  3.01(b) or 3.01(c)  hereof) shall represent for all purposes only the right to receive the applicable  Merger  Consideration set forth in Section  3.01  hereof,  without any  interest  thereon,  subject to any required withholding taxes.

Section 4.02   Rights of Former FCC Shareholders.

     (a)  From and after the  Effective  Time,  the holders of FCC  Certificates
          evidencing   shares  of  FCC  Common  Stock  issued  and   outstanding
          immediately prior to the Effective Time shall cease to have any rights with respect to such shares,  except as otherwise  provided herein, in the Reorganization Agreement or by applicable law.

     (b)  Any holders of shares of FCC Common Stock prior to the Merger who have not  complied  with  this  Plan of Merger  and  surrendered  their FCC
          Certificates  to the Surviving  Corporation  in  accordance  with this
          Article  IV within  six (6)  months  after the  Effective  Time  shall thereafter look only to the Surviving Corporation as general creditors
          thereof  for  payment  of  their  claim  for  the  applicable   Merger
          Consideration  to which such  holders  may be  entitled  hereunder  by virtue of the Merger.

     (c)  Neither FCC nor the  Surviving  Corporation  (nor any  exchange  agent appointed  by  the  Surviving  Corporation)  shall  be  liable  to any
          Shareholder  in  respect  of any  Merger  Consideration  to which such
          Shareholder  was  otherwise  entitled  pursuant to this Plan of Merger that was  delivered to a public  official  pursuant to any  applicable abandoned  property,  escheat or similar law. If any FCC  Certificates shall  not have  been  surrendered  prior to one (1)  year  after  the
          Effective Time (or immediately prior to such earlier date on which the
          Merger  Consideration,  if any, in respect of such  certificate  would otherwise  escheat  to or  become  the  property  of any  governmental entity),  any such Merger Consideration shall, to the extent permitted by applicable law,  become the property of the Surviving  Corporation, free and clear of all  claims or  interest  of any  person  previously entitled thereto.

     (d)  From and after the Effective Time,  there shall be no transfers of the shares  of  FCC  Common  Stock  on the  stock  transfer  books  of the
          Surviving Corporation which were outstanding  immediately prior to the
          Effective Time.

     (e)  In the event any FCC  Certificate  shall  have  been  lost,  stolen or destroyed,  the Surviving Corporation shall issue in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of that fact by the  holder  thereof,  such  amount of the  applicable
          Merger  Consideration,  if any, as may be required pursuant to Section
          3.01 hereof; provided, however, that the Surviving Corporation may, in its discretion and as a condition  precedent to the issuance  thereof, require  the  Shareholder  who is the  owner of such  lost,  stolen or destroyed  certificate  to  deliver  a bond in such  amount  as it may reasonably  direct  against  any claim  that may be made  against  the
          Surviving  Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   Article V.

                                 MISCELLANEOUS

Section 5.01  Conditions  Precedent.  Consummation of the Merger shall be conditioned on the  satisfaction  of, or waiver by the applicable  Party of, the conditions  precedent to the Merger set forth in Article V of the Reorganization
Agreement.

Section 5.02  Termination.  This Plan of Merger may be  terminated at any
time  prior  to  the  Effective   Time  as  provided  in  Section  6.01  of  the
Reorganization Agreement.

Section  5.03  Counterparts.  This  Plan of  Merger  may be  executed  in counterparts,  each of which shall be an original;  but all of such counterparts together shall constitute one and the same instrument.

Section  5.04  Reorganization  Agreement.  This  Plan of  Merger is being entered  into  and  delivered  pursuant  to  the  terms  and  conditions  of the
Reorganization  Agreement  and shall be  governed  by the  terms and  conditions thereof.  In the event of any conflict  between the terms and conditions of this
Plan of Merger and the terms and conditions of the Reorganization Agreement, the terms and conditions of the Reorganization Agreement shall control.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF,  the parties have caused their duly authorized officers to execute this Plan of Merger as of the 5th day of June, 2001.

                                            UNITED TRUST GROUP, INC.

                                            By:    /s/ Randall L. Attkisson

                                            Title:    President

                                            FIRST COMMONWEALTH CORPORATION

                                            By:    /s/ Theodore C. Miller

                                            Title:    Secretary

              [Signature Page to the Plan of Merger by and between
          United Trust Group, Inc. and First Commonwealth Corporation]

                                  Appendix B
                                     Opinion
                                       of
                               Morgan Keegan

June 5, 2001

Board of Directors
First Commonwealth Corporation
5250 South Sixth Street
Springfield, IL  62703

Gentlemen:

You have  requested  our opinion as to the fairness,  from a financial  point of view, to the shareholders of First  Commonwealth  Corporation (the "Company") of
the cash  consideration  to be paid to certain  holders of the Company's  common stock in  connection  with a proposed  merger  transaction  of the Company  (the
"Transaction") pursuant to and in accordance with the terms of the Agreement and
Plan of Merger and Reorganization (the "Agreement")  proposed to be entered into between the Company and United Trust Group, Inc. ("UTG"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the
Agreement.

You have advised us that, pursuant to the Agreement,  the Company will be merged with and into UTG,  which  will be the  surviving  corporation.  When the merger becomes effective,  each outstanding share of the Company's common stock will be converted into the right to receive cash in the amount of $250.00.

Morgan  Keegan & Company,  Inc.  ("Morgan  Keegan"),  as part of its  investment banking  business,  is  regularly  engaged in the  valuation of  businesses  and securities in connection with mergers and  acquisitions,  competitive  biddings, secondary  distributions of listed and unlisted  securities,  private placements and  valuations  for  various  purposes.  We have been  retained by the Board of
Directors of the Company to serve as its financial  advisor.  Morgan Keegan will receive a fee for rendering this opinion. In addition, the Company has agreed to indemnify  Morgan Keegan for certain  potential  liabilities  arising out of the rendering of this opinion.  We have not advised any party in connection with the
Transaction  other than the Board of  Directors  of the  Company  and we make no recommendation to the shareholders of the Company.

In connection  with our opinion,  we have (1) reviewed the  Agreement;  (2) held discussions  with  various  members of  management  and  representatives  of the
Company concerning the Company's  historical and current  operations,  financial condition and  prospects;  (3) reviewed  historical  consolidated  financial and operating  data that was  publicly  available or furnished to us by the Company;
(4) reviewed internal  financial  analyses,  financial and operating  forecasts, reports and other information  prepared by officers and  representatives  of the
Company;  (5) reviewed  historical  transactions  for the Company's  stock;  (6)
reviewed  certain publicly  available  information with respect to certain other companies  that we believe  to be  comparable  to the  Company  and the  trading markets  for such other  companies'  securities;  and (7)  conducted  such other financial studies,  analyses and investigations as we deemed appropriate for the purpose of this opinion.

In our review and analysis  and in arriving at our opinion,  we have assumed and relied upon the  accuracy and  completeness  of all of the  financial  and other information  provided us or publicly  available and have assumed and relied upon the representations and warranties of the Company contained in the Agreement. We have not been engaged to, and have not independently attempted to, verify any of such  information.  We have also relied upon the management of the Company as to the reasonableness and achievabililty of the financial and operating projections and the assumptions and bases therefor provided to us and, with your consent, we have  assumed  that  such  projections  reflect  the  best  currently  available estimates and  judgments of management of the Company and that such  projections and  forecasts  will be  realized  in the  amounts  and time  periods  currently estimated by the  management of the Company.  We have not been engaged to assess the  achievability  of such  projections  or the  assumptions on which they were based and  express  no view as to such  projections  or  assumptions.  With your concurrence,  in conducting our analysis we applied neither an ownership control premium nor discounts for minority interests,  marketability or liquidity and we did not  consider  any values  obtainable  through  the sale of the Company to a third party. We have assumed that there has been no undisclosed  material change in the Company's assets, financial condition, results of operations, business or prospects  since March 31, 2001.  In addition,  we have not conducted a physical inspection  or appraisal of any of the assets,  properties  or facilities of the
Company nor have we been  furnished  with any such  evaluation or appraisal.  We have also assumed that the Transaction  will be consummated on a timely basis in the manner  contemplated in the Agreement and have relied with your  concurrence on legal  counsel to the Company  that the  Transaction  is in  compliance  with applicable  laws and  regulations.  Our  opinion is based upon  analyses  of the foregoing factors in light of our assessment of general economic,  financial and market  conditions  as they  exist  and can be  evaluated  by us as of the  date hereof.

Morgan Keegan has not previously  provided  investment  banking  services to the
Company  or UTG,  but has  provided  fixed  income  services  to First  Southern
Bancorp,  Inc.  Morgan  Keegan has  previously  served as a market maker for the
UTG's common stock, but not the Company's stock.

It is understood  that this opinion is not to be quoted or referred to, in whole or in part (including excerpts or summaries),  in any filing, report,  document, release or other  communication  used in connection  with the  Transaction,  nor shall this  opinion be used for any other  purposes,  without our prior  written consent,  which consent shall not be  unreasonably  withheld.  Furthermore,  our opinion  is  directed  to the Board of  Directors  of the  Company  and does not constitute a  recommendation  to any  shareholder  of the Company as to how such shareholder  should vote at the  shareholders'  meeting to be held in connection with the Transaction.

Based upon and subject to the  foregoing and based upon such other matters as we consider  relevant,  it  is  our  opinion  that,  as of  the  date  hereof,  the consideration  to be paid in the  Transaction is fair, from a financial point of view, to the Company's shareholders.

                                            Yours very truly,

                                            MORGAN KEEGAN & COMPANY, INC.

                                  Appendix C

                                   [Letterhead of Morgan Keegan & Company, Inc.]

                                                    _____________, 2002

Board of Directors
First Commonwealth Corp., Inc.
5250 South Sixth Street
Springfield, IL 62703

Gentlemen:

By letter of June 5, 2001 (the "Prior Opinion"),  we provided to you our opinion relating to the proposed cash consideration to be paid to certain holders of the
Company's common stock in connection with a proposed merger transaction  between the  Company  and  United  Trust  Group,  Inc.  Subject  to the  qualifications, conditions,  and  assumptions  contained  therein,  we hereby confirm to you the matters stated in our Prior  Opinion,  as if restated in their  entirety,  as of this date,  including without limitation,  our opinion that the consideration to be paid in the  Transaction  (as defined in the Prior  Opinion) is fair,  from a
financial  point  of  view,  to  the  Company's   shareholders,   including  its
unaffiliated shareholders.

                                                              Very truly yours,

                                               MORGAN KEEGAN & COMPANY, INC.

                           APPENDIX TO PROXY STATEMENT

                                   PROXY CARD

Fold and Tear Here                                          Fold  and  Tear Here
--------------------------------------------------------------------------------
PROXY                                                                      PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         FIRST COMMONWEALTH CORPORATION
           Special Meeting of Shareholders - __________________, 2002

The undersigned,  a shareholder of First  Commonwealth  Corporation,  a Virginia corporation  (the  "Company"),  does hereby  constitute and appoint  Theodore C.
Miller and Brad M. Wilson the true and lawful  attorneys  and proxies  with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of common  stock of the Company  that the  undersigned would be  entitled  to vote if  personally  present  at the  Special  Meeting of
Shareholders of the Company to be held at the Company's  offices located at 5250
South 6th Street Road,  Springfield,  Illinois  62703 on  ____________,  2002 at
11:00 a.m., local time, or at any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREINAFTER  GIVEN.
UNLESS OTHERWISE SPECIFIED,  THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN FAVOR OF
AND IN  ACCORDANCE  WITH THE  DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO
ANY OTHER BUSINESS TRANSACTED AT THE SPECIAL MEETING.

Please mark,  date,  sign and mail this proxy in the envelope  provided for this purpose. No postage is required if mailed in the United States.

           (Continued and to be voted and signed on the reverse side)

Fold and Tear Here                                            Fold and Tear Here

The undersigned  hereby instructs said proxies or their substitutes as set forth below.

1. APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND RELATED
PLAN OF MERGER,  EACH  DATED AS OF JUNE 5, 2001,  BY AND  BETWEEN  UNITED  TRUST
GROUP,  INC., AN ILLINOIS  CORPORATION,  AND FIRST COMMONWEALTH  CORPORATION,  A
VIRGINIA CORPORATION,  AND FOR THE MERGER CONTEMPLATED THEREBY. THIS PROPOSAL IS
MADE BY FIRST COMMONWEALTH CORPORATION.

                FOR          AGAINST              ABSTAIN

2. DISCRETIONARY  AUTHORITY: In their discretion,  the proxies are authorized to vote upon such  other and  further  business  as may  properly  come  before the
special                                                                 meeting.

                FOR          AGAINST              ABSTAIN

The  undersigned  hereby  revokes  any  proxy or  proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Special  Meeting  and Proxy
Statement for the Special Meeting, both dated _________, 2002.

[FCC Account Number]    [Number of Shares]        [Shareholder Name and Address]

Signature _____________________________     ______________________, 2002

Signature _____________________________     ______________________, 2002

NOTE:  Please sign exactly as your name or names appear hereon.  When signing as attorney,  executor,  administrator,  trustee or guardian,  please  indicate the capacity in which  signing.  When signing as joint  tenants,  all parties in the joint tenancy must sign. When a proxy is given by a company, it should be signed with full corporate name by a duly authorized officer.